UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

QVC Group, Inc.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

QVC GROUP, INC. 12300 Liberty Boulevard Englewood, Colorado 80112 (720) 875-5300

DEAR FELLOW STOCKHOLDER:
You are cordially invited to attend the 2025 annual meeting of stockholders of QVC Group, Inc. (formerly Qurate Retail, Inc.) to be held at 11:00 a.m., Mountain time, on May 12, 2025. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/QVC2025. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 12, 2025.
At the annual meeting, you will be asked to consider and vote on the proposals described in the accompanying notice of annual meeting and proxy statement, as well as on such other business as may properly come before the meeting.
Your vote is important, regardless of the number of shares you own. Whether or not you plan to attend the annual meeting, please read the enclosed proxy materials and then promptly vote via the Internet or telephone or by completing, signing and returning the proxy card if you received a paper copy of the proxy materials by mail. Doing so will not prevent you from later revoking your proxy or changing your vote at the meeting.
Thank you for your cooperation and continued support and interest in QVC Group.
Very truly yours,
David Rawlinson II
President and Chief Executive Officer
[•], 2025
The Notice of Internet Availability of Proxy Materials is first being mailed on or about [•], 2025, and the proxy materials relating to the annual meeting will first be made available on or about the same date.

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS
Notice is hereby given of the annual meeting of stockholders of QVC Group, Inc. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders.

MEETING DATE & TIME	VIRTUAL MEETING LOCATION	RECORD DATE
May 12, 2025, at 11:00 a.m. MT	You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/QVC2025.	5:00 p.m., New York City time, on March 24, 2025
To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice of Internet Availability of Proxy Materials or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 12, 2025.
At the annual meeting, you will be asked to consider and vote on the following proposals. Our Board of Directors (Board or Board of Directors) has unanimously approved each proposal for inclusion in the proxy materials.
PROPOSAL		BOARD RECOMMENDATION	PAGE
1	A proposal (which we refer to as the election of directors proposal) to elect Richard N. Barton and M. Ian G. Gilchrist to continue serving as Class IIl members of our Board until the 2028 annual meeting of stockholders or their earlier resignation or removal.	FOR each director nominee	12
2	A proposal (which we refer to as the reverse stock split proposal) to approve the adoption of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our Series A common stock, par value $0.01 per share, and our Series B common stock, par value $0.01 per share, at a ratio of at least 1-for-2 and up to 1-for-50, with the exact ratio within the foregoing range to be determined by our Board of Directors (or a committee thereof) and publicly announced prior to the effectiveness of the reverse stock split.	FOR	32
3	A proposal (which we refer to as the auditors ratification proposal) to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2025.	FOR	41
4	A proposal (which we refer to as the say-on-pay proposal) to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation.”	FOR	44
	You may also be asked to consider and vote on such other business as may properly come before the annual meeting.
We describe the proposals in more detail in the accompanying proxy statement. We encourage you to read the proxy statement in its entirety before voting.
YOUR VOTE IS IMPORTANT. Voting promptly, regardless of the number of shares you own, will aid us in reducing the expense of any further proxy solicitation in connection with the annual meeting. You may vote electronically during the annual meeting or by proxy prior to the meeting by telephone, via the Internet or by mail:
Internet	Virtual Meeting	Phone	Mail
Vote online at www.proxyvote.com	Vote live during the annual meeting at the URL above	Vote by calling 1-800-690-6903 (toll free) in the United States or Canada	Vote by returning a properly completed, signed and dated proxy card

WHO MAY VOTE	WHO MAY NOT VOTE

Holders of record of our Series A common stock, par value $0.01 per share, and our Series B common stock, par value $0.01 per share, as of the record date will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
These holders will vote together as a single class on each proposal.
Holders of record of our 8% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share, are not entitled to any voting powers, except as specified in the Certificate of Designations relating to such shares or as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting.
A list of stockholders entitled to vote at the annual meeting will be available at our offices at 12300 Liberty Boulevard, Englewood, Colorado 80112 for review by our stockholders for any purpose germane to the annual meeting for ten days ending on the day before the meeting date. If you have any questions with respect to accessing this list, please contact QVC Group Investor Relations at (866) 876-0461.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be Held on May 12, 2025: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2024 Annual Report to Stockholders are available at www.proxyvote.com.
By order of the Board of Directors,
Katherine C. Jewell
Vice President and Secretary
Englewood, Colorado
[•], 2025
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE PROMPTLY VIA TELEPHONE OR ELECTRONICALLY VIA THE INTERNET. ALTERNATIVELY, PLEASE COMPLETE, SIGN AND RETURN THE PROXY CARD IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS BY MAIL.

Glossary of Defined Terms

360networks	360networks Corporation
Atlanta Braves Holdings	Atlanta Braves Holdings, Inc.
Charter	Charter Communications, Inc.
Contrarius	Contrarius Investment Management Limited
Contrarius Bermuda	Contrarius Investment Management (Bermuda) Limited
Expedia	Expedia, Inc.
FPR	FPR Partners, LLC
FW Cook	Frederic W Cook & Co., Inc.
GAAP	U.S. Generally Accepted Accounting Principals
GCI Liberty	GCI Liberty, Inc.
Glassdoor	Glassdoor, Inc.
Grainger	W. W. Grainger, Inc.
JCPenney	J.C. Penney Company, Inc.
LGI	Liberty Global, Inc. (LGP’s predecessor)
LGP	Liberty Global plc
Liberty Broadband	Liberty Broadband Corporation
Liberty Expedia	Liberty Expedia Holdings, Inc.
Liberty Media	Liberty Media Corporation (including predecessors)
Liberty TripAdvisor	Liberty TripAdvisor Holdings, Inc.
Live Nation	Live Nation Entertainment, Inc.
LMAC	Liberty Media Acquisition Corporation
LMI	Liberty Media International, Inc. (LGI’s predecessor)
Microsoft	Microsoft Corporation
Oracle	Oracle Corporation
QVC	QVC, Inc.
QVC Group	QVC Group, Inc. (formerly Qurate Retail, Inc.)
Sirius XM	Sirius XM Holdings Inc.
TCI	Tele-communications, Inc.
Tripadvisor	Tripadvisor, Inc.
Vanguard	The Vanguard Group
Zillow	Zillow Group, Inc.

Cautionary Note Regarding Forward-Looking Statements

This proxy statement includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about business strategies and initiatives (including our new transformation strategy) and their expected benefits, the expected benefits of the reverse stock split (if effected) and other matters that are not historical facts. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as “may,” “will,” “intend,” “continue,” “believe,” “expect,” “anticipate,” “should,” “could” or similar terminology. These statements are based upon management’s current expectations and assumptions and are not guarantees of timing, future results or performance. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including, among other things, the impact of the reverse stock split (if effected) on our stock price, our ability to meet the continued listing requirements of the Nasdaq Capital Market, possible changes in market acceptance of new products or services, competitive issues, regulatory matters affecting our businesses, continued access to capital on terms acceptable to QVC Group, changes in law and government regulations, the availability of investment opportunities, general market conditions (including as a result of future public health crises), issues impacting the global supply chain and labor market and use of social media and influencers. Additional information regarding risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the Securities and Exchange Commission (the SEC), including under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on February 27, 2025 (the 2024 Form 10-K), and in our subsequent periodic reports. Forward-looking statements speak only as of the date they are made and, except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise. We believe these forward-looking statements are reasonable; however, you should not place undue reliance on forward looking statements, which are based on current expectations.
Furthermore, certain statements in this proxy statement, particularly pertaining to our sustainability performance, goals and initiatives, are subject to additional risks and uncertainties, including regarding: gathering and verification of information and related methodological considerations; our ability to implement various initiatives under expected timeframes, cost, and complexity; our dependency on third-parties to provide certain information and to comply with applicable laws and policies; our reference to various sustainability reporting standards and frameworks (including standards for the measurement of underlying data), which continue to evolve; and other unforeseen events or conditions. These factors, as well as others, may cause results to differ materially and adversely from those expressed in any of our forward-looking statements. Additionally, we may provide information herein that is not necessarily “material” under the U.S. federal securities laws for SEC reporting purposes but that is informed by various sustainability standards and frameworks (including standards for the measurement of underlying data) and the interest of various stakeholders. However, we cannot guarantee strict adherence to framework recommendations and much of this information is subject to assumptions, estimates or third-party information that is still evolving and subject to change, and our disclosures based on these frameworks may change due to revisions in framework requirements, availability of information, changes in our business or applicable governmental policy, or other factors, some of which may be beyond our control.

Proxy Summary
Proxy Summary

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all information you should consider. Please read the entire proxy statement carefully before voting.
What’s new with this year’s proxy statement?
• 2024 Year in Review • Voting Roadmap on page 3 • Reverse Stock Split Proposal on page 32 • New Rawlinson Employment Agreement on page 58
ABOUT OUR COMPANY
QVC Group, Inc. (NASDAQ: QVCGA, QVCGB, QVCGP) is a Fortune 500 company with six leading retail brands—QVC®, HSN®, Ballard Designs®, Frontgate®, Garnet Hill® and Grandin Road®—and other minority interests.
QVC GroupSM is a live social shopping company that redefines the shopping experience through video-driven commerce on every screen, from smartphones and tablets to laptops and TVs. QVC GroupSM brings innovative products, compelling content, and unforgettable moments to millions of shoppers worldwide via social platforms, streaming apps, ecommerce sites and TV channels, making every screen a doorway to discovery, delight and community.
QVC GroupSM reaches more than 200 million homes worldwide via 15 television channels, which are widely available on cable/satellite TV, free over-the-air TV, free ad-supported TV and other digital livestreaming TV. QVC GroupSM also reaches millions of customers via its QVC+ and HSN+ streaming experience, Facebook, Instagram, TikTok, YouTube, websites, mobile apps, print catalogs, and in-store destinations.

QVC GROUP, INC. / 1

Proxy Summary
2024 YEAR IN REVIEW
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Concluded Project Athens, delivering significant Adjusted OIBDA(1) margin and free cash flow(2) improvement

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Expanded gross margins 120 basis points for the full year and reduced operating and selling, general and administrative expenses 8% and 9%, respectively

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Improved QVC’s credit profile and extended its maturities, including executing private exchange offers for 89% of the 2027 and 2028 notes

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QxH existing customers spent on average $1,650 and purchased 32 items in 2024, both up 2% year-over-year

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QVC International generated stable revenue, $275 million in operating income and expanded Adjusted OIBDA margin 70 basis points in 2024

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QxH streaming had strong growth, with average monthly users up 80% and minutes viewed up over 20%

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In November 2024, launched a new strategy to transform QVC Group into a live social shopping company focused on revenue growth while maintaining improved Adjusted OIBDA margin

(1)
For a definition of Adjusted OIBDA as defined by our company, as well as a reconciliation of Adjusted OIBDA to operating income (loss), see the 2024 Form 10-K.

(2)
See Appendix A to the proxy statement for our definition of free cash flow and a reconciliation of free cash flow to the most directly comparable GAAP financial measure.

2 / 2025 PROXY STATEMENT

Proxy Summary
VOTING ROADMAP
Proposal 1: Election of Directors Proposal (see page 12)
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company. See pages 12 – 19 for further information.

OUR DIRECTOR NOMINEES
RICHARD N. BARTON
Director Since: 2016	Committee(s): Nominating & Corporate Governance
Independent Director

Mr. Barton brings to our Board a broad range of relevant leadership and technical skills resulting from his roles as a founder and former chief executive officer of companies in the mobile and Internet industries. Mr. Barton also provides experience in launching and promoting new technologies and marketing internet-based products to consumers.

M. IAN G. GILCHRIST
Director Since: 2009	Committee(s): Audit (Chair); Compensation
Independent Director

Mr. Gilchrist’s field of expertise is in the media and telecommunications sector, having been involved with companies in this industry during much of his 32 years as an investment banker. Mr. Gilchrist brings to our Board significant financial expertise and a unique perspective on our company and the media and telecommunications sector. He is also an important resource with respect to the financial services firms that our company engages from time to time.

CURRENT BOARD OF DIRECTORS AT A GLANCE

(Note: Includes Mr. Malone and Ms. Wong, each of whom will not be standing for re-election upon the expiration of their term at the annual meeting.)
QVC GROUP, INC. / 3

Proxy Summary
BOARD AND CORPORATE GOVERNANCE HIGHLIGHTS
Effective Independent Oversight	Strong Governance Practices

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Majority of our directors are independent

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Separate Chairman of the Board and Chief Executive Officer

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Executive sessions of independent directors held without the participation of management

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Independent directors chair the audit, compensation and nominating and corporate governance committees

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Ability to engage with independent consultants or advisors

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No compensation committee interlocks or compensation committee engagement in related party transactions in 2024

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Succession planning

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Stockholder access to the director nomination process

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Corporate Governance Guidelines, Code of Business Conduct and Ethics and various policies (including Enterprise Risk Management Policy, Human Rights Policy and Tax Policy) which are published online

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Directors have unabridged access to senior management and other company employees

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Anonymous “whistleblowing” channels for any concerns

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Well-established risk oversight process

•
Leverages collaborative approach to enhancing sustainability practices

Proposal 2: Reverse Stock Split Proposal (see page 32)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because it will allow our Board of Directors flexibility in effecting a reverse stock split in order to bring our Series A common stock back into compliance with the minimum bid price requirements of The Nasdaq Stock Market LLC (Nasdaq) to ensure its continued listing on Nasdaq. See pages 32 – 40 for further information.

Proposal 3: Auditors Ratification Proposal (see page 41)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise. See pages 41 – 42 for further information.

Proposal 4: Say-on-Pay Proposal (see page 44)
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because our compensation structure is aligned with our ultimate goal of appropriately motivating our executives to increase long-term stockholder value. See page 44 for further information.

4 / 2025 PROXY STATEMENT

Proxy Summary
SUSTAINABILITY HIGHLIGHTS
QVC Group believes that we can have the largest impact, and unlock the greatest value, through a collaborative approach to sustainability issues. This approach reflects a sustainability partnership across our company, Liberty Media, Liberty TripAdvisor and Liberty Broadband, as well as with the portfolio of assets within each of these public companies.
QVC Group has a long-standing commitment to doing business the right way and creating positive change for all the communities we touch. QVC Group’s Global Impact strategy builds on its materiality assessments, which help identify our core material topics based on extensive research and stakeholder engagement. These material topics have been organized around three strategic pillars to demonstrate how our people, our networks and our brands all support us in the pursuit of our corporate responsibility commitments as outlined at www.qvcgrp.com.

Protecting Our Environment
+ Waste Reduction
+ Supply Chain Emissions
+ Energy Management
Championing Empowerment & Belonging
+ Inclusion & Belonging
+ Employee Well-Being
+ Community & Social Impact
BUSINESS ETHICS
PRODUCT SAFETY & QUALITY
CUSTOMER SERVICE & PRIVACY
Inspiring a More Sustainable Way to Retail
Curating Product Responsibility
+ Supply Chain Working Conditions
+ Material Sourcing Transparency
+ Product Lifecycle Stewardship

QVC GROUP, INC. / 5

Proxy Summary
EXECUTIVE COMPENSATION HIGHLIGHTS
Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

To that end, the compensation packages provided to the named executive officers include significant performance-based bonuses and incentive awards.
WHAT WE DO	WHAT WE DO NOT DO

•
A significant portion of compensation is at-risk and performance-based.

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Performance targets for our executives support the long-term growth of our company.

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We have clawback provisions for equity-based incentive compensation.

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Our compensation practices do not encourage excessive risk taking.

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We do not provide tax gross-up payments in connection with taxable income from perquisites.

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We do not engage in liberal share recycling.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
We are furnishing this proxy statement in connection with the Board of Directors’ solicitation of proxies for use at our 2025 Annual Meeting of Stockholders to be held at 11:00 a.m., Mountain time, on May 12, 2025, or at any adjournment or postponement of the annual meeting. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/QVC2025. At the annual meeting, we will ask you to consider and vote on the proposals described in the accompanying Notice of Annual Meeting of Stockholders. The proposals are described in more detail in this proxy statement. We are soliciting proxies from holders of our Series A common stock, par value $0.01 per share (QVCGA), and Series B common stock, par value $0.01 per share (QVCGB). The holders of our 8% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (QVCGP), are not entitled to any voting powers, except as specified in the Certificate of Designations relating to QVCGP or as required by Delaware law, and may not vote on the proposals to be presented at the annual meeting. We refer to QVCGA and QVCGB together as our common stock. We refer to our common stock together with QVCGP as our capital stock.
6 / 2025 PROXY STATEMENT

The Annual Meeting
The Annual Meeting

NOTICE AND ACCESS OF PROXY MATERIALS
We have elected, in accordance with the SEC “Notice and Access” rule, to deliver a Notice of Internet Availability of Proxy Materials (the Notice) to our stockholders and to post our proxy statement and our annual report to our stockholders (collectively, the proxy materials) electronically. The Notice is first being mailed to our stockholders on or about [•], 2025. The proxy materials will first be made available to our stockholders on or about the same date.
The Notice instructs you how to access and review the proxy materials and how to submit your proxy via the Internet. The Notice also instructs you how to request and receive a paper copy of the proxy materials, including a proxy card or voting instruction form, at no charge. We will not mail a paper copy of the proxy materials to you unless specifically requested to do so. The Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. We encourage you to access and review the proxy materials before voting.
Important Notice Regarding the Availability of Proxy Materials For the Annual Meeting of Stockholders to be
Held on May 12, 2025: our Notice of Annual Meeting of Stockholders, Proxy Statement and 2024
Annual Report to Stockholders are available at www.proxyvote.com.
We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and did not receive a Notice of Internet Availability or otherwise receive their proxy materials electronically will receive only one copy of this Proxy Statement, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Proxy Statement or if you hold our common stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Financial Solutions, Inc. by writing to Broadridge Financial Solutions, Inc., Attn: Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or by calling, toll-free in the United States, 1-866-540-7095. If you participate in householding and wish to receive a separate copy of this Proxy Statement or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact Broadridge Financial Solutions, Inc. as indicated above.
ELECTRONIC DELIVERY
Registered stockholders may elect to receive future notices and proxy materials by e-mail. To sign up for electronic delivery, go to www.proxyvote.com. Stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery when voting by Internet at www.proxyvote.com, by following the prompts. Also, stockholders who hold shares through a bank, brokerage firm or other nominee may sign up for electronic delivery by contacting their nominee. Once you sign up, you will not receive a printed copy of the notices and proxy materials, unless you request them. If you are a registered stockholder, you may suspend electronic delivery of the notices and proxy materials at any time by contacting our transfer agent, Broadridge, at (888) 789-8461 (outside the United States (626) 427-6421). Stockholders who hold shares through a bank, brokerage firm or other nominee should contact their nominee to suspend electronic delivery.
TIME, PLACE AND DATE
The annual meeting of stockholders is to be held at 11:00 a.m., Mountain time, on May 12, 2025. The annual meeting will be held via the Internet and will be a completely virtual meeting of stockholders. You may attend the meeting, submit questions and vote your shares electronically during the meeting via the Internet by visiting
QVC GROUP, INC. / 7

The Annual Meeting
www.virtualshareholdermeeting.com/QVC2025. To enter the annual meeting, you will need the 16-digit control number that is printed on your Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that you are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 12, 2025.
TECHNICAL DIFFICULTIES DURING THE ANNUAL MEETING. If during the check-in time or during the annual meeting you have technical difficulties or trouble accessing the applicable virtual meeting website, Broadridge Corporate Issuer Solutions, Inc. will have technicians ready to assist you with any individual technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time for the annual meeting, please call the technical support number that will be posted on the virtual meeting website log-in page at www.virtualshareholdermeeting.com/QVC2025. If we experience technical difficulties during the annual meeting (e.g., a temporary or prolonged power outage), we will determine whether the annual meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the annual meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any such situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/QVC2025.
PURPOSE
At the annual meeting, you will be asked to consider and vote on each of the following:
•
the election of directors proposal, to elect Richard N. Barton and M. Ian G. Gilchrist to continue serving as Class III members of our Board until the 2028 annual meeting of stockholders or their earlier resignation or removal;

•
the reverse stock split proposal, to approve the adoption of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding common stock at a ratio of at least 1-for-2 and up to 1-for-50, with the exact ratio within the foregoing range to be determined by our Board of Directors (or a committee thereof) and publicly announced prior to the effectiveness of the reverse stock split;

•
the auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2025; and

•
the say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation.”

You may also be asked to consider and vote on such other business as may properly come before the annual meeting, although we are not aware at this time of any other business that might come before the annual meeting.
RECOMMENDATION OF OUR BOARD OF DIRECTORS

Our Board of Directors has unanimously approved each of the proposals for inclusion in the proxy materials and recommends that you vote FOR the election of each director nominee and FOR each of the reverse stock split proposal, auditors ratification proposal and say-on-pay proposal.

QUORUM
In order to conduct the business of the annual meeting, a quorum must be present. This means that the holders of at least a majority of the aggregate voting power represented by the shares of our common stock outstanding on the record date and entitled to vote at the annual meeting must be represented at the annual meeting either in person or by proxy. Virtual attendance at the annual meeting constitutes presence in person for purposes of a quorum at the meeting. For purposes of determining a quorum, your shares will be included as represented at the meeting even if you indicate on your proxy that you abstain from voting. If a broker, who is a record holder of shares, indicates on a form of proxy that the broker does not have discretionary authority to vote those shares on a particular proposal or proposals, or if those shares are voted in circumstances in which proxy authority is defective or has been withheld, those shares (broker non-votes) will nevertheless be treated as present for purposes of determining the presence of a quorum. See “—Voting Procedures for Shares Held in Street Name—Effect of Broker Non-Votes” below.
8 / 2025 PROXY STATEMENT

The Annual Meeting
WHO MAY VOTE
Holders of shares of our common stock, as recorded in our stock register as of 5:00 p.m., New York City time, on March 24, 2025 (such date and time, the record date for the annual meeting), will be entitled to notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement thereof.
VOTES REQUIRED
Each director nominee who receives a plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, will be elected to office.
Approval of the reverse stock split proposal requires the affirmative vote of the holders of record of a majority of the voting power of the outstanding shares of our common stock entitled to vote on this proposal, voting together as a single class.
Approval of each of the auditors ratification proposal and say-on-pay proposal requires the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
Virtual attendance at the annual meeting constitutes presence in person for purposes of each required vote.
VOTES YOU HAVE
At the annual meeting, holders of shares of QVCGA will have one vote per share and holders of shares of QVCGB will have ten votes per share, in each case, that our records show are owned as of the record date. Holders of QVCGP will NOT be eligible to vote at the annual meeting.
SHARES OUTSTANDING
As of the record date, [•] shares of QVCGA and [•] shares of QVCGB were issued and outstanding and entitled to vote at the annual meeting.
NUMBER OF HOLDERS
There were, as of the record date, [•] and [•] record holders of QVCGA and QVCGB, respectively (which amounts do not include the number of stockholders whose shares are held of record by banks, brokers or other nominees, but include each such institution as one holder).
VOTING PROCEDURES FOR RECORD HOLDERS
Holders of record of our common stock as of the record date may vote via the Internet at the annual meeting or prior to the annual meeting by telephone or through the Internet. Alternatively, if they received a paper copy of the proxy materials by mail, they may give a proxy by completing, signing, dating and returning the proxy card by mail.
Holders of record may vote their shares electronically during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/QVC2025. To enter the annual meeting, holders will need the 16-digit control number that is printed on their Notice or proxy card. We recommend logging in at least fifteen minutes before the meeting to ensure that they are logged in when the meeting starts. Online check-in will start shortly before the meeting on May 12, 2025.
Instructions for voting prior to the annual meeting by using the Internet are printed on the Notice or the proxy voting instructions attached to the proxy card. In order to vote prior to the annual meeting through the Internet, holders should have their Notices or proxy cards available so they can input the required information from the Notice or proxy card, and log
QVC GROUP, INC. / 9

The Annual Meeting
onto the Internet website address shown on the Notice or proxy card. When holders log onto the Internet website address, they will receive instructions on how to vote their shares. Unless subsequently revoked, shares of our common stock represented by a proxy submitted as described herein and received at or before the annual meeting will be voted in accordance with the instructions on the proxy.
YOUR VOTE IS IMPORTANT. It is recommended that you vote by proxy even if you plan to attend the annual meeting. You may change your vote at the annual meeting.
If you submit a properly executed proxy without indicating any voting instructions as to a proposal enumerated in the Notice of Annual Meeting of Stockholders, the shares represented by the proxy will be voted “FOR” the election of each director nominee and “FOR” each of the reverse stock split proposal, auditors ratification proposal and say-on-pay proposal.
If you submit a proxy indicating that you abstain from voting as to a proposal, it will have no effect on the election of directors proposal and will have the same effect as a vote “AGAINST” each of the other proposals.
If you do not submit a proxy or you do not vote at the annual meeting, your shares will not be counted as present and entitled to vote for purposes of determining a quorum, and your failure to vote will have no effect on determining whether any of the proposals are approved (if a quorum is present), other than the reverse stock split proposal. In this case, your shares will be counted as votes “AGAINST” the reverse stock split proposal.
VOTING PROCEDURES FOR SHARES HELD IN STREET NAME
GENERAL
If you hold your shares in the name of a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee when voting your shares or to grant or revoke a proxy. The rules and regulations of the New York Stock Exchange and Nasdaq prohibit brokers, banks and other nominees from voting shares on behalf of their clients without specific instructions from their clients with respect to numerous matters, including, in our case, the election of directors and say-on-pay proposal, each as described in this proxy statement. Accordingly, to ensure your shares held in street name are voted on these matters, we encourage you to provide promptly specific voting instructions to your broker, bank or other nominee.
EFFECT OF BROKER NON-VOTES
Broker non-votes are counted as shares of our common stock present and entitled to vote for purposes of determining a quorum but will have no effect on any of the proposals. You should follow the directions your broker, bank or other nominee provides to you regarding how to vote your shares of common stock or how to change your vote or revoke your proxy.
REVOKING A PROXY
If you submitted a proxy prior to the start of the annual meeting, you may change your vote by attending the annual meeting online and voting via the Internet at the annual meeting or by delivering a signed proxy revocation or a new signed proxy with a later date to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Any signed proxy revocation or later-dated proxy must be received before the start of the annual meeting. In addition, you may change your vote through the Internet or by telephone (if you originally voted by the corresponding method) not later than 11:59 p.m., New York City time, on May 11, 2025 for shares held directly.
Your attendance at the annual meeting will not, by itself, revoke a prior vote or proxy from you.
If your shares are held in an account by a broker, bank or other nominee, you should contact your nominee to change your vote or revoke your proxy.
SOLICITATION OF PROXIES
We are soliciting proxies by means of our proxy materials on behalf of our Board of Directors. In addition to this mailing, our employees may solicit proxies personally or by telephone. We pay the cost of soliciting these proxies. We also reimburse brokers and other nominees for their expenses in sending paper proxy materials to you and getting your voting instructions.
10 / 2025 PROXY STATEMENT

The Annual Meeting
We have also retained D.F. King & Co., Inc. (D.F. King) to assist in the solicitation of proxies at a cost of $12,500, plus disbursements and we agree to indemnify D.F. King and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as our company’s proxy solicitor.
If you have any further questions about voting or attending the annual meeting, please contact QVC Group Investor Relations at (866) 876-0461, Broadridge at (888) 789-8461 (outside the United States (626) 427-6421) or our proxy solicitor, D.F. King, at (212) 257-2028 (brokers and banks only) or (800) 848-3410 (toll free).
OTHER MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Our Board of Directors is not currently aware of any business to be acted on at the annual meeting other than that which is described in the Notice and this proxy statement. If, however, other matters are properly brought to a vote at the annual meeting, the persons designated as proxies will have discretion to vote or to act on these matters according to their best judgment. In the event there is a proposal to adjourn or postpone the annual meeting, the persons designated as proxies will have discretion to vote on that proposal.
STOCKHOLDER PROPOSALS
This proxy statement relates to our annual meeting of stockholders for the calendar year 2025 which will take place on May 12, 2025. Based solely on the date of our 2025 annual meeting and the date of this proxy statement, (i) a stockholder proposal must be submitted in writing to our Corporate Secretary and received at our executive offices at 12300 Liberty Boulevard, Englewood, Colorado 80112, by the close of business on November 28, 2025 in order to be eligible for inclusion in our proxy materials for the annual meeting of stockholders for the calendar year 2026 (the 2026 annual meeting), and (ii) a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, must be received at our executive offices at the foregoing address not earlier than January 12, 2026 and not later than February 11, 2026 to be considered for presentation at the 2026 annual meeting. We currently anticipate that the 2026 annual meeting will be held during the second quarter of 2026. If the 2026 annual meeting takes place more than 20 days before or 70 days after May 12, 2026 (the anniversary of the 2025 annual meeting), a stockholder proposal, or any nomination by stockholders of a person or persons for election to the Board of Directors, will instead be required to be received at our executive offices at the foregoing address not later than the close of business on the tenth day following the first day on which notice of the date of the 2026 annual meeting is communicated to stockholders or public disclosure of the date of the 2026 annual meeting is made, whichever occurs first, in order to be considered for presentation at the 2026 annual meeting. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than QVC Group nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the Exchange Act), no later than March 13, 2026.
All stockholder proposals for inclusion in our proxy materials will be subject to the requirements of the proxy rules adopted under the Exchange Act, our charter and bylaws and Delaware law.
ADDITIONAL INFORMATION
We file periodic reports, proxy materials and other information with the SEC. You may inspect such filings on the Internet website maintained by the SEC at www.sec.gov. Additional information can also be found on our website at www.qvcgrp.com. Information contained on any website referenced in this proxy statement is not incorporated by reference in this proxy statement. If you would like to receive a copy of the 2024 Form 10-K or any of the exhibits listed therein, please call or submit a request in writing to Investor Relations, QVC Group, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112, Tel. No. (866) 876-0461, and we will provide you with the 2024 Form 10-K without charge, or any of the exhibits listed therein upon the payment of a nominal fee (which fee will be limited to the expenses we incur in providing you with the requested exhibits).
QVC GROUP, INC. / 11

Proposal 1—The Election of Directors Proposal
Proposal 1—The Election of Directors Proposal

BOARD OF DIRECTORS OVERVIEW
What am I being asked to vote on and how should I vote?
We are asking our stockholders to elect Richard N. Barton and M. Ian G. Gilchrist to continue serving as Class III members of our Board until the 2028 annual meeting of stockholders or their earlier resignation or removal.
Our Board of Directors currently consists of nine directors, divided among three classes. Our Class III directors, whose term will expire at the 2025 annual meeting, are Richard N. Barton, John C. Malone, Andrea L. Wong and M. Ian G. Gilchrist. Messrs. Barton and Gilchrist are nominated for election to our Board to continue serving as Class III directors, and we have been informed that each of Messrs. Barton and Gilchrist are willing to continue serving as a director of our company. As previously announced, Mr. Malone and Ms. Wong will be retiring from service on the Board of Directors and will not be standing for re-election upon the expiration of their term at the annual meeting. At such time, the size of the board of directors will be decreased to seven directors. The term of the Class III directors who are elected at the annual meeting will expire at the annual meeting of our stockholders in the year 2028. Our Class I directors, whose term will expire at the annual meeting of our stockholders in the year 2026, are Fiona P. Dias, Evan D. Malone and Larry E. Romrell. Our Class II directors, whose term will expire at the annual meeting of our stockholders in the year 2027 are Gregory B. Maffei and David Rawlinson ll.
If any nominee should decline election or should become unable to serve as a director of our company for any reason before election at the annual meeting, votes will be cast by the persons appointed as proxies for a substitute nominee, if any, designated by the Board of Directors.
The following lists the two nominees for election as directors at the annual meeting and the five directors of our company whose term of office will continue after the annual meeting, and includes as to each person how long such person has been a director of our company, such person’s professional background, other public company directorships and other factors considered in the determination that such person possesses the requisite qualifications and skills to serve as a member of our Board of Directors. For additional information on our Board’s evaluation of director candidates or incumbent directors seeking re-election, see “Corporate Governance—Board Criteria and Director Candidates.” All positions referenced in the biographical information below with our company include, where applicable, positions with our predecessors. The number of shares of our capital stock beneficially owned by each director is set forth in this proxy statement under the caption “Security Ownership of Certain Beneficial Owners and Management.”
The members of our nominating and corporate governance committee have determined that Messrs. Barton and Gilchrist, who are nominated for election at the annual meeting, continue to be qualified to serve as directors of our company and such nominations were approved by the entire Board of Directors.
VOTE AND RECOMMENDATION
A plurality of the combined voting power of the outstanding shares of our common stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors at the annual meeting, voting together as a single class, is required to elect Richard N. Barton and M. Ian G. Gilchrist as Class III members of our Board of Directors.
OUR BOARD RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE

The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our company.

12 / 2025 PROXY STATEMENT

Proposal 1—The Election of Directors Proposal
OUR BOARD AT A GLANCE
		Committee Memberships
Name and Principal Occupation	Director Since	Executive	Compensation	Nominating & Corporate Governance	Audit	Non-Liberty Public Board Directorships(1)
Class III directors who will stand for election this year.
RICHARD N. BARTON	2016			M		2
M. IAN G. GILCHRIST	2009		M		C	—
Class I directors who will stand for election in 2026
FIONA P. DIAS	2017			M	M	1
EVAN D. MALONE	2008					1
LARRY E. ROMRELL	1999(2)		C		M	1
Class II directors who will stand for election in 2027
GREGORY B. MAFFEI (BOARD CHAIRMAN)	2005	M				2
DAVID RAWLINSON II	2022	M				1
Directors Not Standing for Re-Election
JOHN C. MALONE	1994	M				2
ANDREA L. WONG(3)	2010		M	C		2

(1)
Does not include service on the Board of Directors of Liberty Media, Liberty Broadband, Liberty TripAdvisor, Tripadvisor, Charter or Live Nation. See “Corporate Governance—Board Criteria and Director Candidates—Outside Commitments.”

(2)
Mr. Romrell briefly stepped down from the Board of Directors from September 2011 to December 2011. Please see his biography below.

(3)
We intend to fill the vacancies on the Compensation Committee and Nominating & Governance Committee created by Ms. Wong’s departure as promptly as practicable in accordance with our relevant governing documents.

C = Chairperson	M = Member	= Independent

(Note: Includes Mr. Malone and Ms. Wong, each of whom will not be standing for re-election upon the expiration of their term at the annual meeting.)
QVC GROUP, INC. / 13

Proposal 1—The Election of Directors Proposal
DIRECTOR SKILLS AND EXPERIENCE

ENTERTAINMENT, MEDIA & SPORT
100%
MARKETING, RETAIL & DIGITAL COMMERCE
67%
OPERATIONS AND MANAGEMENT
78%
STRATEGIC OVERSIGHT
100%
PUBLIC BOARD EXPERIENCE
100%
RISK MANAGEMENT
89%
ACCOUNTING & FINANCE
78%
EXECUTIVE LEADERSHIP
89%
SUSTAINABILITY
100%

(Note: Includes Mr. Malone and Ms. Wong, each of whom will not be standing for re-election upon the expiration of their term at the annual meeting.)
14 / 2025 PROXY STATEMENT

Proposal 1—The Election of Directors Proposal
NOMINEES FOR ELECTION AS DIRECTORS
Richard N. Barton	Director Since: December 2016 Age: 57 Committees: Nominating & Corporate Governance Independent Director
Mr. Barton brings to our Board a broad range of relevant leadership and technical skills resulting from his roles as a founder and former chief executive officer of companies in the mobile and Internet industries. Mr. Barton also provides experience in launching and promoting new technologies and marketing internet-based products to consumers.

Professional Background:
•
Co-founder and Chief Executive Officer of Zillow, a provider of real estate and home-related information marketplaces, from February 2019 to August 2024, and Chief Executive Officer from December 2004 to September 2010

•
Co-founder of Glassdoor, a job listing platform, and served as its Non-Executive Chairman from June 2007 to June 2018

•
Venture partner at Benchmark Capital, a venture capital firm, from 2005 to 2018

•
Founded Expedia, a travel booking website, as a group within Microsoft in 1994, which was spun out as Expedia in 1999; served as its Chief Executive Officer and President from 1999 to 2003

Public Company Directorships:
Non-Liberty Public Company Directorships:
•
Zillow (December 2004 – present; Co-Executive Chairman since August 2024; Executive Chairman, September 2010 – February 2019)

•
Netflix, Inc. (2002 – present)

Former Public Company Directorships:
•
Altimeter Growth Corp. 2 (January 2021 – March 2022)

•
Altimeter Growth Corp. (September 2020 – December 2021)

•
Glassdoor (Non-Executive Chairman, June 2007 – June 2018)

•
Expedia (1999 – 2003)

•
Ticketmaster Entertainment, Inc. (December 2001 – August 2002)

M. Ian G. Gilchrist	Director Since: July 2009 Age: 75 Committees: Audit (Chair); Compensation Independent Director
Mr. Gilchrist’s field of expertise is in the media and telecommunications sector, having been involved with companies in this industry during much of his 32 years as an investment banker. Mr. Gilchrist brings to our Board significant financial expertise and a unique perspective on our company and the media and telecommunications sector. He is also an important resource with respect to the financial services firms that our company engages from time to time.

Professional Background:
•
Director and President of Trine Acquisition Corp., a special purpose acquisition company, from March 2019 to December 2020

•
Various officer positions including Managing Director at Citigroup Inc., a global financial services company, and Salomon Brothers Inc., a financial services company, from 1995 to 2008, CS First Boston Corporation, the former investment banking affiliate of Credit Suisse, from 1988 to 1995, and Blyth Eastman Paine Webber, a former investment bank, from 1982 to 1988 and served as a Vice President of Warburg Paribas Becker Incorporated, a former investment bank, from 1976 to 1982

•
Previously worked in the venture capital field and as an investment analyst

Public Company Directorships:
•
Liberty Media (September 2011 – present)

Non-Liberty Public Company Directorships: None
Former Public Company Directorships:
•
Trine Acquisition Corp. (March 2019 – December 2020)

•
Ackerley Communications, Inc. (1995 – 2000)

QVC GROUP, INC. / 15

Proposal 1—The Election of Directors Proposal
DIRECTORS WHOSE TERM EXPIRES IN 2026
Fiona P. Dias	Director Since: December 2017 Age: 59 Committees: Audit; Nominating & Corporate Governance Independent Director	Ms. Dias was appointed to our Board in connection with the closing of the HSN, Inc. acquisition and pursuant to the terms of the merger agreement for the transaction.
Ms. Dias brings to our Board significant experience in senior policy-making roles both as a member of other public company boards and as a senior marketing executive. She also brings extensive experience in digital commerce, marketing and managing consumer and retail brands.

Professional Background:
•
Digital commerce consultant since 2014, including practicing with Ryan Retail Consulting, a global firm, since January 2015

•
Chief Strategy Officer of ShopRunner, an online shopping service, from August 2011 to October 2014

•
Executive Vice President, Strategy & Marketing, of GSI Commerce, Inc., a provider of digital commerce solutions, from February 2007 to June 2011

•
Previously Executive Vice President and Chief Marketing Officer of Circuit City Stores, Inc., a specialty retailer of consumer electronics, and also held senior marketing positions with PepsiCo, a global food and beverage company, Pennzoil-Quaker State Company, a petroleum products company, and The Procter & Gamble Company, a consumer products company

Public Company Directorships:
Non-Liberty Public Company Directorships:
•
Anywhere Real Estate, Inc. (formerly Realogy Holdings Corp.) (June 2013 – present)

Former Public Company Directorships:
•
Advance Auto Parts, Inc. (September 2009 – May 2019)

•
HSN, Inc. (July 2016 – December 2017)

•
Choice Hotels International, Inc. (November 2004 – April 2012)

•
Berkshire Grey Inc. (July 2021 – July 2023)

Evan D. Malone	Director Since: August 2008 Age: 54
Dr. Malone brings an applied science and engineering perspective to our Board. Dr. Malone’s perspectives assist the Board in developing business strategies and adapting to technological changes facing the industries in which our company competes. In addition, his entrepreneurial experience assists our Board in evaluating strategic opportunities.

Professional Background:
•
President of NextFab Studio, LLC, a provider of manufacturing-related technical training, product development, and business acceleration services, since June 2009

•
Owner and manager of 1525 South Street LLC, a real estate property and management company, since January 2008

•
Applied physics technician for Fermi National Accelerator Laboratory, part of the national laboratory system of the Office of Science, U.S. Department of Energy, from 1999 until 2001

•
Director and president of the NextFab Foundation, an IRS 501(c)(3) private operating foundation, which provides manufacturing-related technology and education to communities affected by economic or humanitarian distress, since November 2016

Public Company Directorships: • Liberty Media (September 2011 – present) Non-Liberty Public Company Directorships: • Sirius XM (May 2013 – present) Former Public Company Directorships: None
16 / 2025 PROXY STATEMENT

Proposal 1—The Election of Directors Proposal
Larry E. Romrell	Director Since: December 2011, previously served March 1999 – September 2011 Age: 85 Committees: Audit; Compensation (Chair) Independent Director
Mr. Romrell brings extensive experience, including venture capital experience, in the telecommunications industry to our Board and is an important resource with respect to the management and operations of companies in the media and telecommunications sector.

Professional Background:
•
Held numerous executive positions with TCI, a supplier of network infrastructure products and services, from 1991 to 1999

•
Previously held various executive positions with Westmarc Communications, Inc., a subsidiary of TCI engaged in the cable television and common carrier microwave communications businesses

Public Company Directorships:
•
Liberty Media (September 2011 – present)

•
Liberty TripAdvisor (August 2014 – present)

Non-Liberty Public Company Directorships:
•
LGP (July 2013 – present)

Former Public Company Directorships:
•
LGI (June 2005 – June 2013)

•
LMI (May 2004 – June 2005)

QVC GROUP, INC. / 17

Proposal 1—The Election of Directors Proposal
DIRECTORS WHOSE TERM EXPIRES IN 2027
Gregory B. Maffei	Chairman of the Board Director Since: November 2005, Executive Chairman since March 2018 Age: 64 Committees: Executive
Mr. Maffei brings to our Board significant financial and operational experience based on his current senior policy making positions at our company and Liberty TripAdvisor and his previous executive positions at Liberty Media, Atlanta Braves Holdings, Liberty Broadband, GCI Liberty, Oracle, 360networks and Microsoft, as well as his public company board experience. He provides our Board with an executive leadership perspective on the strategic planning for, and operations and management of, large public companies and risk management principles.

Professional Background:
•
President and Chief Executive Officer of our company from February 2006 to March 2018, having served as its CEO-Elect from November 2005 through February 2006; Chairman of the Board since March 2018

•
President and Chief Executive Officer of Liberty TripAdvisor since July 2013

•
President and Chief Executive Officer of Liberty Media from May 2007 to December 2024

•
President and Chief Executive Officer of Liberty Broadband from June 2014 to December 2024

•
President and Chief Executive Officer of Atlanta Braves Holdings from December 2022 to August 2024

•
President and Chief Executive Officer of GCI Liberty from March 2018 until its combination with Liberty Broadband in December 2020

•
President and Chief Executive Officer of LMAC from November 2020 until its liquidation and dissolution in December 2022

•
Previously President and Chief Financial Officer of Oracle, a computer software company, Chairman, President and Chief Executive Officer of 360networks, a wholesale telecommunications carrier, and Chief Financial Officer of Microsoft, a global technology company

Public Company Directorships:
•
Live Nation (February 2011 – present; Chairman of the Board, March 2013 – present)

•
Liberty TripAdvisor (July 2013 – present; Chairman of the Board, June 2015 – present)

•
Tripadvisor (Chairman of the Board, February 2013 – present)

•
Charter (May 2013 – present)

Non-Liberty Public Company Directorships:
•
Zillow (February 2015 – present)

•
Sirius XM (March 2009 – present; Chairman of the Board, April 2013 – present)

Former Public Company Directorships:
•
Liberty Media (May 2007 – December 2024)

•
Liberty Broadband (June 2014 – December 2024)

•
Atlanta Braves Holdings (December 2022 – August 2024; Chairman of the Board, July 2023 – August 2024)

•
LMAC (November 2020 – December 2022; Chairman of the Board, April 2021 – December 2022)

•
GCI Liberty (March 2018 – December 2020)

•
Zillow, Inc. (Zillow’s predecessor) (May 2005 – February 2015)

•
DIRECTV and predecessors (February 2008 – June 2010)

•
Electronic Arts, Inc. (June 2003 – July 2013)

•
Barnes & Noble, Inc. (September 2011 – April 2014)

•
STARZ (Chairman of the Board, January 2013 – December 2016)

•
Pandora Media, Inc. (September 2017 – February 2019)

18 / 2025 PROXY STATEMENT

Proposal 1—The Election of Directors Proposal
David Rawlinson II	President and Chief Executive Officer Director Since: January 2022 Age: 49 Committees: Executive
Mr. Rawlinson brings to our company and our Board significant experience in global e-commerce, consumer trends, customer data and digital business-to-business operations. In addition to his background in information solutions, Mr. Rawlinson brings deep leadership experience on a global scale and adds another expert perspective to our Board with his track record of success in digital commerce.

Professional Background:
•
Chief Executive Officer and President of our company and QVC since October 2021, previously President and CEO-Elect from August 2021 to September 2021

•
Chief Executive Officer of NielsenIQ (formerly Nielsen Global Connect), a global marketing research firm, from February 2020 to March 2021

•
President of Global Online Business at Grainger, a distributor of maintenance, repair and operating supplies, from November 2015 to February 2020, joined Grainger in July 2012 and previously held other executive roles with Grainger

•
Previously held executive roles at Exelis, Inc. (formerly ITT Corp.), a global aerospace defense, information and technology services company, from 2009 to 2012

•
Previously served as a White House Fellow and held appointed positions in both the Bush and Obama administrations; in the Obama administration served as a senior advisor for economic policy with the White House National Economic Council

Public Company Directorships:
Non-Liberty Public Company Directorships:
•
Discover Financial Services (February 2021 – present)

Former Public Company Directorships:
•
Nielsen Holdings plc (February 2017 – March 2021)

•
MonotaRO Co., Ltd. (2014 – 2019)

QVC GROUP, INC. / 19

Corporate Governance
Corporate Governance

DIRECTOR INDEPENDENCE
It is our policy that a majority of the members of our Board of Directors be independent of our management. For a director to be deemed independent, our Board of Directors must affirmatively determine that the director has no direct or indirect material relationship with us. To assist our Board of Directors in determining which of our directors qualify as independent for purposes of Nasdaq rules as well as applicable rules and regulations adopted by the SEC, the nominating and corporate governance committee of our Board of Directors follows Nasdaq’s corporate governance rules on the criteria for director independence.
Our Board of Directors has determined that each of Richard N. Barton, Fiona P. Dias, M. Ian G. Gilchrist, Larry E. Romrell and Andrea L. Wong qualifies as an independent director of our company.
BOARD COMPOSITION
As described above under “Proposal 1—The Election of Directors Proposal,” our Board is comprised of directors with a broad range of backgrounds and skill sets, including in media and telecommunications, science and technology, venture capital, investment banking, auditing and financial engineering. Our Board is also chronologically diverse with our members’ ages spanning five decades. For more information on our policies with respect to Board candidates, see “—Board Criteria and Director Candidates” below.
BOARD CLASSIFICATION
As described above under “Proposal 1—The Election of Directors Proposal,” our Board of Directors currently consists of nine directors, divided among three classes. Following the annual meeting, the size of the board of directors will be decreased to seven directors, divided among three classes. Our Board believes that its current classified structure, with directors serving for three-year terms, is the appropriate board structure for our company at this time and is in the best interests of our stockholders for the following reasons.
LONG-TERM FOCUS & ACCOUNTABILITY
Our Board believes that a classified board encourages our directors to look to the long-term best interest of our company and our stockholders, rather than being unduly influenced by the short-term focus of certain investors and special interests. In addition, our Board believes that three-year terms focus director accountability on the Board’s long-term strategic vision and performance, rather than short-term pressures and circumstances.
CONTINUITY OF BOARD LEADERSHIP
A classified board allows for a greater amount of stability and continuity providing institutional perspective and knowledge to both management and less-tenured directors. By its very nature, a classified board ensures that at any given time there will be experienced directors serving on our Board who are fully immersed in and knowledgeable about our businesses, including our relationships with current and potential strategic partners, as well as the competition, opportunities, risks and challenges that exist in the industries in which our businesses operate. We also believe the benefit of a classified board to our company and our stockholders comes not from continuity alone but rather from the continuity of highly qualified, engaged and knowledgeable directors focused on long-term stockholder interests. Each year, our nominating and corporate governance committee works actively to ensure our Board continues to be comprised of such individuals.
20 / 2025 PROXY STATEMENT

Corporate Governance
BOARD LEADERSHIP STRUCTURE
Our Board has separated the positions of Chairman of the Board and Chief Executive Officer (principal executive officer). Gregory B. Maffei holds the position of Executive Chairman of the Board, leads our Board and Board meetings and provides strategic guidance to our Chief Executive Officer. David Rawlinson II, our President, holds the position of Chief Executive Officer, leads our management team and is responsible for driving the performance of our company. We believe this division of responsibility effectively assists our Board in fulfilling its duties.
BOARD ROLE IN RISK OVERSIGHT
The Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. Our audit committee oversees management of financial risks and business risks, including operational, data privacy and cybersecurity risk relating to potential conflicts of interest. Our compensation committee oversees the management of risks relating to our compensation arrangements with senior officers. Our nominating and corporate governance committee oversees the nomination of individuals with the judgment, skills, integrity and independence necessary to oversee the key risks associated with our company, as well as risks inherent in our corporate structure. These committees then provide reports periodically to the full Board. In addition, the oversight and review of other strategic risks are conducted directly by the full Board.
The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical short-, intermediate- and long-term risks. These areas of focus include existing and emerging strategic, operational, financial and reporting, succession and compensation, legal and compliance, cybersecurity, artificial intelligence and other risks, including those related to material environmental and social matters such as climate change, human capital management, diversity, equity and inclusion, and community relations. Our management reporting processes include regular reports from our Chairman of the Board and Chief Executive Officer, which are prepared with input from our senior management team, and also include input from our internal audit group and our Senior Vice President, Investor Relations, who manages our company’s sustainability efforts and remains in regular contact with senior sustainability leaders across our portfolio of companies who provide feedback and disclosure on material issues. Our company has also historically received the benefit of Liberty Media’s Corporate Responsibility Committee, which has cross-functional representation across all reaches of Liberty Media’s leadership, and receives the benefit of QVC Group’s Corporate Responsibility Executive Steering Committee, which aims to effectively integrate corporate responsibility strategies into QVC Group’s major business functions and operations to accomplish business objectives. With our Board’s oversight, we seek to collaborate across our portfolio of companies to drive best practices through regular sustainability-focused internal meetings and discussions, including on topics such as sustainability disclosure, diversity and inclusion and cybersecurity.
CODE OF ETHICS
We have adopted a code of business conduct and ethics that applies to all of our employees, directors and officers, which constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act. Our code of business conduct and ethics is available on our website at https://investors.qvcgrp.com/investors/corporate-governance/governance-documents.
INSIDER TRADING POLICY
We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, our company has adopted an Insider Trading Policy which governs among other things, the purchase, sale and other dispositions of our company’s securities, including by our directors, officers and employees. We believe our Insider Trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. Because our insider trading policies and procedures are designed to address transactions in our company’s securities by our directors, officers, and employees, we do not have formal insider trading policies or procedures that govern our purchase of our company’s securities. A copy of our Insider Trading Policy is filed as Exhibit 19 to the 2024 Form 10-K.
QVC GROUP, INC. / 21

Corporate Governance
FAMILY RELATIONSHIPS; LEGAL PROCEEDINGS
There is no family relationship between any of our executive officers or directors, by blood, marriage or adoption, other than Evan D. Malone, who is the son of John C. Malone, a current director on our Board who will not be standing for re‑election at the annual meeting.
During the past ten years, none of our directors and executive officers has had any involvement in such legal proceedings as would be material to an evaluation of his or her ability or integrity.
COMMITTEES OF THE BOARD OF DIRECTORS
The Board of Directors has four standing committees: audit, compensation, executive and nominating and corporate governance. The key responsibilities and focus areas of each committee, as well as their current members and information on number of meetings during 2024 are set forth below. The written charters for the audit, compensation and nominating and corporate governance committees as adopted by each such committee, as well as our corporate governance guidelines (which were developed by the nominating and corporate governance committee), can be found on our website at www.qvcgrp.com.
Our Board of Directors, by resolution, may from time to time establish other committees of our Board of Directors, consisting of one or more of our directors. Any committee so established will have the powers delegated to it by resolution of our Board of Directors, subject to applicable law.
The Board of Directors has determined that all of the members of each of the audit, compensation and nominating and corporate governance committees are independent. See “—Director Independence.”
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Corporate Governance
AUDIT COMMITTEE OVERVIEW

7 meetings in 2024
Chair
M. Ian G. Gilchrist*
Other Members
Fiona P. Dias
Larry E. Romrell
*Our Board of Directors has
determined that Mr. Gilchrist
is an “audit committee
financial expert” under
applicable SEC rules and
regulations
Audit Committee Report, page 43

The audit committee reviews and monitors the corporate accounting and financial reporting and the internal and external audits of our company. The committee’s functions include, among other things:
•
Appointing or replacing our independent auditors;

•
Reviewing and approving in advance the scope and the fees of our annual audit and reviewing the results of our audits with our independent auditors;

•
Reviewing and approving in advance the scope and the fees of non-audit services of our independent auditors;

•
Reviewing compliance with and the adequacy of our existing major accounting and financial reporting policies;

•
Reviewing our management’s procedures and policies relating to the adequacy of our internal accounting controls and compliance with applicable laws relating to accounting practices;

•
Confirming compliance with applicable SEC and stock exchange rules; and

•
Preparing a report for our annual proxy statement.

EXECUTIVE COMMITTEE OVERVIEW
Members John C. Malone Gregory B. Maffei David Rawlinson II
Our executive committee may exercise all the powers and authority of our Board of Directors in the management of our business and affairs (except as specifically prohibited by the General Corporation Law of the State of Delaware). This includes the power and authority to authorize the issuance of shares of our capital stock.
No meetings of the executive committee were held in 2024.

QVC GROUP, INC. / 23

Corporate Governance
COMPENSATION COMMITTEE OVERVIEW
5 meetings in 2024 Chair Larry E. Romrell Other Members M. Ian G. Gilchrist Andrea L. Wong Compensation Committee Report, page 61
The compensation committee assists the Board in discharging its responsibilities relating to compensation of our company’s executives. The committee’s functions include, among other things:
•
Review and approve corporate goals and objectives relevant to the compensation of our Chairman of the Board, Chief Executive Officer and our other executive officers;

•
Review and approve the compensation of our Chief Executive Officer, Chief Legal Officer, Chief Administrative Officer, Chief Accounting Officer and Principal Financial Officer;

•
Oversee the compensation of the chief executive officers of our non-public operating subsidiaries;

•
Make recommendations to our Board and administer any incentive-compensation plans and equity-based plans; and

•
Produce a report on executive compensation for our annual proxy statement.

For a description of our processes and policies for consideration and determination of executive compensation, including the role of our Chairman of the Board and outside consultants in determining or recommending amounts and/or forms of compensation, see “Executive Compensation—Compensation Discussion and Analysis.” A subcommittee, whose members are Larry E. Romrell and Andrea L. Wong, was formed in 2017 to review compensation matters for purposes of Section 16 of the Exchange Act and Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code).

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OVERVIEW
4 meetings in 2024 Chair Andrea L. Wong Other Members Richard N. Barton Fiona P. Dias
The nominating and corporate governance committee functions include, among other things:
•
Identify individuals qualified to become Board members consistent with criteria established or approved by our Board of Directors, with the assistance of the committee, from time to time;

•
Identify director nominees for upcoming annual meetings;

•
Develop corporate governance guidelines applicable to our company; and

•
Oversee the evaluation of our Board and our management.

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Corporate Governance
BOARD CRITERIA AND DIRECTOR CANDIDATES
BOARD CRITERIA. The nominating and corporate governance committee believes that nominees for director should possess the highest personal and professional ethics, integrity, values and judgment and should be committed to the long-term interests of our stockholders. To be nominated to serve as a director, a nominee need not meet any specific minimum criteria. As described in our corporate governance guidelines, director candidates are identified and nominated based on broad criteria, with the objective of identifying and retaining directors that can effectively develop our company’s strategy and oversee management’s execution of that strategy. In the director candidate identification and nomination process, our Board seeks a breadth of experience from a variety of industries and from professional disciplines, along with a diversity of gender, ethnicity, age and other characteristics. When evaluating a potential director nominee, including one recommended by a stockholder, the nominating and corporate governance committee will take into account a number of factors, including, but not limited to, the following:
•
independence from management;

•
his or her unique background, including education, professional experience, relevant skill sets and personal characteristics;

•
judgment, skill, integrity and reputation;

•
existing commitments to other businesses as a director, executive or owner;

•
personal conflicts of interest, if any; and

•
the size and composition of the existing Board of Directors, including whether the potential director nominee would positively impact the composition of the Board by bringing a new perspective or viewpoint to the Board of Directors.

The nominating and corporate governance committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.
OUTSIDE COMMITMENTS. In recent years, some investors and proxy advisors have instituted “bright-line” proxy voting policies on the number of outside public company boards that a director may serve on. Our Board of Directors recognizes investors’ concerns that highly sought-after directors could lack the time and attention to adequately perform their duties and responsibilities, and considers each director’s performance and commitment to ensure their continued effectiveness as a director. Our company and our Board value the benefits derived by our directors from their service on other public company boards, as such service provides our directors with diverse perspectives, in-depth industry knowledge and cross-industry insights, all of which enhance the knowledge base and skill set of our Board as a whole.
Our Board also recognizes the uniqueness of the relationships among Liberty Media, QVC Group, Liberty Broadband and Liberty TripAdvisor, including the collaborative approach to addressing and better managing the portfolio of assets within each of these public companies. To the extent our directors serve on more than one of the boards of these companies, we believe that such service is an important aspect of our directors’ (including Mr. Maffei’s) service, as it capitalizes on various synergies between and among these boards. For this reason, we believe that a better presentation of these directors’ outside commitments is to consider the number of their “non-Liberty” public company board directorships (see “—Our Board at a Glance”). Based on this perspective, we have considered the facts-and-circumstances of the roles of our directors with our company, including the following considerations:
•
from a historical perspective, the significant time and resources each of these directors has regularly dedicated to our company;

•
the nature of their board commitments relating to their respective roles with these companies;

•
the synergies between their respective service on these other boards and ours;

•
their respective service on “non-Liberty” public company board directorships; and

•
the respective directors’ personal skills, expertise and qualifications (including the broad industry knowledge of each such director).

We believe that the outside service of our directors does not conflict with, and instead enhances, their respective roles and responsibilities at our company.
QVC GROUP, INC. / 25

Corporate Governance
DIRECTOR CANDIDATE IDENTIFICATION PROCESS. The nominating and corporate governance committee will consider candidates for director recommended by any stockholder provided that such recommendations are properly submitted. Eligible stockholders wishing to recommend a candidate for nomination as a director should send the recommendation in writing to the Corporate Secretary, QVC Group, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. Stockholder recommendations must be made in accordance with our bylaws, as discussed under “The Annual Meeting—Stockholder Proposals” above, and contain the following information:
•
the name and address of the proposing stockholder and the beneficial owner, if any, on whose behalf the nomination is being made, and documentation indicating the number and class of shares of our common stock, directly or indirectly, owned beneficially and of record by such person and the holder or holders of record of those shares, together with a statement that the proposing stockholder is recommending a candidate for nomination as a director;

•
the candidate’s name, age, business and residence addresses, principal occupation or employment, business experience, educational background and any other information relevant in light of the factors considered by the nominating and corporate governance committee in making a determination of a candidate’s qualifications, as described below;

•
a statement detailing any relationship, agreement, arrangement or understanding between (or on behalf of) the proposing stockholder and/or beneficial owner(s), if different, and any other person(s) (including their names) under which the proposing stockholder is making the nomination and any affiliates or associates (as defined in Rule 12b-2 of the Exchange Act) of such proposing stockholder(s) or beneficial owner (each a Proposing Person);

•
a statement detailing any relationship, arrangement or understanding that might affect the independence of the candidate as a member of our Board;

•
any other information that would be required under SEC rules in a proxy statement soliciting proxies for the election of such candidate as a director;

•
a representation as to whether the Proposing Person intends (or is part of a group that intends) to deliver any proxy materials or otherwise solicit proxies in support of the director nominee;

•
a representation that the Proposing Person and candidate is not subject to, nor will enter into, any voting or other agreement that has not been disclosed to the company and that could limit or interfere with such candidate’s ability to comply with their fiduciary duties;

•
a representation by each Proposing Person who is a holder of record of our common stock as to whether the notice is being given on behalf of the holder of record and/or one or more beneficial owners, the number of shares held by any beneficial owner along with evidence of such beneficial ownership and that such holder of record is entitled to vote at the annual stockholders meeting and intends to appear in person or by proxy at the annual stockholders meeting at which the person named in such notice is to stand for election;

•
a written consent of the candidate to be named in the proxy statement and the accompanying proxy card and to serve as a director, if nominated and elected;

•
a representation as to whether the Proposing Person has received any financial assistance, funding or other consideration from any other person regarding the nomination (a Stockholder Associated Person) (including the details of such assistance, funding or consideration);

•
a written questionnaire completed and signed by the candidate with respect to the background, qualifications and independence of the candidate and the background of the proposing stockholder, Proposing Person or any Stockholder Associated Person;

•
reasonable evidence that such Proposing Person has met the requirements of Rule 14a-19(a)(3) of the Exchange Act, if the Proposing Person provides notice pursuant to Rule 14a-19(b) of the Exchange Act; and

•
a representation as to whether and the extent to which any hedging, derivative or other transaction has been entered into with respect to our company within the last twelve months by, or is in effect with respect to, the Proposing Person, any person to be nominated by the proposing stockholder or any Stockholder Associated Person, the effect or intent of which transaction is to mitigate loss to or manage risk or benefit of share price changes for, or increase or decrease the voting power of, the Proposing Person, its nominee, or any such Stockholder Associated Person.

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Corporate Governance
In connection with its evaluation, the nominating and corporate governance committee may request additional information from the Proposing Person and the candidate. The nominating and corporate governance committee has sole discretion to decide which individuals to recommend for nomination as directors. The nominating and corporate governance committee will evaluate a prospective nominee suggested by any stockholder in the same manner and against the same criteria as any other prospective nominee identified by the nominating and corporate governance committee.
When seeking candidates for director, the nominating and corporate governance committee may solicit suggestions from incumbent directors, management, stockholders and others. After conducting an initial evaluation of a prospective nominee, the nominating and corporate governance committee will interview that candidate if it believes the candidate might be suitable to be a director. The nominating and corporate governance committee may also ask the candidate to meet with management. If the nominating and corporate governance committee believes a candidate would be a valuable addition to our Board of Directors, it may recommend to the full Board that candidate’s nomination and election.
Prior to nominating an incumbent director for re-election at an annual meeting of stockholders, the nominating and corporate governance committee will consider the director’s past attendance at, and participation in, meetings of the Board of Directors and its committees and the director’s formal and informal contributions to the various activities conducted by the Board and the Board committees of which such individual is a member. In addition, the nominating and corporate governance committee will consider any outside directorships held by such individual. See “—Outside Commitments” above.
BOARD MEETINGS
During 2024, there were eight meetings of our full Board of Directors.
DIRECTOR ATTENDANCE AT ANNUAL MEETINGS
Our Board of Directors encourages all members of the Board to attend each annual meeting of our stockholders. Four of our nine directors then-serving attended our 2024 annual meeting of stockholders.
STOCKHOLDER COMMUNICATION WITH DIRECTORS
Our stockholders may send communications to our Board of Directors or to individual directors by mail addressed to the Board of Directors or to an individual director c/o QVC Group, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. All such communications from stockholders will be forwarded to our directors on a timely basis. Stockholders are also encouraged to send communications to QVC Group Investor Relations, which conducts robust stockholder engagement efforts for our company and provides our Board with insight on stockholder concerns.
EXECUTIVE SESSIONS
Under the Nasdaq’s corporate governance rules, the independent directors are required to meet in regularly scheduled executive sessions, without management participation.
Any interested party who has a concern regarding any matter that it wishes to have addressed by our independent directors, as a group, at an upcoming executive session may send its concern in writing addressed to Independent Directors of QVC Group, Inc., c/o QVC Group, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112. The current independent directors of our company are Richard N. Barton, Fiona P. Dias, M. Ian G. Gilchrist, Larry E. Romrell and Andrea L. Wong.
QVC GROUP, INC. / 27

DIRECTOR COMPENSATION
Director Compensation

NONEMPLOYEE DIRECTORS
DIRECTOR FEES
Each of our directors who is not an employee of, or service provider to, our company is paid an annual cash fee for 2025 of $269,150 (which, in 2024, was $261,300) (which we refer to as the director fee). Fees for service on our audit committee, compensation committee and nominating and corporate governance committee are the same for 2025 and 2024, with each member thereof receiving an additional annual fee of $30,000, $10,000 and $10,000, respectively, for his or her participation on each such committee, except that the chairperson of each such committee instead receives an additional annual fee of $40,000, $20,000 and $20,000, respectively, for his or her participation on that committee. The director fees and the fees for participation on committees are payable quarterly in arrears.
CHARITABLE CONTRIBUTIONS
If a director makes a donation to our political action committee, we will make a matching donation to a charity of his or her choice in an amount not to exceed $10,000.
EQUITY INCENTIVE PLAN
Under the QVC Group 2020 Omnibus Incentive Plan (the 2020 incentive plan), our Board of Directors has full power and authority to grant non-qualified stock options (stock options or options), stock appreciation rights (SARs), restricted shares, restricted stock units (RSUs) and cash awards or any combination of the foregoing under the 2020 incentive plan to our nonemployee directors; however, due to share availability considerations, our Board of Directors has not granted equity awards to our nonemployee directors since 2023. Prior to those share availability considerations resulting in our director fees being paid in cash, a portion of our company’s director fees were paid as awards granted under the 2020 incentive plan and were administered by our Board of Directors or our compensation committee. The 2020 incentive plan was designed to provide our nonemployee directors with additional remuneration for services rendered, to encourage their investment in our common stock and to aid in attracting persons of exceptional ability to become nonemployee directors of our company.
The maximum number of shares of our common stock with respect to which awards may be issued under the 2020 incentive plan is 51,392,900, subject to anti-dilution and other adjustment provisions. Under the 2020 incentive plan, no nonemployee director may be granted during any calendar year awards having a value determined on the date of grant in excess of $1 million. Shares of our common stock issuable pursuant to awards made under the 2020 incentive plan are made available from either authorized but unissued shares or shares that have been issued but reacquired by our company. The 2020 incentive plan will expire on May 21, 2025.
STOCK OWNERSHIP GUIDELINES
Our Board of Directors previously had adopted stock ownership guidelines that generally required each nonemployee director to own shares of our company’s stock equal to at least three times the value of their annual cash retainer fees. Nonemployee directors had five years from the director’s initial appointment to our Board to comply with these guidelines. In December 2023, our Board of Directors eliminated these stock holding guidelines because beginning in 2024, the entirety of our director fees have been paid in cash due to the share availability considerations described above.
DIRECTOR DEFERRED COMPENSATION PLAN
Effective beginning in the fourth quarter of 2013, directors of our company were eligible to participate in the QVC Group, Inc. Nonemployee Director Deferred Compensation Plan (the director deferred compensation plan), pursuant to which eligible directors of our company could elect to defer all or any portion of their annual cash fees that they would otherwise
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DIRECTOR COMPENSATION
be entitled to receive. The deferral of such annual cash fees was effected by a reduction in the quarterly payment of such annual cash fees by the percentage specified in the director’s election. Elections were required to be made in advance of certain deadlines, which generally were on or before the close of business on December 31 of the year prior to the year to which the director’s election would apply, and elections included the form of distribution, such as a lump-sum payment or substantially equal installments over a period not to exceed ten years. Compensation deferred under the director deferred compensation plan that otherwise would have been received prior to 2015 will earn interest income at the rate of 9% per annum, compounded quarterly, for the period of the deferral. Compensation deferred under the director deferred compensation plan that otherwise would have been received on or after January 1, 2015 will earn interest income at a rate that is intended to approximate our company’s general cost of 10-year debt. For 2022, 2023 and 2024, the rate was, and is 6.5%, 9.125% and 9.6875%, respectively.
Effective December 8, 2022, our Board of Directors amended and restated the director deferred compensation plan in order to freeze the plan as of December 8, 2022, which closed the director deferred compensation plan to new participants and provided that no deferrals or deferral elections could be made under the director deferred compensation plan with respect to annual cash fees for services performed in any plan year commencing on or after January 1, 2023. Deferrals made on or before December 31, 2022 will continue to accrue interest income at the rate specified above.
JOHN C. MALONE
Mr. Malone’s employment agreement (as amended) and his deferred compensation arrangements with us, as described below, were assumed by Liberty Media’s predecessor and later Liberty Media. The term of Mr. Malone’s employment agreement is extended daily so that the remainder of the employment term is five years. The employment agreement was amended in June 1999 to provide for, among other things, an annual salary of $2,600 (which was increased to $3,900 in 2014), subject to increase with the approval of Liberty Media’s board of directors. The employment agreement was amended in 2003 to provide for payment or reimbursement of personal expenses, including professional fees and other expenses incurred by Mr. Malone for estate, tax planning and other services, and for personal use of corporate aircraft and flight crew. The aggregate amount of such payments or reimbursements and the value of his personal use of corporate aircraft was originally limited to $500,000 per year but increased to $1 million effective January 1, 2007 by our compensation committee. Although the “Director Compensation Table” below reflects the portion of the aggregate incremental cost of Mr. Malone’s personal use of our corporate aircraft attributable to our company, the value of his aircraft use for purposes of his employment agreement is determined in accordance with the Standard Industry Fare Level (SIFL), which aggregated $87,948 for use of the aircraft by our company and Liberty Media during the year ended December 31, 2024. A portion of the costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, incurred with respect to Mr. Malone were allocated to our company and reimbursed to Liberty Media under the services agreement (as defined and described below).
In December 2008, the compensation committee determined to modify Mr. Malone’s employment arrangements to permit Mr. Malone to begin receiving fixed monthly payments in 2009, while he remains employed by Liberty Media, in satisfaction of our obligations to him under a 1993 deferred compensation arrangement, a 1982 deferred compensation arrangement and an installment severance plan, in each case, entered into with him by our predecessors (and which had been assumed by our company). At the time of the amendment, the amounts owed to Mr. Malone under these arrangements aggregated approximately $2.4 million, $20 million and $39 million, respectively. As a result of these modifications, Mr. Malone receives 240 equal monthly installments, which commenced February 2009, of: (1) approximately $20,000 under the 1993 deferred compensation arrangement, (2) approximately $237,000 under the 1982 deferred compensation arrangement and (3) approximately $164,000 under the installment severance plan. Interest ceased to accrue under the installment severance plan once these payments began; however, interest continues to accrue on the 1993 deferred compensation arrangement at a rate of 8% per annum and on the 1982 deferred compensation arrangement at a rate of 13% per annum. Following certain termination events, Mr. Malone (or, in the event of Mr. Malone’s death, his beneficiaries) would be entitled to receive the remaining payments under these arrangements, subject to certain conditions. In 2011 and 2013, Liberty Media’s predecessor and Liberty Media, respectively, assumed all outstanding obligations under these deferred compensation arrangements and the installment severance plan.
Under the terms of Mr. Malone’s employment agreement, he is entitled to receive upon the termination of his employment for any reason (other than for death or “cause”), a lump sum equal to his salary for a period of five full years following termination (calculated on the basis of $3,900 per annum, the lump sum severance payment).
As described above, Liberty Media assumed Mr. Malone’s employment agreement and all outstanding obligations thereunder, and we will reimburse Liberty Media for our allocated portion of any such lump sum severance payments made thereunder.
QVC GROUP, INC. / 29

DIRECTOR COMPENSATION
DIRECTOR COMPENSATION TABLE
The following table sets forth information concerning the compensation of our nonemployee directors for 2024.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All other compensation ($)(4)	Total ($)
John C. Malone	—	—	—	334,035(5)(6)(7)	334,035
Richard N. Barton	271,300	—	17,821	—	289,121
Fiona P. Dias	301,300	—	—	2,150(8)	303,450
M. Ian G. Gilchrist	311,300	—	—	—	311,300
Evan D. Malone	261,300	—	—	—	261,300
Larry E. Romrell	311,300	—	—	—	311,300
Andrea L. Wong	291,300	—	58,321	—	349,621

(1)
Gregory B. Maffei and David Rawlinson, each of whom was a director of our company and a named executive officer throughout 2024, and John C. Malone, who is a director of our company, received no compensation for serving as directors of our company during 2024. However, we are allocated a portion of the compensation paid to Mr. Malone by Liberty Media. See footnotes (5), (6) and (7) below.

(2)
We did not grant equity awards to our directors in 2024. However, as of December 31, 2024, our directors (other than Messrs. Maffei and Rawlinson, whose equity awards are listed in the “Outstanding Equity Awards at Fiscal Year-End” table below) held the following equity awards, which were granted in previous years or, with respect to Ms. Dias, as described in footnote (8) below:

	John C. Malone	Richard N. Barton	Fiona P. Dias	M. Ian G. Gilchrist	Evan D. Malone	Larry E. Romrell	Andrea L. Wong
Options (#)
QVCGA	—	141,955	—	114,757	—	141,955	46,059
Deferred Share Units (#)
QVCGA	—	—	21,038	—	—	—	—
QVCGP	—	—	269	—	—	—	—

(3)
Includes amounts earned on compensation previously deferred under the director deferred compensation plan.

Name	2024 Above Market Earnings on Accrued Interest ($)
Richard N. Barton	17,821
Andrea L. Wong	58,321

(4)
Liberty Media makes available to our directors tickets to various sporting events with no aggregate incremental cost attributable to any single person.

(5)
Includes the amount of Mr. Malone’s base salary of $897 and the following amounts, in each case, which were allocated to our company under the services agreement:

Amounts ($)
Reimbursement for personal accounting services	13,800
Compensation related to personal use of corporate aircraft(a)	115,472
Tax payments made on behalf of Mr. Malone	194,453

(a)
Calculated based on aggregate incremental cost of such usage to our company.

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DIRECTOR COMPENSATION
Liberty Media owns an apartment in New York City which is primarily used for business purposes. Mr. Malone makes use of this apartment and a company car and driver for personal reasons. From time to time, we also pay the cost of miscellaneous shipping and catering expenses for Mr. Malone.
(6)
Includes $7,935 in matching contributions allocated to our company with respect to the Liberty Media 401(k) Savings Plan.

(7)
Includes $853 in life insurance premiums allocated to our company for the benefit of Mr. Malone.

(8)
Includes regular quarterly cash dividends paid on shares of QVCGP to the extent such amounts were not factored into the grant date fair value of the underlying awards computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures.

QVC GROUP, INC. / 31

PROPOSAL 2—THE REVERSE STOCK SPLIT PROPOSAL
Proposal 2—The Reverse Stock Split Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to approve the adoption of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our issued and outstanding QVCGA and QVCGB shares at a ratio of at least 1-for-2 and up to 1-for-50, with the exact ratio within the foregoing range to be determined by our Board of Directors (or a committee thereof) and publicly announced prior to the effectiveness of the reverse stock split.
Our Board of Directors has unanimously approved and declared advisable an amendment to our Restated Certificate of Incorporation (as amended to date, our restated charter) to effect a reverse stock split of each issued and outstanding QVCGA and QVCGB share, in a ratio of at least 1-for-2 and up to 1-for-50 (the Reverse Stock Split Amendment), in order to among other reasons, increase the per-share price of our QVCGA shares to bring our QVCGA shares back into compliance with the Nasdaq minimum bid price continued listing requirement of at least $1.00 per share (the minimum bid price requirement) to maintain the continued listing of our QVCGA shares on Nasdaq. As previously disclosed, Nasdaq granted us an additional 180-day extension, or until June 9, 2025, for QVCGA to comply with the minimum bid price requirement. To qualify for this additional 180-day extension, we confirmed to Nasdaq that, if necessary to regain compliance with the minimum bid price requirement prior to June 9, 2025, we will effect a reverse stock split. As of the date of this proxy statement, QVCGA continues to trade at prices below the minimum bid price requirement, and unless QVCGA regains compliance with the minimum bid price organically or through our effecting a reverse stock split, QVCGA will cease to be listed on Nasdaq. The delisting of QVCGA from Nasdaq could increase the risk that QVCGB and or QVCGP fail to comply with Nasdaq’s continued listing requirements and become subject to delisting.
The precise ratio of the proposed reverse stock split shall be a whole number within this range, determined in the sole discretion of our Board of Directors (or a duly authorized committee thereof) and will be publicly announced prior to the effectiveness of the reverse stock split. We are asking our stockholders to give our Board of Directors or a duly authorized committee thereof discretion to effect the reverse stock split at any time, which could occur as soon as practicable following stockholder approval of this proposal or at any other time prior to our 2026 annual meeting of stockholders. By approving this proposal, stockholders would give our Board of Directors and a duly authorized committee thereof authority, but not the obligation, to effect the reverse stock split and full discretion to approve the ratio at which shares of common stock will be reclassified, from and including a ratio of 1-for-2 and up to and including a ratio of 1-for-50 at any time prior to our 2026 annual meeting of stockholders. Our Board of Directors believes that providing this generalized grant of authority with respect to setting the split ratio and determining the timing for implementation of the reverse stock split, rather than mere approval of a pre-defined reverse stock split ratio or a specific date for implementation is in the best interest of our company and our stockholders because it will give our Board of Directors or a duly authorized committee thereof the flexibility to set the ratio and timing in accordance with current market conditions and therefore allow our Board of Directors to effect the reverse stock split if our Board of Directors or a duly authorized committee thereof determines the reverse stock split would be in the best interests of our company and our stockholders. The proposed reverse stock split, if effected, would not impact the total authorized number of shares of our capital stock (or any class or series thereof) or the par value of such capital stock. Any reverse stock split ratio determined by our Board of Directors or a duly authorized committee thereof within the range described above will be on an equal per share basis for the QVCGA and QVCGB shares as required by our restated charter. No fractional shares shall be issued as a result of the reverse stock split, if effected, and in lieu thereof, our company shall pay cash therefore, as described below.
In determining the ratio following the receipt of stockholder approval, our Board of Directors or a duly authorized committee thereof may consider, among other things, factors such as:
•
the historical trading price and trading volume of our QVCGA and QVCGB shares;

•
the then-prevailing trading price and trading volume of our QVCGA and QVCGB shares and the anticipated impact of the reverse stock split on the trading market for these shares;

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PROPOSAL 2—THE REVERSE STOCK SPLIT PROPOSAL
•
the number of QVCGA and QVCGB shares then outstanding, and the number of QVCGA and QVCGB shares issuable upon exercise of options and RSUs then outstanding;

•
the potential decline of our market capitalization as a result of the reverse stock split;

•
the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

•
prevailing market, industry and general economic conditions; and

•
Nasdaq’s continued listing criteria for our OVCGA, QVCGB and QVCGP shares.

If our stockholders approve this proposal, and our Board of Directors does not otherwise abandon the Reverse Stock Split, we will file a Certificate of Amendment to our restated charter with the Secretary of State of the State of Delaware (the Delaware Secretary of State) to effect the proposed reverse stock split, in the form attached to this proxy statement as Appendix B. Our Board of Directors has approved and declared advisable the proposed amendment to our restated charter as set forth in the Certificate of Amendment, in the form attached to this proxy statement as Appendix B. If the proposed reverse stock split is effected, then the number of issued and outstanding QVCGA and QVCGB shares would be reduced. Our Board of Directors has reserved the right to abandon the amendment at any time before the effectiveness of the filing of the Certificate of Amendment with the Delaware Secretary of State, even if the adoption of the amendment is approved by our stockholders. Thus, our Board of Directors, at its discretion, may cause the filing of the Certificate of Amendment (following stockholder approval) to effect the reverse stock split or abandon the amendment and not affect the reverse stock split if it determines that any such action is or is not advisable and in the best interests of our company and stockholders.
VOTE AND RECOMMENDATION
The affirmative vote of the holders of record of a majority of the voting power of the outstanding shares of our common stock entitled to vote on this proposal, voting together as a single class, will be required for approval of this proposal.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR the reverse stock split proposal because it will allow our Board of Directors flexibility to effect a reverse stock split in order to bring QVCGA back into compliance with the minimum bid price requirements of Nasdaq to ensure its continued listing on Nasdaq.

PURPOSE OF PROPOSED REVERSE STOCK SPLIT
The primary purpose for effecting the reverse stock split, should our Board of Directors choose to effect it, would be to increase the per share price of our QVCGA shares for continued listing on Nasdaq. In determining to seek authorization for this reverse stock split proposal, our Board of Directors considered that, by effectively condensing a number of pre-split shares of QVCGA into one share of QVCGA, the market price of a post-split QVCGA share is generally greater than the market price of a pre-split share. This will allow our QVCGA shares to regain compliance with Nasdaq’s minimum bid price requirement and maintain the listing of our QVCGA shares on Nasdaq. Under our restated charter, the reverse stock split of our QVCGB shares on an equal per share basis is required if we effect a reverse stock split of our QVCGA shares. There is no reverse stock split required of our QVCGP shares required under the restated charter if we effect a reverse stock split of our QVCGA shares.
Beginning on April 25, 2024, our QVCGA shares have closed at prices below $1.00 per share. Initially, market volatility in response to economic disruptions and uncertainties created by concerns about the banking systems and inflationary pressures generally contributed to the depressed stock price of QVCGA. Our QVCGA stock price has continued to decline due to declining consumer sentiment in discretionary retail in part from macroeconomic factors, as well as significant headwinds from linear viewership declines, exacerbated by a heavy news cycle over the last twelve months, and potential concerns over QVC Group’s capital structure and debt balance. As a result, our QVCGA shares have closed at prices below $0.50 per share since November 7, 2024.
On June 10, 2024, we received written notice from Nasdaq notifying us of QVCGA’s non-compliance with the minimum bid price requirement for continued listing on the Nasdaq Global Select Market. QVCGA did not regain compliance with the
QVC GROUP, INC. / 33

PROPOSAL 2—THE REVERSE STOCK SPLIT PROPOSAL
minimum bid price requirement within the 180 days afforded by Nasdaq and, as a result, we transferred the listing of QVCGA, QVCGB and QVCGP to the Nasdaq Capital Market effective December 2, 2024, which provided QVCGA with an additional 180 days, or until June 9, 2025, to regain compliance with the minimum bid price requirement provided that we commit to effect a reverse stock split of QVCGA in order to regain compliance if necessary.
This reverse stock split proposal is intended primarily to increase the per share price of our QVCGA shares, and, as a result, bring our QVCGA shares back into compliance with Nasdaq’s minimum bid price requirement. Reducing the number of outstanding QVCGA shares should, absent other factors, increase its per share market price, although we cannot provide any assurance that we will be able to meet or maintain a share price over the minimum bid price requirement for continued listing on Nasdaq or any other exchange.
A continuously low stock price (and the potential delisting of our stocks from Nasdaq) may adversely affect our ability to raise additional financing through the public or private sale of equity securities, may significantly affect the ability of investors to trade our securities and may negatively affect the value and liquidity of our capital stock. Delisting of our QVCGA shares also could have other negative results, including the potential loss of employee confidence, the loss of institutional investors or the loss of interest in business development opportunities. In addition, because our QVCGA shares are currently our primary equity security on Nasdaq, our QVCGB and QVCGP shares are considered our secondary class and preferred stock listings, respectively, on Nasdaq and our QVCGB and QVCGP shares are subject to reduced continued listing requirements as compared to our QVCGA shares. As a result, a delisting of our QVCGA shares would subject our QVCGB and/or QVCGP shares to heightened continued listing requirements and there can be no assurance that our QVCGB and/or QVCGP shares will be able to maintain compliance with Nasdaq’s continued listing requirements and such shares could become subject to delisting.
An increase in the per share trading value of our QVCGA shares would be beneficial because it would:
•
increase the likelihood that our capital stock will remain eligible for listing on Nasdaq;

•
improve the perception of QVCGA as an investment security;

•
reset our QVCGA share price to more normalized trading levels in the face of potentially extended market dislocations;

•
assist with future potential capital raises;

•
appeal to a broader range of investors to generate greater investor interest in us; and

•
to the extent the broker commissions paid by our investors depend on the value of the QVCGA shares being traded, reduce stockholder transaction costs because investors would pay a lower commission to trade a fixed dollar amount of our QVCGA shares if our QVCGA share price were higher than they would if our QVCGA share price were lower.

If our QVCGA shares are delisted from Nasdaq and they are not able to be listed on another exchange, our shares could be quoted on the OTC Bulletin Board or in the “pink sheets.” As a result, we could face significant adverse consequences including, among others:
•
a limited availability of market quotations for our securities;

•
a determination that our stocks are each a “penny stock” which will require brokers trading in our shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•
a limited amount of news coverage of our company;

•
failure to qualify for exemptions from state securities registration requirements, which may require us to comply with applicable state securities laws;

•
a decreased ability to issue additional securities (including pursuant to short-form registration statements on Form S-3) or obtain additional financing in the future; and

•
an increased risk that our QVCGB and/or QVCGP shares fail to meet Nasdaq’s continued listing requirements and, as a result, are delisted from Nasdaq.

Although our Board of Directors believes that a reverse stock split will in fact increase the trading price of our QVCGA shares, in many cases, because of variables outside of our control (such as recent market volatility, inflationary pressures,
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PROPOSAL 2—THE REVERSE STOCK SPLIT PROPOSAL
investor response to the news of a proposed reverse stock split, and other prevailing market, industry and general economic conditions), the market price of our QVCGA shares may in fact decline in value after effecting the reverse stock split. You should also keep in mind that the implementation of a reverse stock split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership in our company (except to the extent of cash paid in lieu of fractional shares). However, should the overall value of our QVCGA shares decline after the proposed reverse stock split, then the actual or intrinsic value of our QVCGA shares held by you will also proportionately decrease as a result of the overall decline in value. Similarly, the market prices and actual or intrinsic value of our QVCGB and QVCGP shares may also decline after effecting the reverse stock split.
POTENTIAL EFFECTS OF THE PROPOSED REVERSE STOCK SPLIT
If this proposal is approved and the reverse stock split is effected, the reverse stock split will be realized simultaneously and in the same ratio for all of our issued and outstanding QVCGA and QVCGB shares. The immediate effect of a reverse stock split would be to reduce the number of QVCGA and QVCGB shares outstanding and to increase the per share trading price of our QVCGA and QVCGB shares. The reverse stock split is not expected to have an effect on the per share price of our QVCGP shares or the number of QVCGP shares outstanding.
However, we cannot predict the effect of any reverse stock split upon the market price of our QVCGA, QVCGB and QVCGP shares over an extended period. We cannot assure you that the trading price of our QVCGA and QVCGB shares after the reverse stock split will rise in inverse proportion to the reduction in the number of outstanding QVCGA and QVCGB shares as a result of the reverse stock split or that the trading price of our QVCGP shares will not be negatively impacted. Also, we cannot assure you that a reverse stock split would lead to a sustained increase in the trading price of our QVCGA and QVCGB shares. The trading price of our capital stock may change due to a variety of other factors, including our operating results and other factors related to our future performance.
EXAMPLES OF POTENTIAL REVERSE STOCK SPLIT AT VARIOUS RATIOS
The table below provides examples of reverse stock splits at various ratios from 1-for-2 up to 1-for-50, without giving effect to the treatment of fractional shares. The actual number of shares outstanding after giving effect to the reverse stock split and the amount of cash to be paid in lieu of the issuance of fractional shares, if effected, will depend on the actual ratio that is determined by our Board of Directors or a duly authorized committee thereof and publicly announced prior to the effective time (as defined below) in accordance with the Reverse Stock Split Amendment.
Outstanding at January 31, 2025(1)		Reverse Stock Split Ratio	Outstanding after Reverse Stock Split(1)		Reduction in Shares Outstanding
QVCGA Shares	QVCGB Shares		QVCGA Shares	QVCGB Shares
389,654,508	8,927,840	1-for-2	194,827,254	4,463,920	50%
389,654,508	8,927,840	1-for-5	77,930,902	1,785,568	80%
389,654,508	8,927,840	1-for-10	38,965,451	892,784	90%
389,654,508	8,927,840	1-for-20	19,482,725	446,392	95%
389,654,508	8,927,840	1-for-25	15,586,180	357,114	96%
389,654,508	8,927,840	1-for-50	7,793,090	178,557	98%

(1)
Excludes shares of common stock issuable upon exercise of stock options and vesting of RSUs.

The resulting decrease in the number of shares of our QVCGA and QVCGB shares outstanding could potentially adversely affect their respective liquidity, especially in the case of larger block trades, and, in the case of QVCGB, its ability to meet Nasdaq’s continued listing requirements.
EFFECTS ON OWNERSHIP BY INDIVIDUAL STOCKHOLDERS
If we implement a reverse stock split, the number of QVCGA and QVCGB shares held by each stockholder would be reduced by multiplying the number of shares of QVCGA or QVCGB held immediately before the reverse stock split by the
QVC GROUP, INC. / 35

PROPOSAL 2—THE REVERSE STOCK SPLIT PROPOSAL
ratio determined by our Board of Directors or a duly authorized committee thereof and publicly announced prior to the effective time and then rounding down to the nearest whole share of each series. We would pay cash to each stockholder in lieu of any fractional interest in a share to which each stockholder would otherwise be entitled as a result of the reverse stock split, as described in further detail below. The reverse stock split would not affect any stockholder’s percentage ownership interest in our company or proportionate voting power, except to the extent that interests in fractional shares would be paid in cash.
EFFECT ON RESTRICTED STOCK, RSUS AND OPTIONS
Outstanding shares of restricted stock would be reduced in the reverse stock split in the same manner as other outstanding shares of our common stock. In addition, we would adjust the number of unissued shares underlying any RSUs and options entitling the holders to purchase shares of our common stock as a result of the reverse stock split, as required by the terms of these securities. In particular, we would reduce the number of shares underlying each RSU or option, and would increase the exercise price of each option, in each case, in accordance with the terms of these equity awards and based on the 1-for-2 up to 1-for-50 ratio of the reverse stock split (i.e., the number of shares issuable under such securities would decrease by at least 50%, up to 98%, respectively, and the exercise price per share would be multiplied by 2, up to 50, respectively). Also, we would reduce the number of shares reserved for issuance under our 2020 incentive plan proportionately based on the ratio of the reverse stock split. A reverse stock split would not otherwise affect any of the rights currently accruing to holders of our restricted stock, RSUs or options exercisable for our common stock.
EFFECT ON QVCGB SHARES
One of the continued listing requirements applicable to our QVCGB shares is that there be at least 100,000 publicly held shares of QVCGB outstanding that are not held by any of our directors, executive officers or beneficial holders of 10% or more of our QVCGB shares (the Nasdaq publicly held shares minimum). Our restated charter requires the QVCGB shares to be reclassified on an equal per share basis as the QVCGA shares in the reverse stock split. As of January 31, 2025, there were approximately 580,000 publicly held QVCGB shares. If a ratio greater than 1-for-5 were applied to our QVCGB shares in the reverse stock split, resulting in a reduction in the number of issued and outstanding QVCGB shares of greater than 80%, we expect that the QVCGB shares would be subject to delisting from Nasdaq, unless the number of publicly held QVCGB shares is later increased to satisfy the Nasdaq publicly held shares minimum. Based on the current trading prices of our QVCGA shares, we expect our Board of Directors or a duly authorized committee thereof will select a reverse stock split ratio greater than 1-for-5 and our QVCGB shares will be delisted from Nasdaq following effectiveness of the reverse stock split.
If our QVCGB shares are delisted from Nasdaq and they are not able to be listed on another exchange, our QVCGB shares could be quoted on the OTC Markets or in the “pink sheets.” If our QVCGB shares are quoted on the OTC Markets, it could result in more limited availability of market quotations for our QVCGB shares and could lead to a determination that QVCGB is a “penny stock,” which will require brokers trading in those shares to adhere to more stringent rules and possibly result in even further reduced levels of trading activity in the secondary trading market for our QVCGB shares as our QVCGB shares are currently thinly traded.
QVCGB shares are convertible into QVCGA shares on a one-for-one basis, and a holder’s ability to convert their QVCGB shares will remain unchanged following the reverse stock split. Any QVCGA shares that are issued upon conversion of QVCGB shares will automatically be listed on Nasdaq following such conversion, provided that the QVCGA shares continue to satisfy Nasdaq’s continued listing standards.
EFFECT ON QVCGP SHARES
Our restated charter does not require that our preferred stock be reclassified on an equal per share basis as our common shares and so the number of our QVCGP shares outstanding will not change as a result of the reverse stock split. In addition, the reverse stock split would have no effect on the rights pertaining to outstanding QVCGP shares. Even though our QVCGP shares will not be subject to the reverse stock split, there can be no assurance that the trading price of our QVCGP shares will not be adversely impacted as a result of the reverse stock split. In addition, should our QVCGA shares fail to regain compliance with Nasdaq’s continued listing requirements or otherwise fail to satisfy Nasdaq’s continued listing requirements, our QVCGP shares could become our primary equity security under Nasdaq rules and, as a result,
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PROPOSAL 2—THE REVERSE STOCK SPLIT PROPOSAL
become subject to heightened continued listing requirements. Should our QVCGP shares become our primary equity security, there can be no assurance our QVCGP shares will satisfy Nasdaq’s heightened continued listing requirements.
OTHER EFFECTS ON OUTSTANDING SHARES
A reverse stock split would have no effect on the rights pertaining to the outstanding QVCGA and QVCGB shares as provided for under our restated charter. Each share of our common stock issued following the reverse stock split would be fully paid and nonassessable.
The reverse stock split would result in some stockholders owning “odd-lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.
After the effective time, our QVCGA and QVCGB shares will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which are numbers used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for shares of common stock with the new CUSIP number by following the procedures described below. However, until such exchange is made, the old stock certificates will automatically represent the new, post-split number of shares. After the reverse stock split, we will continue to file periodic reports and comply with other requirements of the Exchange Act. We expect that our QVCGA shares will continue to be listed on Nasdaq under the symbol “QVCGA” subject to any decision of our Board of Directors to list our securities on a different stock exchange; however, Nasdaq may determine to delist our QVCGB shares following the proposed reverse stock split as even a 1-for-6 ratio would reduce the number of publicly held QVCGB shares below the Nasdaq publicly held shares minimum.
INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this reverse stock split proposal except to the extent of their ownership of shares of our common stock.
AUTHORIZED SHARES OF STOCK
The reverse stock split would affect all issued and outstanding QVCGA and QVCGB shares and outstanding rights to acquire QVCGA and QVCGB shares on an equal per share basis. We will not change the number of QVCGA and QVCGB shares currently authorized. However, upon the effectiveness of the reverse stock split, the number of authorized QVCGA and QVCGB shares that are not issued or outstanding would increase due to the reduction in the number of QVCGA and QVCGB shares issued and outstanding as a result of the reverse stock split.
As of January 31, 2025, we had authorized (i) 4,000,000,000 QVCGA shares, of which 389,654,508 shares were issued and outstanding, (ii) 150,000,000 QVCGB shares, of which 8,927,840 shares were issued and outstanding, (iii) 4,000,000,000 shares of Series C common stock, par value $0.01 per share, of which there were no shares issued or outstanding, and (iv) 50,000,000 shares of preferred stock, par value $0.01 per share, of which 13,500,000 shares are designated QVCGP and 36,500,000 shares are undesignated as to series. As of January 31, 2025, there were 12,723,258 QVCGP shares issued and outstanding.
We do not have any plans, arrangements or understandings for the remaining portion of the authorized but unissued shares that will be available following the reverse stock split.
PROCEDURE FOR EFFECTING THE PROPOSED REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES
If stockholders approve this proposal, our Board of Directors determines to effect the reverse stock split, and our Board of Directors does not otherwise abandon the amendment providing for the reverse stock split, we will file with the Delaware Secretary of State a Certificate of Amendment to our restated charter, in the form attached to this proxy statement as Appendix B. The reverse stock split will become effective at the time and on the date of filing of, or at such later date and time as may be specified in, the Certificate of Amendment, which we refer to as the effective time. Beginning at the effective
QVC GROUP, INC. / 37

PROPOSAL 2—THE REVERSE STOCK SPLIT PROPOSAL
time, until exchanged for a new certificate as referenced below, each certificate representing pre-split QVCGA and QVCGB shares will be deemed for all corporate purposes to evidence ownership of the number of whole shares into which the shares previously represented by the certificate were combined pursuant to the reverse stock split.
Upon the reverse stock split, we intend to treat stockholders holding our QVCGA and QVCGB shares in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our QVCGA and QVCGB shares in “street name.” However, these banks, brokers or other nominees may have different procedures for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.
Following the reverse stock split, stockholders holding physical certificates must exchange those certificates for new certificates and a cash payment in lieu of any fractional shares.
Our transfer agent will advise registered stockholders of the procedures to be followed to exchange certificates in a letter of transmittal to be sent to stockholders. No new certificates or cash payments in lieu of fractional shares will be issued to a stockholder until the stockholder has surrendered the stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the transfer agent. Any certificates that have not yet been exchanged that are submitted in connection with any transfer of QVCGA or QVCGB shares following the effective time, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for new certificates. Stockholders should not destroy any stock certificate(s) and should not submit any certificate(s) until requested to do so. Registered stockholders of QVCGA and QVCGB shares in book-entry form will have their accounts automatically updated for the new share balances.
FRACTIONAL SHARES
We will not issue fractional shares in connection with the reverse stock split. Instead, any fractional share resulting from the reverse stock split because the stockholder owns a number of shares not evenly divisible by the ratio would instead receive cash upon surrender to the exchange agent of the certificates and a properly completed and executed letter of transmittal. Holders of common stock in book-entry form will receive cash in accordance with the exchange agent’s customary procedures with respect to book-entry shares. The cash amount to be paid to each stockholder would be equal to the resulting fractional interest in one QVCGA share or one QVCGB share to which the stockholder would otherwise be entitled, multiplied by the fair value of one QVCGA share or one QVCGB share, as applicable, at the effective time, as determined in good faith by our Board of Directors or a duly authorized committee thereof. We do not anticipate that the aggregate cash amount paid by our company for fractional interests will be material to us.
NO APPRAISAL RIGHTS
No appraisal rights are available under the General Corporation Law of the State of Delaware or under our restated charter or our bylaws with respect to the reverse stock split.
ACCOUNTING CONSEQUENCES
The par value of our QVCGA and QVCGB shares would remain unchanged at $0.01 per share after the reverse stock split. Also, our capital account (for accounting purposes) would remain unchanged, and we do not anticipate that any other accounting consequences would arise as a result of the reverse stock split.
NO GOING PRIVATE TRANSACTION
Notwithstanding the decrease in the number of outstanding shares following the reverse stock split, our Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
POTENTIAL ANTI-TAKEOVER EFFECT
SEC rules require disclosure and discussion of the effects of any proposal that could be used as an anti-takeover device. This proposal, if adopted and implemented, will result in a relative increase in the number of authorized but unissued
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PROPOSAL 2—THE REVERSE STOCK SPLIT PROPOSAL
QVCGA and QVCGB shares vis-à-vis the outstanding QVCGA and QVCGB shares and could, under certain circumstances, have an anti-takeover effect, although that is not the purpose or intent of the proposal. A relative increase in the number of authorized but unissued shares of common stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized shares. A relative increase in our authorized but unissued shares of common stock could potentially deter takeovers, including takeovers that our Board of Directors determines are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. Our Board of Directors is not aware of any attempt to take control of our business and has not considered the reverse stock split to be a tool to be utilized as a type of anti-takeover device. We currently have no plans, proposals or arrangements to issue any shares of common stock that would become newly available for issuance as a result of the reverse stock split.
MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT
The following discussion is a summary of the material U.S. federal income tax consequences of the reverse stock split to U.S. Holders (as defined below). This summary is based on the Code, the U.S. Treasury regulations promulgated thereunder, and administrative rulings and court decisions in effect as of the date of this proxy statement, all of which may be subject to change or differing interpretation. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any ruling from the Internal Revenue Service (the IRS) or an opinion from counsel with respect to the U.S. federal income tax consequences discussed below. There can be no assurance that the tax consequences discussed below would be accepted by the IRS or a court. The tax treatment of the reverse stock split to holders may vary depending upon a holder’s particular facts and circumstances.
For purposes of this discussion, a U.S. Holder is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

This discussion is limited to U.S. Holders who hold their shares of our common stock as capital assets within the meaning of the Code (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to holders subject to special tax treatment, such as financial institutions, dealers in securities, insurance companies, foreign persons and tax-exempt entities. In addition, this discussion does not consider the effects of any other U.S. federal tax laws or any applicable state, local or foreign tax laws and does not consider the effects with respect to QVCGP or any restricted stock, options or RSUs. If a partnership or other entity or arrangement classified as a partnership for U.S. federal income tax purposes holds our common stock, the tax treatment of a partner thereof will generally depend upon the status of the partner and upon the activities of the partnership. If you are a partner in a partnership holding our common stock, you should consult your tax advisor regarding the tax consequences of the reverse stock split.
STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES APPLICABLE TO THEM THAT COULD RESULT FROM THE REVERSE STOCK SPLIT.
A U.S. Holder generally should not recognize gain or loss upon the reverse stock split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in their shares of our common stock held immediately after the reverse stock split should equal their aggregate adjusted tax basis of their shares of our common stock held immediately before the reverse stock split (generally reduced by the amount of such basis that is allocated to any fractional share of our common stock deemed received and exchanged
QVC GROUP, INC. / 39

PROPOSAL 2—THE REVERSE STOCK SPLIT PROPOSAL
for cash). The U.S. Holder’s holding period in their shares of our common stock held immediately after the reverse stock split should include the holding period in their shares of our common stock held immediately before the reverse stock split. U.S. Treasury regulations provide detailed rules for allocating the tax basis and holding period among shares of our common stock which were acquired by a stockholder on different dates and at different prices. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period among such shares.
A U.S. Holder who receives cash in lieu of a fractional share of common stock will be treated as first receiving such fractional share and then receiving cash in exchange for such fractional share. A U.S. Holder generally should recognize capital gain or loss on such deemed exchange in an amount equal to the difference between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be treated as long term capital gain or loss if the pre-reverse stock split shares of our common stock were held by the U.S. Holder for more than one year at the time of the reverse stock split.
A payment of cash made in lieu of a fractional share of our common stock may, under certain circumstances, be subject to information reporting and backup withholding. To avoid backup withholding, each U.S. Holder of our common stock that does not otherwise establish an exemption should furnish on applicable IRS forms (generally, an IRS Form W-9) its taxpayer identification number and comply with the applicable certification procedures.
Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules will be allowed as a credit against the U.S. Holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. U.S. Holders of our common stock should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.
BOARD DISCRETION TO IMPLEMENT THE REVERSE STOCK SPLIT
Our Board of Directors has reserved the right to abandon the proposed amendment to effect the reverse stock split at any time before the effectiveness of the filing of the Certificate of Amendment with the Delaware Secretary of State, even if the adoption of the amendment is approved by our stockholders.
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Proposal 3—The Auditors Ratification Proposal
Proposal 3—The Auditors Ratification Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2025.
Even if the selection of KPMG LLP is ratified, the audit committee of our Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if our audit committee determines that such a change would be advisable. In the event our stockholders fail to ratify the selection of KPMG LLP, our audit committee will consider it as a direction to select other auditors for the year ending December 31, 2025.
A representative of KPMG LLP is expected to be available to answer appropriate questions at the annual meeting and will have the opportunity to make a statement if he or she so desires.
VOTE AND RECOMMENDATION
The affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class, is required to approve the auditors ratification proposal.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because KPMG LLP is an independent firm with few ancillary services and reasonable fees, and has significant industry and financial reporting expertise.

AUDIT FEES AND ALL OTHER FEES
The following table presents fees for professional audit services rendered by KPMG LLP for the audit of our consolidated financial statements for 2024 and 2023 and fees billed for other services rendered by KPMG LLP:
	2024	2023
Audit fees	$8,971,000	8,591,000
Audit related fees	—	—
Audit and audit related fees	8,971,000	8,591,000
Tax fees(1)	933,000	527,000
Total fees	$9,904,000	9,118,000

(1)
Tax fees consist of tax compliance and consultations regarding the tax implications of certain transactions.

Our audit committee has considered whether the provision of services by KPMG LLP to our company other than auditing is compatible with KPMG LLP maintaining its independence and believes that the provision of such other services is compatible with KPMG LLP maintaining its independence.

QVC GROUP, INC. / 41

Proposal 3—The Auditors Ratification Proposal
POLICY ON PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITOR
Our audit committee has adopted a policy regarding the pre-approval of all audit and permissible non-audit services provided by our independent auditor. Pursuant to this policy, our audit committee has approved the engagement of our independent auditor to provide the following services (all of which are collectively referred to as pre-approved services):
•
audit services as specified in the policy, including (i) financial audits of our company and our subsidiaries, (ii) services associated with registration statements, periodic reports and other documents filed or issued in connection with securities offerings (including comfort letters and consents), (iii) attestations of management reports on our internal controls and (iv) consultations with management as to accounting or disclosure treatment of transactions;

•
audit related services as specified in the policy, including (i) due diligence services, (ii) financial statement audits of employee benefit plans, (iii) consultations with management as to the accounting or disclosure treatment of transactions, (iv) attest services not required by statute or regulation, (v) certain audits incremental to the audit of our consolidated financial statements, (vi) closing balance sheet audits related to dispositions, and (vii) general assistance with implementation of the requirements of certain SEC rules or listing standards; and

•
tax services as specified in the policy, including federal, state, local and international tax planning, compliance and review services, and tax due diligence and advice regarding mergers and acquisitions.

Notwithstanding the foregoing general pre-approval, if, in the reasonable judgment of our Chief Accounting Officer and Principal Financial Officer, an individual project involving the provision of pre-approved services is likely to result in fees in excess of $100,000, or if individual projects under $100,000 are likely to equal or exceed $500,000 during the period between the regularly scheduled meetings of the audit committee, then such projects will require the specific pre-approval of our audit committee. Our audit committee has delegated the authority for the foregoing approvals to the chairman of the audit committee, subject to his subsequent disclosure to the entire audit committee of the granting of any such approval. M. Ian G. Gilchrist currently serves as the chairman of our audit committee. In addition, the independent auditor is required to provide a report at each regularly scheduled audit committee meeting on all pre-approved services incurred during the preceding quarter. Any engagement of our independent auditors for services other than the pre-approved services requires the specific approval of our audit committee.
Our pre-approval policy prohibits the engagement of our independent auditor to provide any services that are subject to the prohibition imposed by Section 201 of the Sarbanes-Oxley Act.
All services provided by our independent auditor during 2024 were approved in accordance with the terms of the policy in place.
42 / 2025 PROXY STATEMENT

AUDIT COMMITTEE REPORT
Audit Committee Report

Each member of the audit committee is an independent director as determined by our Board of Directors, based on the listing standards of Nasdaq. Each member of the audit committee also satisfies the SEC’s independence requirements for members of audit committees. Our Board of Directors has determined that Mr. Gilchrist is an “audit committee financial expert” under applicable SEC rules and regulations.
The audit committee reviews our financial reporting process on behalf of our Board of Directors. Management has primary responsibility for establishing and maintaining adequate internal controls, for preparing financial statements and for the public reporting process. Our independent auditor, KPMG LLP, is responsible for expressing opinions on the conformity of our audited consolidated financial statements with U.S. generally accepted accounting principles. Our independent auditor also expresses its opinion as to the effectiveness of our internal control over financial reporting.
Our audit committee has reviewed and discussed with management and KPMG LLP our most recent audited consolidated financial statements, as well as management’s assessment of the effectiveness of our internal control over financial reporting and KPMG LLP’s evaluation of the effectiveness of our internal control over financial reporting. Our audit committee has also discussed with KPMG LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the PCAOB) and the SEC, including that firm’s judgment about the quality of our accounting principles, as applied in its financial reporting.
KPMG LLP has provided our audit committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding KPMG LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with KPMG LLP that firm’s independence from our company and its subsidiaries.
Based on the reviews, discussions and other considerations referred to above, our audit committee recommended to our Board of Directors that the audited financial statements be included in the 2024 Form 10-K.
Submitted by the Members of the Audit Committee
M. Ian G. Gilchrist
Fiona P. Dias
Larry E. Romrell
QVC GROUP, INC. / 43

Proposal 4—The Say-on-Pay Proposal
Proposal 4—The Say-on-Pay Proposal

What am I being asked to vote on and how should I vote?
We are asking our stockholders to approve, on an advisory basis, the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation.”
We are providing our stockholders the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers as described below in accordance with Section 14A of the Exchange Act. This advisory vote allows our stockholders to express their views on the overall compensation paid to our named executive officers. Our company values the views of our stockholders and is committed to the efficiency and effectiveness of our company’s executive compensation program.
Our most recent advisory vote on the compensation of our named executive officers was held at our 2024 annual meeting of stockholders on June 10, 2024 (the 2024 annual meeting), at which stockholders representing a majority of our aggregate voting power present and entitled to vote on the say-on-pay proposal voted in favor of, on an advisory basis, our executive compensation as disclosed in our proxy statement for our 2024 annual meeting. At our 2023 annual meeting of stockholders on June 6, 2023, stockholders elected to hold a say-on-pay vote every year and our Board of Directors adopted this as the frequency at which future say-on-pay votes would be held. We expect that our next advisory vote on executive compensation will be held in 2026.
We are seeking stockholder approval of the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules, which include the disclosures under “Executive Compensation—Compensation Discussion and Analysis,” the compensation tables (including all related footnotes) and any additional narrative discussion of compensation included herein. Stockholders are encouraged to read the “Executive Compensation—Compensation Discussion and Analysis” section of this proxy statement, which provides an overview of our company’s executive compensation policies and procedures and how they were applied for 2024.
In accordance with Section 14A of the Exchange Act, and Rule 14a-21(a) promulgated thereunder, and as a matter of good corporate governance, our Board of Directors is asking stockholders to approve the following advisory resolution at the 2025 annual meeting of stockholders:
“RESOLVED, that the stockholders of QVC Group, Inc. hereby approve, on an advisory basis, the compensation paid to our company’s named executive officers, as disclosed in this proxy statement pursuant to the rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and any related narrative discussion.”
ADVISORY VOTE
Although this vote is advisory and non-binding on our Board and our company, our Board and the compensation committee, which are responsible for designing and administering our company’s executive compensation program, value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation policies and decisions for named executive officers.
VOTE AND RECOMMENDATION
The advisory resolution, which we refer to as the say-on-pay proposal, will be considered approved if it receives the affirmative vote of a majority of the combined voting power of the outstanding shares of our common stock that are present in person or by proxy, and entitled to vote at the annual meeting, voting together as a single class.
OUR BOARD RECOMMENDS A VOTE FOR THIS PROPOSAL

The Board of Directors recommends that you vote FOR this proposal because the compensation structure is aligned with our ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

44 / 2025 PROXY STATEMENT

Executive Officers
Executive Officers

Our March 7, 2025, our company announced that, as part of its ongoing strategy to expand into a live social shopping company, it is undertaking various organizational and strategic changes. In connection therewith, our company and Liberty Media intend to begin transitioning various general and administrative services currently provided by Liberty Media to our company under the services agreement (as defined below) to members of the QVC management team, including legal, tax, accounting, treasury, information technology, cybersecurity and investor relations support. As part of that transition, all current officers of our company (with limited exceptions), including Brian J. Wendling, our Principal Financial Officer and Chief Accounting Officer, will step down from their officer positions, effective March 31, 2025, and these positions will be assumed by members of the QVC management team, effective as of April 1, 2025. Liberty Media intends to continue to support our company as needed throughout the transition period.
On March 4, 2025, our Board approved the changes to the executive officers of our company, effective as of April 1, 2025, including the appointment of Bill Wafford as our Chief Financial Officer and Chief Administrative Officer. Gregory B. Maffei will continue to serve as Executive Chairman of the Board, David Rawlinson II will continue to serve as the President and Chief Executive Officer of our company and Renee L. Wilm will continue to serve as Chief Legal Officer of our company.
The following lists the executive officers of our company as of the date of this proxy statement (other than David Rawlinson II, our President and Chief Executive Officer, and Gregory B. Maffei, our Executive Chairman of the Board, each of whom also serve as directors of our company and who are listed under “Proposal 1—The Election of Directors Proposal”), as well as Bill Wafford, our Chief Financial Officer and Chief Administrative Officer, effective April 1, 2025, their ages and a description of their business experience, including positions held with our company. All positions referenced in the table below include, where applicable, positions with the respective company’s predecessors.
Our executive officers will serve in such capacities until their respective successors have been duly elected and have been qualified, or until their earlier death, resignation, disqualification or removal from office.
Brian J. Wendling	Principal Financial Officer and Chief Accounting Officer Age: 52
Current Positions	Prior Positions/Experience

•
Principal Financial Officer and Chief Accounting Officer of our company since July 2019 and January 2020, respectively; Mr. Wendling will resign from these roles effective March 31, 2025

•
Principal Financial Officer and Chief Accounting Officer of Liberty Media and Liberty Broadband since July 2019 and January 2020, respectively

•
Senior Vice President and Chief Financial Officer of Liberty TripAdvisor since January 2016

•
Director of comScore, Inc. since March 2021

•
Principal Financial Officer and Chief Accounting Officer of Atlanta Braves Holdings from December 2022 – August 2024

•
Principal Financial Officer and Chief Accounting Officer of LMAC from November 2020 – December 2022

•
Principal Financial Officer and Chief Accounting Officer of GCI Liberty from July 2019 and January 2020, respectively –  December 2020

•
Senior Vice President and Controller of each of our company, Liberty Media and Liberty Broadband from January 2016 –  December 2019 and GCI Liberty from March 2018 –  December 2019

•
Senior Vice President and Controller of Liberty TripAdvisor from August 2014 – December 2015

•
Senior Vice President of Liberty Expedia from March 2016 –  July 2019

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Vice President and Controller of our company from November 2011 – December 2015, Liberty Media from November 2011 – December 2015 and Liberty Broadband from October 2014 – December 2015

•
Various positions with Liberty Media and QVC Group since 1999

QVC GROUP, INC. / 45

Executive Officers
Renee L. Wilm	Chief Legal Officer and Chief Administrative Officer Age: 51
Current Positions	Prior Positions/Experience

•
Chief Legal Officer and Chief Administrative Officer of our company since September 2019 and January 2021, respectively; Ms. Wilm will resign from the Chief Administrative Officer role effective March 31, 2025, but will continue as Chief Legal Officer

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Chief Legal Officer and Chief Administrative Officer of Liberty Media, Liberty TripAdvisor and Liberty Broadband since September 2019 and January 2021, respectively

•
Chief Executive Officer of Las Vegas Grand Prix, Inc. from January 2022 – February 2025

•
Chief Legal Officer and Chief Administrative Officer of Atlanta Braves Holdings from December 2022 – August 2024

•
Chief Legal Officer and Chief Administrative Officer of LMAC from November 2020 – December 2022 and January 2021 – December 2022, respectively

•
Director of LMAC from January 2021 – December 2022

•
Chief Legal Officer of GCI Liberty from September 2019 –  December 2020

•
Prior to September 2019, Senior Partner with the law firm Baker Botts L.L.P., where she represented our company, Liberty Media, Liberty TripAdvisor, Liberty Broadband and GCI Liberty and their predecessors for over twenty years, specializing in mergers and acquisitions, complex capital structures and shareholder arrangements, as well as securities offerings and matters of corporate governance and securities law compliance; while at Baker Botts L.L.P., was a member of the Executive Committee, the East Coast Corporate Department Chair and Partner-in-Charge of the New York office

Bill Wafford	Chief Financial Officer and Chief Administrative Officer (effective April 1, 2025) Age: 53
Current/In-Coming Positions	Prior Positions/Experience

•
Chief Financial Officer and Chief Administrative Officer of our company, effective April 1, 2025

•
Chief Financial Officer and Chief Administrative Officer of QVC since March 2023 and April 2024, respectively

•
Director of Jushi Holdings Inc. since October 2022

•
Chief Financial Officer of Everlane, Inc., a fashion retailer from February 2022 – March 2023

•
Chief Financial Officer of Next Frontier Brands, Inc., a consumer packaged goods company, from July 2021 – January 2022

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Chief Financial Officer of Thrasio, LLC, a global consumer goods company, from April 2021 – July 2021

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Chief Financial Officer of JCPenney, a retail company, from April 2019 – April 2021. JCPenney filed for Chapter 11 bankruptcy protection in May 2020 and successfully emerged from bankruptcy in December 2020.

•
Chief Financial Officer of Vitamin Shoppe, Inc. a specialty retailer of nutritional products, from July 2017 – April 2019

46 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
Executive Compensation

This section sets forth information relating to, and an analysis and discussion of, compensation paid by our company to the following persons (who we collectively refer to as our named executive officers):
GREGORY B. MAFFEI
Chairman of the Board
DAVID RAWLINSON II
President and Chief Executive Officer
BRIAN J. WENDLING
Chief Accounting Officer and Principal Financial Officer
RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Compensation Philosophy

Our compensation philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value.

WHAT WE DO	WHAT WE DO NOT DO

•
A significant portion of compensation is at-risk and performance-based.

•
Performance targets for our executives support the long-term growth of our company.

•
We have a clawback policy and clawback provisions for equity-based incentive compensation.

•
Our compensation practices do not encourage excessive risk taking.

•
We do not provide tax gross-up payments in connection with taxable income from perquisites.

•
We do not engage in liberal share recycling.

COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION OVERVIEW
Our compensation committee of our Board of Directors has responsibility for establishing, implementing and regularly monitoring adherence to our compensation philosophy. That philosophy seeks to align the interests of the named executive officers with those of our stockholders, with the ultimate goal of appropriately motivating our executives to increase long-term stockholder value. To that end, the compensation packages provided to the named executive officers include significant performance-based bonuses and significant equity incentive awards, including equity awards that vest multiple years after initial grant and equity awards that are performance-based.
Our compensation committee seeks to approve a compensation package for each named executive officer that is commensurate with the responsibilities and proven or expected performance of that executive and that is competitive relative to the compensation packages paid to similarly situated executives in other companies. Our compensation committee believes that our compensation packages should assist our company in attracting and retaining key executives critical to our long-term success.
Our feedback from stockholders on this pay philosophy has been positive. At our 2024 annual meeting, stockholders representing a majority of the aggregate voting power of QVC Group present and entitled to vote on our say-on-pay proposal voted in favor of, on an advisory basis, our executive compensation disclosed in our proxy statement for the 2024 annual meeting. No material changes were implemented to our executive compensation program as a result of this vote. At our 2023
QVC GROUP, INC. / 47

EXECUTIVE COMPENSATION
annual stockholder meeting, stockholders elected to hold a say-on-pay vote every year and our Board of Directors adopted this as the frequency at which future say-on-pay votes would be held. At the 2025 annual meeting, we are submitting for consideration a proposal to approve, on an advisory basis, our executive compensation. See “Proposal 4—The Say-On-Pay Proposal.”
SERVICES AGREEMENT
In September 2011, we entered into a services agreement with our former subsidiary (the services agreement), which agreement was assumed in January 2013 by its former subsidiary, then-known as Liberty Spinco, Inc. (currently known as Liberty Media). In December 2019, the services agreement was amended (the amended services agreement) in connection with Liberty Media entering into a new five-year employment agreement with Mr. Maffei (the 2019 Maffei Employment Agreement). Under the amended services agreement, our company established, and paid or granted directly to Mr. Maffei, our allocable portion of his annual performance-based cash bonus, his annual equity-based awards and his Upfront Awards (as defined below), and we reimbursed Liberty Media for our allocable portion of the other components of Mr. Maffei’s compensation, which are described in more detail below in “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement.” Under the 2019 Maffei Employment Agreement, Mr. Maffei’s compensation was allocated across Liberty Media, our company and each of Liberty Broadband, Liberty TripAdvisor and, following its split-off from Liberty Media and until its August 2024 change in management, Atlanta Braves Holdings (each a Service Company, or, collectively the Service Companies), based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method was agreed. Our allocable portion of Mr. Maffei’s annual compensation was 10% in 2024. Pursuant to the amended services agreement, in 2024, we also reimbursed Liberty Media for the portion of the base salary and certain other compensation Liberty Media paid to our other employees, other than Messrs. Maffei and Rawlinson, that was allocable to us for estimated time spent by each such employee related to our company. All of Mr. Rawlinson’s compensation was paid by QVC and none of his time was allocated to Liberty Media because Mr. Rawlinson did not provide any services to Liberty Media in 2024. The 2024 performance-based bonuses earned by the named executive officers of our company were paid directly by our company. During 2024, the estimate of the allocable percentages of time spent performing services for Liberty Media, on the one hand, and our company, on the other hand, were reviewed quarterly by our audit committee for appropriateness. The salaries and certain perquisite information included in the “Summary Compensation Table” below (other than with respect to Mr. Rawlinson, whose cash compensation is paid directly by QVC) include the portion of the compensation allocable to our company and for which we reimbursed Liberty Media and do not include the portion of the compensation allocable to Liberty Media or any of the other Service Companies. During the year ended December 31, 2024, the weighted average percentage of each such named executive officer’s time that was allocated to our company was: Mr. Wendling—19% and Ms. Wilm—3%.
ROLE OF INDEPENDENT COMPENSATION CONSULTANT
Prior to entering into the amended services agreement with Liberty Media in connection with the 2019 Maffei Employment Agreement, our compensation committee engaged FW Cook, an independent and experienced compensation consultant, to assist in determining the reasonableness of compensation to be allocated to our company under the amended services agreement.
In order to assess the reasonableness of compensation, FW Cook evaluated the market value of Mr. Maffei’s role at our company and the proposed allocation to our company under the service arrangement. Given the unique nature of Mr. Maffei’s role at our company, FW Cook evaluated the market value of the executive job at our company through two different lenses: Chairman of the Board and managing partner of a private equity firm.
In assessing the reasonableness of pay as Chairman of the Board, FW Cook and the compensation committee reviewed pay data for companies comparable to ours, including companies in the retail industry, and companies with which we may compete for executive talent and stockholder investment and also included companies in those industries that are similar to our company in size, geographic location or complexity of operations. In assessing the reasonableness of pay as a managing partner of a private equity firm, FW Cook and the compensation committee reviewed survey data regarding the compensation of private equity professionals.
48 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
SETTING EXECUTIVE COMPENSATION

Pay-Setting
In making its compensation decision for each named executive officer, our compensation committee considers the following:
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each element of the named executive officer’s compensation, including salary, performance-based bonus, equity compensation, perquisites and other personal benefits, and weights equity compensation most heavily;

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the financial performance of our company compared to internal forecasts and budgets;

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the scope of the named executive officer’s responsibilities;

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the competitive nature of the compensation packages offered based on general industry knowledge of the retail and commerce industries and periodic use of survey information provided by Mercer (US), Inc. and FW Cook; and

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the performance of the group reporting to the named executive officer.

In addition, when setting compensation, our compensation committee considered the recommendations obtained from Mr. Maffei as to all elements of the compensation packages of Messrs. Rawlinson and Wendling and Ms. Wilm. To make these recommendations, Mr. Maffei evaluated the performance and contributions of each such named executive officer. He also considered whether the pay packages afforded to such named executive officers were competitive and were aligned internally. He also evaluated the named executive officer’s performance against individual, department and corporate goals.
In December 2019, our compensation committee approved the amended services agreement, which established the terms and conditions of our allocable portion of Mr. Maffei’s compensation through December 31, 2024. See “—Services Agreement” above. Prior to entering into the amended services agreement with Liberty Media, our compensation committee reviewed information from FW Cook with respect to Chairman of the Board compensation packages at comparable retailers and e-commerce companies.
In July 2021, our compensation committee approved an employment agreement with Mr. Rawlinson that ran through December 31, 2024 (the Rawlinson Employment Agreement) and granted equity awards in connection with the execution of the Rawlinson Employment Agreement. On December 27, 2024, we entered into a letter agreement with Mr. Rawlinson that extended the term of his employment with our company under the Rawlinson Employment Agreement through February 28, 2025 while a new employment arrangement with Mr. Rawlinson was negotiated (the Rawlinson Extension Letter). On February 27, 2025, we entered into a new employment agreement with Mr. Rawlinson (the 2025 Rawlinson Employment Agreement). Prior to our compensation committee’s approval of the Rawlinson Employment Agreement, our compensation committee reviewed relevant comparable CEO cash and equity compensation components as a reference point for the proposed new compensation arrangements and considered the recommendation of Mr. Maffei with respect to Mr. Rawlinson’s annual compensation package, which had been structured giving consideration to components of cash and equity compensation paid to CEOs of comparable retailers and e-commerce companies. Based on this review, our compensation committee determined to confirm and approve the proposed arrangements. Prior to our compensation committee’s approval of the 2025 Rawlinson Employment Agreement, our compensation committee engaged Meridian, an independent and experienced compensation consultant, to assist in determining Mr. Rawlinson’s compensation package for the term of the 2025 Rawlinson Employment Agreement. See “—Executive Compensation Arrangements—David Rawlinson II” for a description of the Rawlinson Employment Agreement and “—Changes for 2025” for a description of the 2025 Rawlinson Employment Agreement.
ELEMENTS OF 2024 EXECUTIVE COMPENSATION
For 2024, the principal components of compensation for the named executive officers were:
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base salary;

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a performance-based bonus, payable in cash;

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performance-based restricted stock units; and

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perquisites and other limited personal benefits.

QVC GROUP, INC. / 49

EXECUTIVE COMPENSATION
BASE SALARY
Our compensation committee believes base salary should be a relatively smaller portion of each named executive officer’s overall compensation package, allowing for a greater portion to be performance based, thereby aligning the interests of our executives more closely with those of our stockholders. The base salaries of the named executive officers are reviewed on an annual basis (other than Mr. Maffei’s base salary, which was set by the terms of his employment agreement), as well as at the time of any change in responsibilities. Typically, after establishing a named executive officer’s base salary, salary increases are limited to cost-of-living adjustments, adjustments based on changes in the scope of the named executive officer’s responsibilities, and adjustments to align the named executive officer’s salary level with those of our other named executive officers.
After completion of the annual review in December 2023, the 2024 base salaries of Mr. Wendling and Ms. Wilm were increased by 27% and 25%, respectively, reflecting an increase in responsibilities and a cost-of-living adjustment, along with an alignment based on market analysis of comparable positions. For 2024, Mr. Maffei’s salary remained at $3,000,000 as prescribed by the 2019 Maffei Employment Agreement and the portion of Mr. Maffei’s salary allocated to our company was 10%, or $300,000. For 2024, Mr. Rawlinson’s base salary was $1,250,000 per the terms of the Rawlinson 2021 Employment Agreement.
2024 PERFORMANCE-BASED BONUSES
Overview. For 2024, our compensation committee adopted an annual, performance-based bonus program for each of Messrs. Maffei and Wendling and Ms. Wilm. Mr. Rawlinson participated in a separate performance-based bonus program, described under “—QVC Bonus Award” below. The 2024 bonus program was comprised of two components: a bonus amount payable based on each participant’s individual performance (the Individual Performance Bonus) and a bonus amount payable based on the corporate performance of our company, Liberty Media, Liberty TripAdvisor, Liberty Broadband and Atlanta Braves Holdings (the Corporate Performance Bonus). As a result of the August 2024 change in management at Atlanta Braves Holdings, our compensation committee determined that achievement of the Corporate Performance Bonus should be based on the corporate performance of our company, Liberty Media, Liberty TripAdvisor and Liberty Broadband only.
Individual Performance Bonus (60% weighting)	Corporate Performance Bonus (40% weighting)
•
Based on each named executive officers’ personal, department and corporate related goals

•
Named executive officer provided a self-evaluation of their achievements, and in the case of Mr. Wendling and Ms. Wilm, Mr. Maffei also provided an evaluation

•
Compensation committee reviewed goals, evaluations and achievements before approving a specific payout for each named executive officer

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30% based on consolidated financial results of all subsidiaries and major investments within our company, Liberty Media, Liberty TripAdvisor and Liberty Broadband

◦
10% based on consolidated revenue results

◦
10% based on consolidated Adjusted OIBDA results

◦
10% based on consolidated free cash flow results

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10% based on corporate level achievements such as merger and acquisition activity, investments, financings, SEC/audit compliance, litigation management and tax compliance

Pursuant to the 2019 Maffei Employment Agreement, Mr. Maffei was assigned a target bonus opportunity under the performance-based bonus program equal to $17 million in the aggregate for Liberty Media, our company and each of the other Service Companies. That bonus amount was split among, and payable directly by, our company, Liberty Media and each of the other Service Companies, with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee. In 2024, the portion of Mr. Maffei’s aggregate target
50 / 2025 PROXY STATEMENT

EXECUTIVE COMPENSATION
bonus amount allocated to our company was 10% or $1,700,000. The portions of Mr. Maffei’s aggregate target bonus amount allocated to each of Liberty Media, Liberty Broadband, Liberty TripAdvisor and Atlanta Braves Holdings pursuant to the amended services agreements were 54% (or $9,180,000), 23% (or $3,910,000), 5% (or $850,000), and 8% (or $1,360,000), respectively.
Messrs. Maffei and Wendling and Ms. Wilm were assigned in March 2024 a maximum bonus opportunity under the performance-based bonus program, which would be allocated to each of our company, Liberty Media, Liberty Broadband, Liberty TripAdvisor and Atlanta Braves Holdings in the same percentage as the allocation for Mr. Maffei’s target bonus opportunity (the Maximum Performance Bonus). The portion of the Maximum Performance Bonus allocated to the QVC Group program was $3,400,000, $165,000 and $300,000 for Messrs. Maffei and Wendling and Ms. Wilm, respectively (the QVC Group Maximum Performance Bonus). The QVC Group Maximum Performance Bonus amounts are up to 200% of Mr. Maffei’s target annual bonus allocated to our company under the 2019 Maffei Employment Agreement and our company’s allocable portion of up to 200% of base pay for each of Mr. Wendling and Ms. Wilm. The portion of the Maximum Performance Bonus allocated to Liberty Media, Liberty Broadband, Liberty TripAdvisor and Atlanta Braves Holdings was $18,360,000, $7,820,000, $1,700,000 and $2,720,000, respectively, for Mr. Maffei, $891,000, $379,500, $82,500 and $132,000, respectively, for Mr. Wendling and $1,620,000, $690,000, $150,000 and $240,000, respectively, for Ms. Wilm.
Each participant was entitled to receive from our company an amount (the QVC Group Maximum Individual Bonus) equal to 60% of the QVC Group Maximum Performance Bonus for that participant. The QVC Group Maximum Individual Bonus was subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of our company. Under the corollary programs of Liberty Media and the other Service Companies, each participant was entitled to receive from Liberty Media and the other Service Companies a maximum individual bonus equal to 60% of his or her Maximum Performance Bonus allocable to Liberty Media and each other Service Company subject to reduction based on a determination of the participant’s achievement of qualitative criteria established with respect to the services to be performed by the participant on behalf of Liberty Media and the other Service Companies. Our compensation committee believes this construct was appropriate in light of the amended services agreement and the fact that each participant splits his or her professional time and duties.
Each participant was entitled to receive from our company an amount (the QVC Group Maximum Corporate Bonus) equal to 40% of his or her QVC Group Maximum Performance Bonus, of which 30% would be based on a determination of the consolidated corporate performance of our company, Liberty Media and the other Service Companies and 10% would be based on corporate-level achievements. Under the corollary programs of Liberty Media and the other Service Companies, each participant was entitled to receive from Liberty Media and the other Service Companies a bonus that is 40% of each of Liberty Media’s and the other Service Companies’ allocable portion of the Maximum Performance Bonus, which were based on a determination of the consolidated corporate performance of our company, Liberty Media and the other Service Companies and a determination of corporate-level achievements.
In connection with the August 2024 change in management at Atlanta Braves Holdings, the Atlanta Braves Holdings compensation committee determined that the portion of Mr. Maffei’s and our other named executive officer’s annual bonuses allocated to Atlanta Braves Holdings would be deemed achieved at the target level of performance and that such bonus would be paid in December 2024 and our compensation committee determined that the achievement of the Corporate Performance Bonus should be based on the corporate performance of our company, Liberty Media, Liberty TripAdvisor and Liberty Broadband. In December 2024, our compensation committee, the Liberty Media compensation committee and the compensation committees of Liberty Broadband and Liberty TripAdvisor reviewed contemporaneously our respective named executive officers’ individual performance and consolidated corporate performance under each company’s program. Notwithstanding this joint effort, our compensation committee retained sole and exclusive discretion with respect to the approval of award terms and amounts payable under our bonus program.
Individual Performance Bonus. Our compensation committee reviewed the individual performance of each participant to determine the reductions that would apply to each participant’s QVC Group Maximum Individual Bonus. Our compensation committee took into account a variety of factors, without assigning a numerical weight to any single performance measure. This determination was based on reports to our Board, the observations of committee members throughout the year, executive self-evaluations and, with respect to the participants other than Mr. Maffei, the observations and input of Mr. Maffei. In evaluating the performance of each of the participants for determining the reduction that would apply to each named executive officer’s QVC Group Maximum Individual Bonus, the following performance objectives related to our company which had been assigned to each participant for 2024 were considered:
QVC GROUP, INC. / 51

EXECUTIVE COMPENSATION
GREGORY B. MAFFEI
Chairman of the Board
Performance Objectives: • Provide leadership to QVC Group to drive financial improvement • Manage debt at all levels of the capital structure; execute capital allocation strategies	• Support professional development and goals of management team, corporate development group and investor relations team • Continue development of sustainability program
BRIAN J. WENDLING
Chief Accounting Officer and Principal Financial Officer

Performance Objectives:
•
Ensure timely and accurate internal and external financial reports

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Maintain a robust control environment at the corporate and subsidiary levels

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Monitor progress of Project Athens and other initiatives and company’s transition to post Athens activities

•
Strengthen the QVC Group accounting and finance department, including transition of the SVP Controller role

•
Continue to improve cybersecurity profile and ensure successful implementation of SEC cybersecurity rules

RENEE L. WILM
Chief Legal Officer and Chief Administrative Officer

Performance Objectives:
•
Evaluate and help drive strategic opportunities and operational initiatives; provide legal support for execution of selected opportunities

•
Evaluate and help drive optimization of capital structure and liquidity solutions; provide legal and execution support for select opportunities

•
Provide legal support with regard to management of litigation, government investigations, corporate matters and compliance matters

•
Continue to refine government affairs program

•
Manage executive compensation arrangements, equity award programs and HR function

•
Develop inhouse legal talent and provide support to other departments’ professional development efforts

Following a review of the participants’ performance and a review of the time allocated to matters for our company, our compensation committee determined to pay each participant the following portion of his or her QVC Group Maximum Individual Bonus:
Name	QVC Group Maximum Individual Bonus	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$2,040,000	75.0%	$1,530,000
Brian J. Wendling	$99,000	87.5%	$86,625
Renee L. Wilm	$180,000	75.0%	$135,000
Corporate Performance Bonus. Our compensation committee then made a determination as to the portion, if any, that would be payable to each participant for his or her QVC Group Maximum Corporate Bonus, a portion of which is attributable to consolidated financial measures of the Operating Companies (as defined below) as a group and a portion of which is attributable to corporate-level achievements. In making this determination, our compensation committee reviewed forecasts of 2024 Adjusted OIBDA (as defined below), revenue and free cash flow (financial measures) for QVC, HSN, Inc.,
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Cornerstone Brands, Inc., Formula 1, Quint Events, LLC, GCI Holdings, LLC and proportionate shares of Live Nation, Charter and Tripadvisor (collectively, the Operating Companies), all of which forecasts were prepared in December 2024 and are set forth in the table below. Also set forth in the table below are the corresponding actual financial measures achieved for 2024, which deviated from our forecasts as indicated below. Although forecasted revenue, Adjusted OIBDA and free cash flow deviated from the actual result, none of the deviations would have materially affected the amounts paid under the Corporate Performance Bonus portion of the program. When the budget was prepared in March 2024, Sirius XM and Braves Holdings, LLC were considered part of the Operating Companies; however, our compensation committee and the compensation committees of Liberty Media, Liberty TripAdvisor and Liberty Broadband determined that, due to the split-off of the Sirius XM Group from Liberty Media, Sirius XM should be removed from the group of Operating Companies and that, due to the change in management at Atlanta Braves Holdings, Braves Holdings, LLC should be removed from the Operating Companies.
For purposes of the bonus program, Adjusted OIBDA is defined as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), impairments and fire related costs. Live Nation, Charter, and Tripadvisor do not report Adjusted OIBDA information. As a result, in order to determine their financial results, we used the most similar non-GAAP measures reported by each of these companies. We used Adjusted EBITDA as reported by Charter and Tripadvisor and Adjusted Operating Income, or AOI, as reported by Live Nation. For a definition of Adjusted EBITDA as defined by Charter, see Charter’s Annual Report on Form 10-K for the year ended December 31, 2024, filed on January 31, 2025. For a definition of Adjusted EBITDA as defined by Tripadvisor, see Tripadvisor’s Annual Report on Form 10-K for the year ended December 31, 2024, filed on February 20, 2025. For a definition of AOI as defined by Live Nation, see Live Nation’s Annual Report on Form 10-K for the year ended December 31, 2024, filed on February 21, 2025.
	(dollar amounts in millions)
	2024 Forecast	2024 Actual	Actual / Forecast
Revenue(1)	$39,889	$39,900	0.03%
Adjusted OIBDA(1)	$10,343	$10,288	(0.53)%
Free Cash Flow(1)(2)	$2,867	$2,702	(5.76)%

(1)
Revenue, Adjusted OIBDA and Free Cash Flow amounts represent the consolidated summation of the Operating Companies. All calculations were performed on a constant currency basis.

(2)
Defined for purposes of the bonus program as Adjusted OIBDA less all other operating and investing items on a constant currency basis.

Based on a review of the above forecasts and consideration of Operating Company performance against plan for these financial measures by the compensation committees of our company, Liberty Media, Liberty Broadband and Liberty TripAdvisor, the compensation committees determined that the financial measures relating to the Operating Companies were achieved to the extent described below:
Financial Measure	Percentage Payable
Revenue(1)	5% of a possible 10%
Adjusted OIBDA(1)	6% of a possible 10%
Free Cash Flow(1)(2)	9% of a possible 10%
Percentage payable was based on 2024 forecasted financial measures compared to 2024 budgeted financial measures, with a 7% possible payout if forecasted financial measures equaled budgeted financial measures, and a payout range of 0% to 10% if forecasted financial measures were less than or greater than budgeted financial measures. Our compensation committee then translated the achievement of these financial measures into a percentage payable (20% of a possible 30%, or 66.67%) to each participant of his or her QVC Group Maximum Corporate Bonus related to financial measures, as follows:
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Name	QVC Group Maximum Corporate Bonus Related to Financial Measures	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$1,020,000	66.67%	$680,000
Brian J. Wendling	$49,500	66.67%	$33,000
Renee L. Wilm	$90,000	66.67%	$60,000
In December 2024, our compensation committee considered combined corporate-level achievements for our company, Liberty Media and each of the other Service Companies (other than Atlanta Braves Holdings), in determining that 9% of a possible 10% of a portion of the QVC Group Maximum Corporate Bonus would be payable to each participant. In making this determination, the compensation committee considered merger and acquisition activity, investments, financings, SEC/audit compliance, litigation management and tax compliance. The achievements and percentage payable translated to the following payment for each participant:
Name	QVC Group Maximum Corporate Bonus Related to Corporate-Level Achievements	Percentage Payable	Aggregate Dollar Amount
Gregory B. Maffei	$340,000	90%	$306,000
Brian J. Wendling	$16,500	90%	$14,850
Renee L. Wilm	$30,000	90%	$27,000
Aggregate Results. The following table presents information concerning the aggregate 2024 performance-based bonus amounts payable to each named executive officer by our company (other than Mr. Rawlinson), after giving effect to the determinations described above.
Name	Individual Performance Bonus	Corporate Performance Bonus Related to Financial Measures	Corporate Performance Bonus Related to Corporate- Level Achievements	Total Bonus
Gregory B. Maffei	$1,530,000	$680,000	$306,000	$2,516,000
Brian J. Wendling	$86,625	$33,000	$14,850	$134,475
Renee L. Wilm	$135,000	$60,000	$27,000	$222,000
Our compensation committee then noted that, when combined with the total 2024 performance-based bonus amounts paid by Liberty Media and the other Service Companies (including the bonus paid by Atlanta Braves Holdings) to the overlapping named executive officers, Messrs. Maffei and Wendling and Ms. Wilm received $18,659,476, $1,344,750 and $2,220,000, respectively. For more information regarding these bonus awards, please see the “Grants of Plan-Based Awards” table below.
QVC Bonus Award.
Mr. Rawlinson’s 2024 performance-based bonus was structured to align with the 2024 performance-based bonus program established at QVC for QVC senior global officers. Pursuant to the program, Mr. Rawlinson was paid a cash bonus based 50% upon 2024 Revenue and 50% upon 2024 Adjusted OIBDA (in each case for QVC, HSN, Inc. and Cornerstone Brands, Inc.) performance on a constant currency basis. His target bonus amount was 125% of his base salary and his maximum bonus amount was 200% of his base salary, as required by the terms of his employment agreement.
For any bonus to be paid based on Revenue and Adjusted OIBDA, respectively, 2024 Revenue would need to equal or exceed $10,097.55 million and 2024 Adjusted OIBDA would need to equal or exceed $1,099.05 million. 2024 Revenue was $10,088 million, which did not exceed the threshold for receiving a bonus payment. 2024 Adjusted OIBDA was $1,145 million, which exceeded the threshold for receiving a bonus payment. As a result, Mr. Rawlinson received 0% of
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the portion of his target bonus attributable to 2024 Revenue, or $0, and 62% of the portion of his target bonus attributable to 2024 Adjusted OIBDA, or $483,171. In the aggregate, Mr. Rawlinson’s 2024 performance-based bonus equaled $483,171, or 39% of his base salary.
EQUITY INCENTIVE COMPENSATION
The 2020 incentive plan provides, and the QVC Group, Inc. 2016 Omnibus Incentive Plan, as amended (the 2016 incentive plan), before its replacement by the 2020 incentive plan, and the Liberty Interactive Corporation 2012 Incentive Plan (the QVC Group, Inc. 2012 Incentive Plan) (as amended), before its expiration, provided, for the grant of a variety of incentive awards, including stock options, restricted shares, RSUs, SARs and performance awards. Subject to share availability considerations, our compensation committee has a preference for grants of stock-based incentive awards (RSUs, restricted stock and options) as compared with cash incentive awards based on the belief that they better promote retention of key employees through the continuing, long-term nature of an equity investment. It is the policy of our compensation committee that stock options be awarded with an exercise price equal to fair market value on the date of grant, typically measured by reference to the closing price on the grant date. The 2020 incentive plan will expire on May 21, 2025.
In consultation with the compensation committees of each of Liberty Media and the other Service Companies, our compensation committee determined that each of our company, Liberty Media and the other Service Companies would grant a proportionate share of the aggregate equity grant value to each named executive officer other than Mr. Rawlinson, who receives equity awards from our company only, for their service to our company and each of Liberty Media and the other Service Companies. With respect to the awards made to Mr. Wendling and Ms. Wilm, the proportionate share for each company was determined based 50% on relative market capitalization and 50% on relative time spent by Liberty Media’s employees working for such issuer. With respect to awards made to Mr. Maffei, the 2019 Maffei Employment Agreement provides that Mr. Maffei’s aggregate annual equity award value were to be granted across Liberty Media and the Service Companies by Liberty Media’s compensation committee, our compensation committee and the compensation committees of Liberty TripAdvisor, Liberty Broadband and Atlanta Braves Holdings based on two factors, each weighted 50%: (i) the relative market capitalization of each series of stock of each company and (ii) the average of (a) the percentage allocation of time for all Liberty Media employees across all companies and (b) Mr. Maffei’s percentage allocation of time across all companies, unless a different allocation method is agreed.
Annual Equity Awards
Maffei Annual Equity Awards. The 2019 Maffei Employment Agreement provided Mr. Maffei with the opportunity to earn annual equity awards during the employment term. See “—Executive Compensation Arrangements—Gregory B. Maffei—Annual Awards” for additional information about the annual awards provided under the 2019 Maffei Employment Agreement.
When structuring the 2019 Maffei Employment Agreement, to further align Mr. Maffei’s interests with those of the other stockholders, the compensation committee structured his annual equity award grants as either option awards or performance-based restricted stock units with meaningful payout metrics determined annually. This structure was designed to provide for alignment of interests with our company’s stockholders and flexibility to the compensation committee to incent achievement of strategic objectives that may change or evolve over the term of the agreement.
The 2019 Maffei Employment Agreement provided that Mr. Maffei was entitled to receive from our company, Liberty Media and the other Service Companies in 2024 a combined target value equity award of $17.5 million comprised of time-vested stock options, performance-based restricted stock units or a combination of award types, at Mr. Maffei’s election. In 2024, our compensation committee granted performance-based RSUs to Mr. Maffei in satisfaction of our obligations under the 2019 Maffei Employment Agreement for 10% of Mr. Maffei’s aggregate annual equity award value for 2024, or $1,750,000. Our compensation committee believed that Mr. Maffei’s RSU grants should be subject to performance metrics that incentivized and rewarded Mr. Maffei for successful completion of our company’s strategic initiatives.
As a result, our compensation committee granted to Mr. Maffei 295,608 performance-based RSUs with respect to QVCGB shares (the 2024 Maffei RSUs). Our compensation committee granted to Mr. Maffei the 2024 Maffei RSUs on March 5, 2024, which would vest only upon attainment of the performance objectives described below.
Our compensation committee reviewed the financial performance of our company along with the personal performance of Mr. Maffei. Based on the compensation committee’s assessment of his individual performance against the goals
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established in connection with the performance cash bonus program and general observation of his leadership and executive performance, our compensation committee approved vesting of all of the 2024 Maffei RSUs previously granted to Mr. Maffei.
For more information regarding Mr. Maffei’s equity awards as provided in the 2019 Maffei Employment Agreement, see the “Grants of Plan-Based Awards” table below and “Executive Compensation—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards” in Liberty Media’s Definitive Proxy Statement on Schedule 14A with respect to its 2025 annual meeting of stockholders; “Executive Compensation—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards” in Liberty TripAdvisor’s Annual Report on Form 10-K/A for the year ended December 31, 2024; “Executive Compensation—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards” in Liberty Broadband’s Definitive Proxy Statement on Schedule 14A with respect to its 2025 annual meeting of stockholders; and “Executive Compensation—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Equity Incentive Compensation—Former Executives” in Atlanta Brave’s Holdings Definitive Proxy Statement on Schedule 14A with respect to its 2025 annual meeting of stockholders.
Chief Performance-based RSU Awards. Due to share consideration concerns, our compensation committee granted 98,668 and 192,523 QVCGA annual performance-based cash-settled RSUs to Mr. Wendling and Ms. Wilm, respectively, on March 5, 2024 (collectively, the 2024 Chief RSUs), which would vest subject to the satisfaction of the performance objectives described below.
Our compensation committee adopted an annual, performance-based program for payment of the 2024 Chief RSUs and reviewed each named executive officer’s performance against that performance program to determine what portion of the award would be paid. Our compensation committee reviewed the 2024 personal performance of Mr. Wendling and Ms. Wilm, including their individual performance against the goals established in connection with the performance cash bonus program and a general observation of their leadership and executive performance. Our compensation committee then approved vesting in full of the 2024 Chief RSUs previously granted to Mr. Wendling and Ms. Wilm.
QVC CEO RSUs. Pursuant to the Rawlinson Employment Agreement, Mr. Rawlinson was eligible for an annual $4 million grant of performance-based RSUs with respect to QVCGA stock. Accordingly, our compensation committee granted to Mr. Rawlinson 3,738,318 QVCGA performance-based RSUs on March 5, 2024 (the 2024 Rawlinson RSUs), which would vest subject to the satisfaction of the performance objectives described below.
Our compensation committee adopted an annual, performance-based program for payment of the 2024 Rawlinson RSUs. As set forth in the Rawlinson Employment Agreement, the number of 2024 Rawlinson RSUs that would vest was based 60% on objective performance criteria and 40% on subjective performance criteria. Regarding the objective portion of the performance-based RSUs, none of the 2024 Rawlinson RSUs would vest unless 2024 Adjusted OIBDA equaled or exceeded $1,099.05 million. For purposes of the 2024 Rawlinson RSUs, 2024 Adjusted OIBDA was defined in the same manner as the cash performance bonus program for Mr. Rawlinson. See “—Elements of 2024 Executive Compensation—2024 Performance-based Bonuses—QVC Bonus Award” above.
After review of our company’s 2024 Adjusted OIBDA results, our compensation committee determined and certified that 60% of the amount of 2024 Rawlinson RSUs related to objective performance criteria could be paid to Mr. Rawlinson. In addition, our compensation committee reviewed the personal performance self-evaluation of Mr. Rawlinson and adopted the recommendation of Mr. Maffei as to the payout of the subjective portion of the 2024 Rawlinson RSUs. Mr. Maffei recommended 100% payout of the amount of 2024 Rawlinson RSUs related to subjective performance criteria. Based on the combined subjective and objective performance criteria, our compensation committee determined to vest 76% of the 2024 Rawlinson RSUs, or 2,841,121 RSUs.
Multiyear Equity Awards
Maffei Restricted Share Award. In June 2021, pursuant to the Waiver Letter and Amendment of 2019 Maffei Employment Agreement dated June 3, 2021 between Liberty Media and Mr. Maffei (the Letter Agreement), Mr. Maffei received a grant of 1,101,321 QVCGB restricted shares, 50% of which vested on December 10, 2024 and 50% of which was scheduled to vest on the fifth anniversary of the grant date (the 2021 Maffei Restricted Share Award). Because our company and Mr. Maffei did not enter into a new arrangement governing the terms of his employment by December 15, 2024, the remaining 50% of the 2021 Maffei Restricted Share Award that were unvested at such time vested on December 31, 2024,
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per the terms of the 2021 Maffei Restricted Share Award agreement. See “Certain Relationships and Related Party Transactions—Waiver Letter and Amendment of 2019 Maffei Employment Agreement,” for more information on the 2021 Maffei Restricted Share Award.
Chief Multiyear Awards. In the past, our compensation committee has made larger stock option grants (equaling approximately three to four years’ value of the named executive officer’s annual grants) that vest between two and four years after grant, rather than making annual grants over the same period. These multiyear grants provided for delayed vesting and generally expired seven years after grant to encourage executives to remain with our company over the long-term and to better align their interests with those of the stockholders.
As part of Liberty Media’s December 2023 grant of multiyear awards, Liberty Media granted to each of Mr. Wendling and Ms. Wilm a multiyear stock option award and a multiyear RSU award, in each case, with respect to Liberty Media common stock. Our company reimbursed Liberty Media for a portion of the grant date fair value of Mr. Wendling’s and Ms. Wilm’s awards (approximately $333,832 and $651,380, respectively), which reimbursements were paid quarterly over 2024. For more information regarding the multiyear stock option awards and multiyear RSU awards Liberty Media granted to Mr. Wendling and Ms. Wilm, see the “Executive Compensation—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Equity Incentive Compensation—Multiyear Equity Awards—Chief Multiyear Awards” in Liberty Media’s Definitive Proxy Statement on Schedule 14A with respect to its 2025 annual meeting of stockholders.
QVC CEO Multiyear Awards. In line with the philosophy described in “—Chief Multiyear Awards” above, in connection with entering into, and pursuant to the terms of, the Rawlinson Employment Agreement, Mr. Rawlinson was entitled to two upfront equity awards. In August 2021, Mr. Rawlinson received a grant of options to purchase 1,185,053 QVCGA shares with an exercise price of $10.50, of which 50% vested on each of December 31, 2023 and December 31, 2024 (the 2021 Rawlinson Term Options). Such options expire on the seventh anniversary of the grant date. Also in August 2021, Mr. Rawlinson received a grant of 508,865 QVCGA RSUs, of which 13% vested on December 10, 2021, and 29% vested on each of December 10, 2022, December 10, 2023 and December 10, 2024 (the 2021 Rawlinson Term RSUs). See the “Outstanding Equity Awards at Fiscal Year-End” table below for more information about the 2021 Rawlinson Term Options.
PERQUISITES AND OTHER PERSONAL BENEFITS
The perquisites and other personal benefits available to our executives (that are not otherwise available to all of our salaried employees) consist of:
•
limited personal use of Liberty Media’s corporate aircraft (pursuant to aircraft time sharing agreements between our company and Liberty Media); and

•
occasional, personal use of Liberty Media’s apartment in New York City (pursuant to a sharing arrangement between our company and Liberty Media), which is primarily used for business purposes, and occasional, personal use of a company car and driver.

Taxable income may be incurred by our executives in connection with their receipt of perquisites and personal benefits. We have not provided gross-up payments to our executives in connection with any such taxable income incurred during the past three years.
Aircraft Usage. On occasion, and with the appropriate approvals, executives may have family members and other guests accompany them on Liberty Media’s corporate aircraft when traveling on business. Under the terms of the employment arrangements with our Chairman, our Chairman and his guests were permitted to use the corporate aircraft we share with Liberty Media for non-business purposes subject to specified limitations.
Pursuant to a February 5, 2013 letter agreement between Liberty Media and Mr. Maffei, Mr. Maffei was entitled to 120 hours in 2024 of personal flight time. During 2024, pursuant to November 11, 2015 and December 13, 2019 letter agreements between Liberty Media and Mr. Maffei, Mr. Maffei was entitled to 50 additional hours per year of personal flight time if he reimbursed Liberty Media for such usage. Mr. Maffei incurred taxable income, calculated in accordance with the SIFL rates, for all personal use of the corporate aircraft under the February 5, 2013 letter agreement. Mr. Maffei incurred taxable income at the SIFL rates minus amounts paid under time sharing agreements with Liberty Media for travel. Flights where there were no passengers on company-owned aircraft were not charged against the 120 hours of personal flight time allotted to Mr. Maffei for 2024 if the flight department determined that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would have been disadvantageous to our company due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight cost as compared to the cost of using
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company-owned aircraft. Mr. Maffei’s entitlement to personal flight time ended on December 31, 2024, in connection with Mr. Maffei stepping down from Liberty Media.
For disclosure purposes, we determine the aggregate incremental cost to our company of the executives’ personal flights by using a method that takes into account all operating costs related to such flights, including:
•
landing and parking expenses;

•
crew travel expenses;

•
supplies and catering;

•
aircraft fuel and oil expenses per hour of flight;

•
aircraft maintenance and upkeep;

•
any customs, foreign permit and similar fees; and

•
passenger ground transportation.

Because our company’s aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as salaries of pilots and crew, and purchase or lease costs of aircraft.
Pursuant to our aircraft time sharing agreements with Liberty Media, we paid Liberty Media for any costs, calculated in accordance with Part 91 of the Federal Aviation Regulations, associated with Mr. Maffei’s use of Liberty Media’s corporate aircraft for our company’s business matters along with the approved personal use of Liberty Media’s corporate aircraft that were allocable to our company. Pursuant to aircraft time sharing agreements between Liberty Media and Mr. Maffei, Mr. Maffei was responsible for reimbursing Liberty Media for costs associated with his 50 additional hours of personal flight time and such costs included the expenses listed above, insurance obtained for the specific flight and an additional charge equal to 100% of the aircraft fuel and oil expenses for the specific flight.
For purposes of determining an executive’s taxable income, personal use of Liberty Media’s aircraft was valued using a method based on SIFL rates, as published by the Treasury Department. The amount determined using the SIFL rates was typically lower than the amount determined using the incremental cost method. Under the American Jobs Creation Act of 2004, the amount we were permitted to deduct for U.S. federal income tax purposes for a purely personal flight was limited to the amount included in the taxable income of the executives who took the flight. Also, the deductibility of any non-business use was limited by Section 162(m) of the Code to the extent that the named executive officer’s compensation that is subject to that limitation exceeds $1 million. See “—Deductibility of Executive Compensation” below.
CHANGES FOR 2025
On February 27, 2025, we entered into the 2025 Rawlinson Employment Agreement, as described below. Terms defined herein are intended to be used in this “Changes for 2025” section only.
The 2025 Rawlinson Employment Agreement has a stated expiration date of December 31, 2027 (the Initial Term), which may be extended for an additional year if mutually agreed (together with the Initial Term, the Term).
Base Salary; Annual Cash Bonus. Mr. Rawlinson will receive an annual base salary of $1.75 million, retroactive to January 1, 2025. Mr. Rawlinson will be eligible to receive an annual cash bonus during each year of the Term, which annual cash bonus, at the target level of performance, will equal 200% of his annual base salary. Mr. Rawlinson’s maximum annual cash bonus will be capped at 300% of his annual base salary each year.
Retention Bonus. Mr. Rawlinson will receive a retention bonus of $2,250,000, which will be subject to repayment on a pro-rated, after-tax basis in the event Mr. Rawlinson is terminated for Cause or terminates his employment without Good Reason (each as defined in the 2025 Rawlinson Employment Agreement), in either case, prior to the end of the Initial Term.
Term Restricted Stock Units. Subject to Mr. Rawlinson’s continued employment through the date of grant (which is expected to occur in March, 2025), Mr. Rawlinson will receive a grant of restricted stock units with respect to shares of QVCGA with a grant date fair value of $6,000,000 (the Term Restricted Stock Units). The Term Restricted Stock Units will vest one-third on each of December 10, 2025, December 10, 2026, and December 10, 2027, in each case, subject to Mr. Rawlinson remaining employed by QVC Group or a subsidiary through the applicable vesting date.
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Multiyear Performance Award. Subject to Mr. Rawlinson’s continued employment through the date of grant (which is expected to occur in March, 2025), Mr. Rawlinson will receive a long-term cash award with a target grant date value equal to $15 million (the Performance Award), which can be earned and vest in three equal tranches. Vesting of the Performance Award, which can be earned between 50% and 200% of target, will be subject to the performance of the QVCGA stock price over three individual performance periods, by reference to the change in the QVCGA stock price at the beginning of the period and the end of the period, as described in more detail in the award agreement attached as an exhibit to the 2025 Rawlinson Employment Agreement, and Mr. Rawlinson remaining employed by QVC Group or a subsidiary through the date the level of achievement of the applicable performance metrics are determined (each date, a determination date).
Restrictive Covenants. Mr. Rawlinson is subject to certain restrictive covenants during and following his employment, including perpetual confidentiality provisions, non-competition and non-interference provisions during his employment and for 18 months following the termination of his employment for any reason and non-solicitation of employees provisions during his employment and for two years following the termination of his employment for any reason.
Termination. In the event Mr. Rawlinson is terminated for Cause or terminates his employment without Good Reason (each as defined in the 2025 Rawlinson Employment Agreement), he will be entitled only to his accrued base salary and any accrued vacation through the date of termination, any unpaid expense reimbursements, any vested benefits owed in accordance with other applicable plans, programs and arrangements of QVC Group and any amounts due under applicable law (the Standard Entitlements). In addition, if Mr. Rawlinson terminates his employment without Good Reason, he will be entitled to any awarded but unpaid annual bonus for the calendar year prior to the year in which the termination occurred (Prior Year Annual Bonus), subject to his execution of a release and compliance with the restrictive covenants. In each case, he will also forfeit all rights to his unvested Performance Awards and unvested Term Restricted Stock Units.
If, however, Mr. Rawlinson is terminated without Cause or if he terminates his employment for Good Reason, he will receive the Standard Entitlements and, subject to the execution of a release and compliance with the restrictive covenants, 1.5 times his base salary and his target annual bonus paid in installments over 18 months as well as any Prior Year Annual Bonus. The vesting tranche of Mr. Rawlinson’s Term Restricted Stock Units that is scheduled to vest in the calendar year of his termination, to the extent not already vested, will vest. However, if Mr. Rawlinson’s termination occurs within 12 months following an approved transaction (as such term is defined in the 2020 incentive plan), his Term Restricted Stock Units will vest in full. The vesting tranche of Mr. Rawlinson’s Performance Award that would have been paid to Mr. Rawlinson had he remained employed through the first determination date following his termination of employment will remain outstanding and eligible to be earned based on actual performance through the performance period. The vesting of the portion of Mr. Rawlinson’s Term Restricted Stock Units and Performance Awards, as described herein, will be subject, in any case, to his execution of a release and compliance with the restrictive covenants.
In the case of Mr. Rawlinson’s death or disability, the 2025 Rawlinson Employment Agreement provides for (i) payment of the Standard Entitlements, (ii) continued payment of his base salary for one year and (iii) payment of any Prior Year Annual Bonus, subject, in the case of (ii) and (iii) to the execution of a release and compliance with the restrictive covenants. In addition, any unvested Term Restricted Stock Units will vest in full and, subject to Mr. Rawlinson’s execution of a release, the vesting tranche of Mr. Rawlinson’s Performance Award that would have been paid to Mr. Rawlinson had he remained employed through the first determination date following his termination of employment will remain outstanding and eligible to be earned based on actual performance through the performance period.
If Mr. Rawlinson’s employment is terminated at or following expiration of the Term, he will receive the Standard Entitlements and, except in the case of a termination for Cause, and subject to the execution of a release and compliance with the restrictive covenants, Mr. Rawlinson will receive any Prior Year Annual Bonus and his 2027 annual bonus and last vesting tranche of his Performance Award will remain outstanding and eligible to be earned based on actual performance through the performance period.
DEDUCTIBILITY OF EXECUTIVE COMPENSATION
In developing the 2024 compensation packages for the named executive officers, the deductibility of executive compensation under Section 162(m) of the Code was considered. That provision prohibits the deduction of compensation of more than $1 million paid to certain executives, subject to certain exceptions. Following the enactment of the Tax Cuts and Jobs Act of 2017, beginning with the 2018 calendar year, the executives potentially affected by the limitations of
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Section 162(m) of the Code have been expanded and there is no longer any exception for qualified performance-based compensation. Therefore, portions of the compensation we pay to the named executive officers may not be deductible due to the application of Section 162(m) of the Code. Our compensation committee believes that the lost deduction on compensation payable in excess of the $1 million limitation for the named executive officers is not material relative to the benefit of being able to attract and retain talented management.
RECOUPMENT PROVISIONS
In August 2023, the Board of Directors approved a policy for the recovery or erroneously awarded compensation, or “clawback” policy, applicable to executive officers. The policy implements the incentive-based compensation recovery provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 as required under the Nasdaq listing standards, and requires recovery of incentive-based compensation received by current or former executive officers during the three fiscal years preceding the date it is determined that our company is required to prepare an accounting restatement, including to correct an error that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. The amount required to be recovered is the excess of the amount of incentive-based compensation received over the amount that otherwise would have been received had it been determined based on the restated financial measure. In addition, our company has maintained its recoupment provisions whereby our company may require an executive to repay or return to our company any cash, stock or other incentive compensation (including proceeds from the disposition of shares received upon exercise of options or SARs). That right will arise if (1) a material restatement of any of our financial statements is required and (2) in the reasonable judgment of our compensation committee, (A) such restatement is due to material noncompliance with any financial reporting requirement under applicable securities laws and (B) such noncompliance is a result of misconduct on the part of the executive. In determining the amount of such repayment or return, our compensation committee may take into account, among other factors it deems relevant, the extent to which the market value of the applicable series of our common stock was affected by the errors giving rise to the restatement. Under these recoupment provisions, the cash, stock or other compensation that we may require the executive to repay or return must have been received by the executive during the 12-month period beginning on the date of the first public issuance or the filing with the SEC, whichever occurs earlier, of the financial statement requiring restatement, and the compensation required to be repaid or returned will include (1) cash or company stock received by the executive (A) upon the exercise during that 12-month period of any stock appreciation right held by the executive or (B) upon the payment during that 12-month period of any incentive compensation, the value of which is determined by reference to the value of company stock, and (2) any proceeds received by the executive from the disposition during that 12-month period of company stock received by the executive upon the exercise, vesting or payment during that 12-month period of any award of equity-based incentive compensation. Additionally, beginning in December 2020, we began including in new forms of equity-based award agreements a right, in favor of our company, to require the executive to repay or return to our company, upon a reasonable determination by our compensation committee that the executive breached the confidentiality obligations included in the agreement, all or any portion of the outstanding award, any shares received under awards during the 12-month period prior to any such breach or any time after such breach and any proceeds from the disposition of shares received under awards during the 12-month period prior to any such breach or any time after such breach.
STOCK OWNERSHIP GUIDELINES AND HEDGING POLICIES
Our Board of Directors previously had adopted stock ownership guidelines that generally required our executive officers to own shares of our company’s stock equal to at least three times the value of the annual performance RSUs granted by our company to such executive officer. Our executive officers had five years from the date of their appointment to an executive officer role to comply with these guidelines. In December 2023, due to share availability concerns and the expectation that the majority of our company’s future incentive awards will be settled in cash, our Board of Directors eliminated these stock holding guidelines. For information regarding our policies with respect to the ability of our officers and directors to hedge or offset any decrease in the market value of our equity securities, see “Security Ownership of Certain Beneficial Owners and Management—Hedging Disclosure.”
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The compensation committee members whose names appear on the Compensation Committee Report below comprised the compensation committee during 2024. No member of our compensation committee during 2024 is or has been an officer or employee of our company, or has engaged in any related party transaction during 2024 in which our company was a participant.
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COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” included under “Executive Compensation” above. Based on such review and discussions, the compensation committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this proxy statement.
Submitted by the Members of the Compensation Committee
M. Ian Gilchrist
Larry E. Romrell
Andrea L. Wong
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EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Name and Principal Position (as of 12/31/24)	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)(5)(6)	Total ($)
Gregory B. Maffei Chairman of the Board	2024	300,000	—	1,480,996	—	2,516,000	126,056(7)(8)	4,423,052
	2023	330,000	—	1,942,628	—	2,767,600	73,182(7)(8)	5,113,410
	2022	390,000	—	1,617,997	—	2,442,050	241,534(7)(8)	4,691,581
David Rawlinson II President and Chief Executive Officer	2024	1,250,000	—	4,598,131	—	483,171	1,710	6,333,012
	2023	1,250,000	—	2,822,430	—	1,071,974	2,250	5,146,654
	2022	1,250,000	—	2,926,974	—	781,250	1,530	4,959,754
Brian J. Wendling Chief Accounting Officer and Principal Financial Officer	2024	156,750	—	121,362	—	134,475	8,003	420,590
	2023	143,204	—	68,356	—	111,341	7,837	330,738
	2022	123,986	—	82,228	—	113,231	6,624	326,069
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	2024	45,000	—	236,803	—	222,000	769	504,572
	2023	132,300	—	123,482	—	225,572	3,818	485,172
	2022	124,811	—	148,542	—	229,369	3,519	506,241

(1)
Represents, for Mr. Maffei, only that portion of his base salary that was allocated to our company under the amended services agreement in connection with the 2019 Maffei Employment Agreement. For Mr. Wendling and Ms. Wilm, the amounts set forth in the table reflect compensation paid by Liberty Media but allocable to our company under the amended services agreement. For a description of the allocation of Messrs. Maffei’s and Wendling’s and Ms. Wilm’s base salaries among Liberty Media, our company and the other Service Companies, see “—Compensation Discussion and Analysis—Services Agreement” above and “—Executive Compensation Arrangements—Gregory B. Maffei—2019 Maffei Employment Agreement” below. For Mr. Rawlinson, the amounts set forth in the table represent the base salary paid directly by QVC with respect to the entire year.

(2)
Reflects, as applicable, the grant date fair value of the RSUs granted to our named executive officers during 2024, 2023, and 2022. The table reflects the grant date fair value of the 2024 Maffei RSUs, the 2024 Rawlinson RSUs, the 2024 Chief RSUs, and performance-based RSUs granted to Messrs. Maffei, Rawlinson and Wendling and Ms. Wilm in 2023 and 2022. A maximum payout equal to 1.5 times the target number of 2024 Maffei RSUs and the RSUs granted to Mr. Maffei in 2023 and 2022, or $2.221 million, $2.914 million and, $2.427 million, respectively, of grant value was established. The grant date fair value of these awards has been computed in accordance with FASB ASC Topic 718, but (pursuant to SEC regulations) without reduction for estimated forfeitures. For a description of the assumptions applied in these calculations, see Note 11 to our consolidated financial statements for the year ended December 31, 2024 (which are included in the 2024 Form 10-K).

(3)
Represents each named executive officer’s annual performance-based bonus.

(4)
The Liberty Media 401(k) Savings Plan provides employees with an opportunity to save for retirement. The Liberty Media 401(k) Savings Plan participants may contribute up to 75% of their eligible compensation on a pre-tax basis to the plan and an additional 10% of their eligible compensation on an after-tax basis (subject to specified maximums and IRS limits), and Liberty Media contributed a matching contribution that vests based upon the participants’ years of service and is based on the participants’ own contributions up to the maximum matching contribution set forth in the plan. Our company reimburses Liberty Media under the services agreement for our allocable portion of the matching contribution for all of the named executive officers other than Mr. Rawlinson. Participant contributions to the Liberty Media 401(k) Savings Plan are fully vested upon contribution.

Generally, participants acquire a vested right in our matching contributions as follows:
Years of Service	Vesting Percentage
Less than 1	0%
1 – 2	33%
2 – 3	66%
3 or more	100%
Included in this column are the matching contributions made by Liberty Media on behalf of each of the named executive officers to the Liberty Media 401(k) Savings Plan and allocated to our company under the services agreement. Mr. Rawlinson did not participate in QVC’s 401(k) savings plan in 2024, 2023 or 2022 and therefore did not receive a matching contribution.
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	Amounts ($)
Name	2024	2023	2022
Gregory B. Maffei	3,450	3,630	3,965
Brian J. Wendling	6,555	7,260	6,100
Renee L. Wilm	690	3,630	3,331
With respect to these matching contributions, all of our named executive officers are fully vested.
(5)
Included in this column are the following life insurance premiums paid by Liberty Media (with the exception of Mr. Rawlinson, whose life insurance premiums are paid by QVC), on behalf of each of the named executive officers and allocated to our company under the services agreement.

	Amounts ($)
Name	2024	2023	2022
Gregory B. Maffei	753	828	978
David Rawlinson II	1,710	2,250	1,530
Brian J. Wendling	498	577	524
Renee L. Wilm	79	188	188

(6)
Liberty Media makes available to our personnel, including our named executive officers, tickets to various sporting events with no aggregate incremental cost attributable to any single person.

From time to time, with the approval of the Chairman of the Board, our named executive officers were permitted to use a portion of our NetJets contract for personal use, provided they reimburse Liberty Media for costs associated therewith.
(7)
Includes the following:

	Amounts ($)
	2024	2023	2022
Compensation related to personal use of corporate aircraft(a)	121,008	67,294	234,833

(a)
Calculated based on aggregate incremental cost of such usage to our company.

(8)
Liberty Media owns an apartment in New York City which is primarily used for business purposes. Mr. Maffei occasionally used this apartment for personal reasons during the years indicated above. From time to time, we pay the cost of miscellaneous shipping and catering expenses for Mr. Maffei.

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EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION ARRANGEMENTS
GREGORY B. MAFFEI
2019 Maffei Employment Agreement
Liberty Media entered into the 2019 Maffei Employment Agreement with Mr. Maffei, effective December 13, 2019, which covered the terms of Mr. Maffei’s employment during the five year employment term beginning January 1, 2020, which ended December 31, 2024, with an annual base salary of $3 million (with no contracted increase), an annual target cash performance bonus equal to $17 million (with payment subject to the achievement of one or more performance metrics as determined by the applicable company’s compensation committee with respect to its allocable portion), upfront equity awards (with an aggregate grant date fair value of $90 million to be granted in two equal tranches) and annual equity awards with an aggregate target grant date fair value of $17.5 million. Although Mr. Maffei would have been entitled to certain severance benefits and the vesting of certain equity awards in connection with certain terminations of employment that occurred during the term of the 2019 Maffei Employment Agreement, Mr. Maffei was not entitled to, and did not receive, severance in connection with stepping down from Liberty Media, effective following the close of business on December 31, 2024 at the end of the term of the 2019 Maffei Employment Agreement.
Maffei Term Equity Awards
On December 13, 2019, in connection with the execution of the 2019 Maffei Employment Agreement, Mr. Maffei became entitled to receive term equity awards with an aggregate grant date fair value of $90 million (the Upfront Awards) which were granted in two equal tranches. The first tranche consisted of time-vested stock options from each of our company, Liberty Media, Liberty Broadband and GCI Liberty (a Service Company in 2019 and 2020) and time-vested restricted stock units from Liberty TripAdvisor that vested, in each case, on December 31, 2023 (except Liberty TripAdvisor’s award of time-vested restricted stock units, which vested on December 15, 2023). QVC Group’s portion of the Upfront Awards granted in December 2019 consisted of stock options to purchase 2,133,697 QVCGA shares, with a term of seven years.
The second tranche of the Upfront Awards was granted in December 2020 and consisted of time-vested stock options from each of our company, Liberty Media, Liberty Broadband and GCI Liberty and time-vested restricted stock units from Liberty TripAdvisor. The Upfront Awards granted in December 2020 vested, in each case, on December 31, 2024 (except Liberty TripAdvisor’s award of time-vested restricted stock units, which vested on December 7, 2024). QVC Group’s portion of the Upfront Awards granted in December 2020 consisted of stock options to purchase 1,190,529 QVCGA shares, with a term of seven years (the 2020 Maffei Term Options).
Annual Awards
Pursuant to the 2019 Maffei Employment Agreement, the aggregate grant date fair value of Mr. Maffei’s annual equity awards was $17.5 million for each year during the term of the 2019 Maffei Employment Agreement and was comprised of awards of time-vested stock options (the Annual Options), performance-based restricted stock units (Annual Performance RSUs) or a combination of award types, at Mr. Maffei’s election, allocable across our company, Liberty Media and each of the other Service Companies (collectively, the Annual Awards). Vesting of any Annual Performance RSUs was subject to the achievement of one or more performance metrics to be approved by our compensation committee and the compensation committee of Liberty Media or the applicable Service Company with respect to its allocable portion of the Annual Performance RSUs. For a description of Mr. Maffei’s Annual Awards, see “—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards.”
Aircraft Usage
Pursuant to a February 5, 2013 letter agreement between Mr. Maffei and Liberty Media, Mr. Maffei was entitled to 120 hours in 2024 of personal flight time. During 2024, pursuant to the November 11, 2015 and December 13, 2019 letter agreements between Liberty Media and Mr. Maffei, Mr. Maffei was entitled to 50 additional hours per year of personal flight time if he reimbursed us for such usage. Mr. Maffei incurred taxable income, calculated in accordance with the SIFL value, for all personal use of corporate aircraft under the February 5, 2013 letter agreement. Mr. Maffei incurred taxable income at the SIFL rates minus amounts paid under time sharing agreements with Liberty Media. Pursuant to aircraft time sharing agreements between Liberty Media and QVC Group, we paid Liberty Media for any costs, calculated in accordance
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with Part 91 of the Federal Aviation regulations associated with Mr. Maffei using the corporate aircraft that were allocable to us. We reimbursed Liberty Media for Mr. Maffei’s use of the corporate aircraft for our business, and we also reimbursed Liberty Media for Mr. Maffei’s personal use of the corporate aircraft. Pursuant to the aircraft time sharing agreements between Liberty Media and Mr. Maffei, Mr. Maffei reimbursed Liberty Media for costs associated with his up to 50 hours of personal use of the corporate aircraft under the November 11, 2015 and December 13, 2019 letter agreements. Flights where there were no passengers on company-owned aircraft were not charged against the 120 hours of personal flight time per year allotted to Mr. Maffei for 2024 if the flight department determined that the use of a NetJets, Inc. supplied aircraft for a proposed personal flight would have been disadvantageous to Liberty Media due to (i) use of budgeted hours under the then current Liberty Media fractional ownership contract with NetJets, Inc. or (ii) higher flight cost as compared to the cost of using company owned aircraft. Mr. Maffei’s entitlement to personal flight time ended on December 31, 2024, in connection with Mr. Maffei stepping down from Liberty Media.
DAVID RAWLINSON II
Rawlinson Employment Agreement
We entered into the Rawlinson Employment Agreement with David Rawlinson II, effective July 12, 2021, which provided for a three year and five months term commencing on August 1, 2021 and ending on December 31, 2024, with an annual base salary of $1.25 million and a one-time cash signing bonus of $1.4 million. On December 27, 2024, we entered into a letter agreement with Mr. Rawlinson that extended the term of his employment with our company under the Rawlinson Employment Agreement through February 28, 2025 (subject to any further extension that may be agreed to by our company and Mr. Rawlinson) while a new employment arrangement with Mr. Rawlinson is negotiated. As described above in “—Changes for 2025”, we entered into the 2025 Rawlinson Agreement which governs the terms of his employment as of February 27, 2025.
Rawlinson Annual Cash Performance Bonus
Pursuant to the Rawlinson Employment Agreement, for each of 2021 (on a pro-rated basis for the portion of the year following his start date), 2022, 2023 and 2024, Mr. Rawlinson was eligible to receive an annual target cash performance bonus equal to 125% of his annual base salary, with a maximum annual cash performance bonus capped at 200% of his annual base salary.
Rawlinson Term Equity Awards
In connection with the execution of the Rawlinson Employment Agreement, Mr. Rawlinson received term equity awards (the 2021 Rawlinson Term Options and 2021 Rawlinson Term RSUs, both as discussed above and combined, the Rawlinson term awards). The 2021 Rawlinson Term Options consisted of time-vested stock options that vested 50% on each of December 31, 2023 and December 31, 2024. These stock options provide Mr. Rawlinson with the option to purchase 1,185,053 QVCGA shares. The 2021 Rawlinson Term RSUs consisted of time-vested restricted stock units, of which 13% vested on December 10, 2021, and 29% vested on each of December 10, 2022, December 10, 2023 and December 10, 2024. This award consisted of 508,865 QVCGA restricted stock units.
Rawlinson Annual Equity Awards
Pursuant to the Rawlinson Employment Agreement, Mr. Rawlinson was eligible to receive an annual $4 million grant of performance-based restricted stock units with respect to QVCGA shares for each of 2021 (on a pro-rated basis for the portion of the year following his start date), 2022, 2023 and 2024 (the Rawlinson annual performance RSUs). Vesting of the Rawlinson annual performance RSUs was subject to the achievement of one or more performance metrics approved by our compensation committee. For additional information on the Rawlinson annual performance RSUs received in 2024, see “—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—QVC CEO RSUs” above.
Termination Payments and Benefits
Under the Rawlinson Employment Agreement, upon a termination of Mr. Rawlinson’s employment for any reason, he would have been entitled to his accrued base salary and any accrued vacation through the date of termination, any unpaid expense reimbursements, any vested benefits owed in accordance with other applicable plans, programs and arrangements and any amounts due under applicable law (the standard entitlements). Subject to Mr. Rawlinson’s
QVC GROUP, INC. / 65

EXECUTIVE COMPENSATION
execution of a release in our favor with the procedures set forth in the Rawlinson Employment Agreement and his compliance with restrictive covenants, including perpetual confidentiality provisions, non-competition and non-interference provisions for 18 months following the termination of his employment and non-solicitation of employees provisions for 2 years following the termination of his employment, Mr. Rawlinson would have also been entitled to the following payments and benefits if his employment were terminated on December 31, 2024 under the circumstances described below.
Termination without Cause or for Good Reason
If Mr. Rawlinson’s employment had been terminated without cause (as defined in the Rawlinson Employment Agreement) or if Mr. Rawlinson terminated his employment for good reason (as defined in the Rawlinson Employment Agreement), in addition to the standard entitlements, Mr. Rawlinson would have been entitled to (i) a severance payment of one-and-a-half times the sum of his base salary and his target annual performance bonus, to be paid in equal installments over 24 months and (ii) any awarded but unpaid bonus for the calendar year prior to the year in which his termination occurs. Any unvested Rawlinson term awards would have vested pro-rata on a tranche-by-tranche basis based on the number of days that elapsed from August 1, 2021 through his termination date, plus 365 days, and the stock option portion of the awards would have remained exercisable for 90 days following termination. The Rawlinson annual performance RSUs relating to the year in which Mr. Rawlinson’s termination occurs would have vested to the extent our compensation committee determined that the performance criteria were met, and Mr. Rawlinson would have received a pro-rata portion thereof based on the number of days he was employed during the year of his termination. If Mr. Rawlinson’s employment had been terminated without cause or if he terminated his employment for good reason 12 months following an approved transaction (as defined in the 2020 incentive plan), any unvested Rawlinson term awards and Rawlinson annual performance RSUs would have vested in full.
Termination by Reason of Death or Disability
In the event of Mr. Rawlinson’s death or disability, in addition to the standard entitlements, Mr. Rawlinson (or in the event of his death, his designated beneficiary or estate) would have been entitled to receive (i) continued payment of his base salary for one year and (ii) any awarded but unpaid bonus for the calendar year prior to the year in which his termination occurs. In addition, any unvested Rawlinson term awards and Rawlinson annual performance RSUs would have vested in in full. The stock option portion of Mr. Rawlinson’s term awards would remain exercisable for a one-year period.
Termination for Cause or Voluntary Termination without Good Reason
The Rawlinson Employment Agreement provided that, in the event Mr. Rawlinson had been terminated for cause (as defined in the Rawlinson Employment Agreement) or Mr. Rawlinson terminated his employment without good reason (as defined in the Rawlinson Employment Agreement), he would have been entitled only to the standard entitlements. In each case, Mr. Rawlinson would have forfeited all rights to his unvested Rawlinson annul performance RSUs. If Mr. Rawlinson’s employment had been terminated for cause, he would forfeit any vested stock options granted as part of the Rawlinson term awards. If Mr. Rawlinson terminated his employment without good reason, any vested stock options granted as part of the Rawlinson term awards would remain exercisable for 90 days and he would have been entitled to any awarded but unpaid bonus for the calendar year prior to the year in which his termination occurred.
EQUITY INCENTIVE PLANS
The 2020 incentive plan is administered by the compensation committee of our Board of Directors with regard to all awards granted under the 2020 incentive plan (other than awards granted to the nonemployee directors), and the compensation committee has full power and authority to determine the terms and conditions of such awards. The 2020 incentive plan is administered by the full Board of Directors with regard to all awards granted under the 2020 incentive plan to nonemployee directors, and the full Board of Directors has full power and authority to determine the terms and conditions of such awards. The 2020 incentive plan will expire on May 21, 2025. The 2020 incentive plan was designed to provide additional remuneration to officers, employees, nonemployee directors and independent contractors for service to our company and to encourage those persons’ investment in our company. Non-qualified stock options, SARs, restricted shares, restricted stock units, cash awards, performance awards or any combination of the foregoing (collectively, incentive plan awards) were available for grant under the 2020 incentive plan.
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As of December 31, 2024, (i) the maximum number of shares of our common stock with respect to which incentive plan awards may be issued under the 2020 incentive plan was 51,392,900 subject to anti-dilution and other adjustment provisions of the 2020 incentive plan and (ii) no nonemployee director could be granted during any calendar year incentive plan awards having a value (as determined on the grant date of such award) in excess of $1 million. Shares of our common stock issuable pursuant to incentive plan awards made under the incentive plans were made available from either authorized but unissued shares or shares that have been issued but reacquired by our company.
PAY RATIO INFORMATION
We are providing the following information about the relationship of the median annual total compensation of our employees and the total compensation of Mr. Rawlinson, our chief executive officer on December 31, 2024, pursuant to the SEC’s pay ratio disclosure rules set forth in Item 402(u) of Regulation S-K. We believe our pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules. However, because these rules provide flexibility in determining the methodology, assumptions and estimates used to determine pay ratios and the fact that workforce composition issues differ significantly between companies, our pay ratio may not be comparable to the pay ratios reported by other companies.
To identify our median employee, we first determined our employee population as of December 31, 2024, which consisted of employees located in the U.S., China, Germany, Italy, Japan, Poland and the United Kingdom, representing all full-time, part-time, seasonal and temporary employees employed by our company and our consolidated subsidiaries, QVC, Cornerstone Brands, Inc. and HSN, Inc., on that date. As is typical for a retail company, a significant portion of our employee population works in call centers, warehouses and distribution centers operated by our subsidiaries. Using information from our payroll records and Form W-2s (or its equivalent for non-U.S. employees), we then measured each employee’s gross wages for calendar year 2024, consisting of base salary, commissions, actual bonus payments, long-term incentive cash payments, if any, realized equity award value and taxable fringe benefits. We did not annualize the compensation of employees who were new hires or took a leave of absence in 2024. Also, we did not annualize the compensation of our temporary or seasonal employees. In addition, we did not make any cost-of-living adjustments to the gross wages information.
Once we identified our median employee, we then determined the median employee’s total compensation, including any perquisites and other benefits, in the same manner that we determined the total compensation of our named executive officers for purposes of the Summary Compensation Table above.
The ratio of our chief executive officer’s total annual compensation to that of the median employee was as follows:
Chief Executive Officer Total Annual Compensation	$6,333,012
Median Employee Total Annual Compensation	$39,890
Ratio of Chief Executive Officer to Median Employee Total Annual Compensation	159:1
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GRANTS OF PLAN-BASED AWARDS
The following table contains information regarding plan-based incentive awards granted during the year ended December 31, 2024 to the named executive officers.
		Estimated Future Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)(2)	Target (#)(2)	Maximum (#)(3)
Gregory B. Maffei
	03/05/2024(4)	—	1,700,000	3,400,000	—	—	—	—	—	—	—
QVCGB	03/05/2024(5)	—	—	—	—	295,608	443,412	—	—	—	1,480,996
David Rawlinson II
	03/05/2024(4)	—	1,562,500	2,500,000	—	—	—	—	—	—	—
QVCGA	03/05/2024(5)	—	—	—	—	3,738,318	—	—	—	—	4,598,131
Brian J. Wendling
	03/05/2024(4)	—	82,500	165,000	—	—	—	—	—	—	—
Cash-Settled RSU (QVCGA)	03/05/2024(5)	—	—	—	—	98,668	—	—	—	—	121,362
Renee L. Wilm
	03/05/2024(4)	—	150,000	300,000	—	—	—	—	—	—	—
Cash-Settled RSU (QVCGA)	03/05/2024(5)	—	—	—	—	192,523	—	—	—	—	236,803

(1)
Our 2024 performance-based bonus program does not provide for a threshold bonus amount. The amounts in the Target column represent the target amount that would have been payable to each named executive officer upon satisfaction of the performance criteria under the 2024 performance-based bonus program. For Messrs. Maffei, Rawlinson and Wendling and Ms. Wilm, the amounts in the Maximum column represent the maximum amount that could have been payable to each named executive officer. For the actual bonuses paid by our company and QVC, as applicable, see the amounts included for 2024 in the column entitled Non-Equity Incentive Plan Compensation in the “Summary Compensation Table” above.

(2)
The terms of the 2024 Maffei RSUs, the 2024 Rawlinson RSUs and the 2024 Chief RSUs do not provide for a threshold amount that would be payable upon satisfaction of the performance criteria established by the compensation committee. With respect to the 2024 Maffei RSUs, the amount in the Target column represents the target amount that would have been payable to Mr. Maffei assuming achievement of the target performance goals. With respect to the 2024 Rawlinson RSUs and the 2024 Chief RSUs, the amounts in the Target column represent the target amount that would have been payable to the named executive officer assuming (x) achievement of the performance goals was attained and (y) our compensation committee determined not to reduce such payout after considering the criteria established by our compensation committee in March 2024. For the actual 2024 Maffei RSUs, 2024 Rawlinson RSUs and 2024 Chief RSUs that vested, see “—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards.”

(3)
With respect to the 2024 Maffei RSUs, the amount in the Maximum column represents the maximum amount that would have been payable assuming maximum achievement of the performance goals. For the actual 2024 Maffei RSUs that vested, see “—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards.”

(4)
Reflects the date on which our compensation committee established the terms of the 2024 performance-based bonus program, as described under “—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—2024 Performance-based Bonuses—Overview.”

(5)
Reflects the date on which our compensation committee established the terms of the 2024 Maffei RSUs, the 2024 Rawlinson RSUs and the 2024 Chief RSUs, as described under “—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards.”

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OPTION GRANT PRACTICES
We do not grant options in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information based on option grant dates or for the purpose of affecting the value of executive compensation. In addition, we do not take material nonpublic information into account when determining the timing and terms of such options. Although we do not have a formal policy with respect to the timing of our option grants, our compensation committee has historically granted such options on a predetermined annual schedule. We did not make any option grants in 2024.
QVC GROUP, INC. / 69

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table contains information regarding unexercised options and unvested RSUs which were outstanding as of December 31, 2024 and held by the named executive officers.
	Option awards					Stock awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Gregory B. Maffei
Option Awards
QVCGA	4,422,819	—	—	3.98	12/15/2026	—	—	—	—
QVCGA	1,309,581	—	—	8.84	12/10/2027	—	—	—	—
QVCGB	360,087	—	—	13.49	03/05/2025	—	—	—	—
QVCGB	46,671	—	—	8.76	03/06/2026	—	—	—	—
RSU Award
QVCGB	—	—	—	—	—	—	—	295,608(1)	854,307
David Rawlinson II
Option Award
QVCGA	1,333,184	—	—	8.98	08/18/2028	—	—	—	—
RSU Award
QVCGA	—	—	—	—	—	—	—	3,738,318(1)	1,233,645
Brian J. Wendling
Option Award
QVCGA	72,866	—	—	8.84	12/10/2027	—	—	—	—
RSU Award
QVCGA	—	—	—	—	—	—	—	98,668(1)	32,560
Renee L. Wilm
Option Awards
QVCGA	634,624	—	—	4.99	11/13/2026	—	—	—	—
QVCGA	35,445	—	—	8.84	12/10/2027	—	—	—	—
RSU Award
QVCGA	—	—	—	—	—	—	—	192,523(1)	63,533

(1)
Represents the target number of 2024 Maffei RSUs, 2024 Rawlinson RSUs and 2024 Chief RSUs that our named executive officers could earn based on our performance in 2024.

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EXECUTIVE COMPENSATION
OPTION EXERCISES AND STOCK VESTED
The following table sets forth information concerning the vesting of RSUs and restricted shares held by our named executive officers during the year ended December 31, 2024. None of our named executive officers exercised any options during the year ended December 31, 2024.
	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)(1)	Value realized on vesting ($)
Gregory B. Maffei
QVCGA	—	—	—	—
QVCGB	—	—	1,453,885	5,096,497
QVCGP	—	—	—	—
David Rawlinson II
QVCGA	—	—	1,680,282	2,123,761
QVCGB	—	—	—	—
QVCGP	—	—	—	—
Brian J. Wendling
QVCGA	—	—	45,269	61,113
QVCGB	—	—	—	—
QVCGP	—	—	—	—
Renee L. Wilm
QVCGA	—	—	81,776	110,398
QVCGB	—	—	—	—
QVCGP	—	—	—	—

(1)
Includes shares withheld in payment of withholding taxes at election of holder.

QVC GROUP, INC. / 71

EXECUTIVE COMPENSATION
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
MR. MAFFEI
Because Mr. Maffei stepped down from his role as Liberty Media’s Chief Executive Officer as of December 31, 2024, at the end of the term of his employment, Mr. Maffei did not receive, nor is he eligible to receive, any severance payments in connection with stepping down; however, under the 2019 Maffei Employment Agreement, Mr. Maffei’s 2024 Maffei RSUs remained outstanding and eligible to vest to the extent the compensation committee determined that the performance criteria were met. As described above in “—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards,” our compensation committee vested all of the 2024 Maffei RSUs, which, based on the closing market price on December 31, 2024 for our QVCGB common stock, which was $2.89, the 2024 Maffei RSUs had a value of $854,307. In addition, as described above, because our company and Mr. Maffei did not enter into a new arrangement governing the terms of his employment by December 15, 2024, the remaining 50% of the 2021 Maffei Restricted Share Award vested on December 31, 2024, per the terms of the 2021 Maffei Restricted Share Award agreement, which, based on the closing market price on December 31, 2024 for our QVCGB common stock had a value of $1,591,410.
OUR COMPANY’S OTHER NAMED EXECUTIVE OFFICERS
The following table sets forth the potential payments to our named executive officers, other than Mr. Maffei, if their employment had terminated or a change in control had occurred, in each case, as of December 31, 2024, which was the last day of our last completed fiscal year. In the event of such a termination or change in control, the actual amounts may be different due to various factors. In addition, we may enter into new arrangements or modify these arrangements from time to time.
The amounts provided in the table are based on the closing market price on December 31, 2024 for our QVCGA common stock, which was $0.33. All outstanding option awards held by the named executive officers, whether vested or unvested, had an exercise price that was more than the closing market price of our QVCGA common stock on December 31, 2024, and therefore have been excluded from the table below. The value of the RSUs shown in the table is based on the applicable closing market price and the number of unvested RSUs that would have vested in the applicable termination scenario according to the terms of the applicable award.
Each of our named executive officers has received awards and payments under the incentive plans. Additionally, Mr. Rawlinson would have been entitled to certain payments and acceleration rights upon termination under the Rawlinson Employment Agreement.
The circumstances giving rise to these potential payments and a brief summary of the provisions governing their payout are described below and in the footnotes to the table (other than those described under “—Executive Compensation Arrangements—David Rawlinson II—Termination Payments and Benefits,” which are incorporated by reference herein):
VOLUNTARY TERMINATION
Each of the named executive officers holds equity awards that were issued under our incentive plans. Under these plans and the related award agreements, in the event of a voluntary termination of his or her employment with our company for any reason, each named executive officer would typically only have a right to the equity grants that vested prior to his or her termination date. Mr. Rawlinson would have forfeited all rights to his unvested 2024 Rawlinson RSUs upon a voluntary termination without good reason as of December 31, 2024. Mr. Rawlinson’s additional severance payments and benefits are described above in “—Executive Compensation Arrangements—David Rawlinson II—Termination Payments and Benefits—Termination for Cause or Voluntary Termination without Good Reason.” Mr. Wendling and Ms. Wilm are not entitled to any severance payments or other benefits upon a voluntary termination of his or her employment.
TERMINATION FOR CAUSE
All outstanding equity grants constituting options, whether unvested or vested but not yet exercised, and all equity grants constituting unvested RSUs under the incentive plans would be forfeited by any named executive officer who is terminated
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EXECUTIVE COMPENSATION
for “cause”. Unless there is a different definition in the applicable award agreement, each of the 2012 incentive plan, 2016 incentive plan and 2020 incentive plan, define “cause” as insubordination, dishonesty, incompetence, moral turpitude, other misconduct of any kind and the refusal to perform duties and responsibilities for any reason other than illness or incapacity; provided that, if such termination is within 12 months after a change in control (as described below), “cause” means a felony conviction for fraud, misappropriation or embezzlement. With respect to Mr. Rawlinson’s equity grants, “cause,” as defined in his employment agreement, means (i) Mr. Rawlinson’s material breach of his employment agreement, (ii) Mr. Rawlinson’s engagement in illegal conduct or misconduct, which, in each case, is materially injurious to our company, (iii) the commission by Mr. Rawlinson of fraud or embezzlement or other serious misconduct against our company, (iv) the conviction of, or plea of nolo contendere by, Mr. Rawlinson of any felony, or (v) the conviction of Mr. Rawlinson of a misdemeanor which conviction relates to Mr. Rawlinson’s suitability for employment in his then-current positions (excluding any conviction for minor traffic violations).
TERMINATION WITHOUT CAUSE OR FOR GOOD REASON
Upon a termination without cause or by Mr. Rawlinson for good reason as of December 31, 2024, the 2024 Rawlinson RSUs would have remained outstanding and vested to the extent the compensation committee determined that the performance criteria were met. Mr. Rawlinson would also have been entitled to severance pay and benefits from our company upon a termination without cause or by him for good reason as of December 31, 2024. These additional severance payments and benefits are described above in “—Executive Compensation Arrangements—David Rawlinson II—Termination Payments and Benefits—Termination without Cause or for Good Reason.”
As of December 31, 2024, Mr. Wendling’s and Ms. Wilm’s only unvested equity awards were their 2024 Chief RSUs. Upon a termination without cause as of December 31, 2024, the 2024 Chief RSUs held by these officers would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. Neither Mr. Wendling nor Ms. Wilm is entitled to any severance pay or other benefits upon a termination without cause.
DEATH
In the event of death of any of the named executive officers, the incentive plans and applicable award agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any restricted share or RSU awards. Mr. Rawlinson would also have been entitled to certain payments and other benefits if he died while employed by our company as of December 31, 2024, as described above in “—Executive Compensation Arrangements—David Rawlinson II—Termination Payments and Benefits—Termination by Reason of Death or Disability.”
No amounts are shown for payments pursuant to life insurance policies, which Liberty Media makes available to all of its employees, including Mr. Wendling and Ms. Wilm in their capacity as named executive officers of QVC Group, and which QVC Group makes available to Mr. Rawlinson.
DISABILITY
If the employment of any of the named executive officers had been terminated due to disability, which is defined in the incentive plans or applicable award agreements, such plans or agreements would have provided for vesting of any outstanding options and the lapse of restrictions on any restricted share or RSU awards. Mr. Rawlinson would also have been entitled to certain payments and other benefits upon a termination of his employment due to disability as of December 31, 2024, as described above in “—Executive Compensation Arrangements—David Rawlinson II—Termination Payments and Benefits—Termination by Reason of Death or Disability.”
No amounts are shown for payments pursuant to short-term and long-term disability policies, which Liberty Media makes available to all of its employees, including Mr. Wendling and Ms. Wilm in their capacity as named executive officers of QVC Group, and which QVC Group makes available to Mr. Rawlinson.
CHANGE IN CONTROL
In case of a change in control, the incentive plans provide for vesting of any outstanding options and the lapse of restrictions on any RSU or restricted share awards held by the named executive officers. A change in control is generally defined as:
QVC GROUP, INC. / 73

EXECUTIVE COMPENSATION
•
The acquisition by a non-exempt person (as defined in the incentive plans) of beneficial ownership of at least 20% of the combined voting power of the then outstanding shares of our company ordinarily having the right to vote in the election of directors, other than pursuant to a transaction approved by our Board of Directors.

•
The individuals constituting our Board of Directors over any two consecutive years cease to constitute at least a majority of the Board, subject to certain exceptions that permit the Board to approve new members by approval of at least two-thirds of the remaining directors.

•
Any merger, consolidation or binding share exchange that causes the persons who were common stockholders of our company immediately prior thereto to lose their proportionate interest in the common stock or voting power of the successor or to have less than a majority of the combined voting power of the then outstanding shares ordinarily having the right to vote in the election of directors, the sale of substantially all of the assets of our company or the dissolution of our company.

In the case of a change in control described in the last bullet point, our compensation committee may determine not to accelerate the existing equity awards of the named executive officers if equivalent awards will be substituted for the existing awards. For purposes of the tabular presentation below, we have assumed that our named executive officers’ existing unvested equity awards would vest in the case of a change in control described in the last bullet.
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EXECUTIVE COMPENSATION
BENEFITS PAYABLE UPON TERMINATION OR CHANGE IN CONTROL
Name	Voluntary Termination Without Good Reason ($)	Termination for Cause ($)	Termination Without Cause or for Good Reason ($)	Death ($)	Disability ($)	After a Change in Control ($)
David Rawlinson II
Base Compensation Continuing Payment	—	—	—	1,250,000(1)	1,250,000(1)	—
Severance	—	—	4,218,750(2)	—	—	—
Options	—(3)	—(4)	—(5)	—(6)	—(6)	—(7)
RSUs	—(3)	—(4)	937,570(5)	1,233,645(6)	1,233,645(6)	1,233,645(7)
Total	—	—	5,156,320	2,483,645	2,483,645	1,233,645
Brian J. Wendling
Options	—(3)	—(4)	—(5)	—(6)	—(6)	—(7)
RSUs	—(3)	—(4)	32,560(5)	32,560(6)	32,560(6)	32,560(7)
Total	—	—	32,560	32,560	32,560	32,560
Renee L. Wilm
Options	—(3)	—(4)	—(5)	—(6)	—(6)	—(7)
RSUs	—(3)	—(4)	63,533(5)	63,533(6)	63,533(6)	63,533(7)
Total	—	—	63,533	63,533	63,533	63,533

(1)
If Mr. Rawlinson’s employment had been terminated by reason of his death or disability as of December 31, 2024, subject to the execution of a release by him or in the event of his death, his estate, he or his estate would have been entitled to receive continued payment of his 2024 base salary for a period of one year following his termination.

(2)
If Mr. Rawlinson’s employment had been terminated by our company without cause (as defined in the Rawlinson Employment Agreement) or by him for good reason (as defined in the Rawlinson Employment Agreement) as of December 31, 2024, subject to execution of a release, he would have been entitled to receive a payment equal to 1.5 times the sum of (a) his 2024 base salary and (b) his 2024 target bonus, payable in 18 equal monthly installments. Per the terms of the Rawlinson Extension Letter, if QVC Group and Mr. Rawlinson had not entered into a new employment agreement on or prior to February 28, 2025, then employment would terminate on February 28, 2025 and the severance amount due would instead be $1,000,000.

(3)
Mr. Rawlinson would have forfeited all rights to his unvested 2024 Rawlinson RSUs upon a voluntary termination without good reason as of December 31, 2024. If Mr. Wendling’s or Ms. Wilm’s employment had been terminated by him or her as of December 31, 2024, all of the 2024 Chief RSUs would have been forfeited. Messrs. Rawlinson’s and Wendling’s and Ms. Wilm’s vested options would have remained outstanding and exercisable in accordance with their terms in the event each of Messrs. Rawlinson and Wendling and Ms. Wilm terminated his or her employment as of December 31, 2024, but because the exercise prices of all vested options held by Messrs. Rawlinson and Wendling and Ms. Wilm at December 31, 2024 are more than the closing price of QVCGA shares on December 31, 2024, no value has been included for their vested options in the table.

(4)
If each of Messrs. Rawlinson and Wendling and Ms. Wilm was terminated by QVC Group for “cause” as of December 31, 2024, all of his or her outstanding option and RSU grants would have been forfeited.

(5)
Based on the number of unvested RSUs held by the named executive officer as of December 31, 2024 that would have vested pursuant to the following: If Messrs. Rawlinson’s or Wendling’s or Ms. Wilm’s employment had been terminated without cause or, for Mr. Rawlinson, if he terminated his employment for good reason, in each case, as of December 31, 2024, the 2024 Rawlinson RSUs and the 2024 Chief RSUs would have remained outstanding until any performance criteria had been determined to have been met or not and would have vested to the extent determined by the compensation committee. As described above in “—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards,” our compensation committee vested 76% of the 2024 Rawlinson RSUs and all of the 2024 Chief RSUs, which is reflected in the table above. Because the exercise prices of all options held by Messrs. Rawlinson and Wendling and Ms. Wilm at December 31, 2024 are more than the closing market price of QVCGA shares on December 31, 2024, no value has been included for any of the named executive officers’ options in the table.

(6)
Based on the number of unvested RSUs held by the named executive officer as of December 31, 2024 that would vest pursuant to the following: If Messrs. Rawlinson’s or Wendling’s or Ms. Wilm’s employment had been terminated due to death or disability as of December 31, 2024, all of the 2024 Rawlinson RSUs and 2024 Chief RSUs would have vested. Because the exercise prices of all options held by Messrs. Rawlinson and Wendling and Ms. Wilm at December 31, 2024 are more than the closing price of QVCGA shares on December 31, 2024, no value has been included for any of the named executive officers’ options in the table.

(7)
Upon a change of control, we have assumed for purposes of the tabular presentation above that all of the 2024 Rawlinson RSUs and 2024 Chief RSUs would have vested. Because the exercise prices of all options held by Messrs. Rawlinson and Wendling and Ms. Wilm at December 31, 2024 are more than the closing market price of QVCGA shares on December 31, 2024, no value has been included for any of the named executive officers’ options in the table.

QVC GROUP, INC. / 75

EXECUTIVE COMPENSATION
PAY VERSUS PERFORMANCE
This section provides information about the relationship between compensation actually paid to our Principal Executive Officer and other named executive officers and certain financial performance measures of our Company. For purposes of this section, the amount of compensation actually paid to our Principal Executive Officer and other named executive officers is determined using the valuation methods prescribed by the SEC in Item 402(v) of Regulation S-K. Although the rules describe such amount as compensation actually paid, these amounts are not reflective of the taxable compensation actually paid to our named executive officers in a covered year. As described in more detail below, to determine the amount of compensation actually paid in a covered year, Item 402(v) of Regulation S-K requires that in each covered year we (1) deduct the grant date value of equity awards reported in the Stock Awards or Option Awards columns in the Summary Compensation Table from the Total column in the Summary Compensation Table; (2) add, for awards granted in the covered year, the fair value of the equity awards (i) as of the end of a covered year or (ii) as of the vesting date, as applicable; and (3) add or subtract, for awards granted in, and outstanding at the end of, a prior year (i) the change in the fair value from the end of the prior year to the end of the current year or (ii) from the end of the prior year to the date the awards vest in the covered year, as applicable.
	Current PEO(1)		Former PEO(1)		Non-PEO NEOs(1)		Value of initial fixed $100 investment based on:			(millions)
Year	Summary Compensation Table Total for Current PEO ($)(2)	Compensation Actually Paid to Current PEO ($)(3)	Summary Compensation Table Total for Former PEO ($)(2)	Compensation Actually Paid to Former PEO ($)(3)	Average Summary Compensation Table Total for non-PEO NEOs ($)(2)	Average Compensation Actually Paid to non-PEO NEOs ($)(3)	Total Shareholder Return (“TSR”) ($)(4)		Peer Group Total TSR ($)(5)	Net Income ($)(6)	Adjusted OIBDA ($)(7)
2024	6,333,012	2,839,701	—	—	1,782,738	185,587	QVCGA	8.94	213.01	(1,250)	1,145
							QVCGB	76.45
2023	5,146,654	3,734,393	—	—	1,582,600	1,951,767	QVCGA	23.73	159.36	(94)	1,148
							QVCGB	173.00
2022	4,959,754	(3,487,264)	—	—	1,496,276	(5,680,091)	QVCGA	44.18	118.02	(2,532)	1,089
							QVCGB	134.11
2021	16,225,908	12,457,043	14,937,691	9,414,897	6,235,544	1,458,313	QVCGA	205.99	169.06	421	2,126
							QVCGB	201.04
2020	—	—	10,790,859	20,640,817	5,108,394	11,595,809	QVCGA	259.98	140.54	1,254	2,224
							QVCGB	253.92

(1)
Michael George was our Principal Executive Officer in 2020 and a portion of 2021 (our Former PEO). On October 1, 2021, Mr. Rawlinson succeeded Mr. George as our Principal Executive Officer and remained our Principal Executive Officer through 2024 (our Current PEO). Our named executive officers other than our Principal Executive Officer (non-PEO NEOs) for (a) each of the fiscal years 2020, 2021, 2022 and 2023 were Messrs. Maffei, Wendling and Albert Rosenthaler (our company’s former Chief Corporate Development Officer) and Ms. Wilm and (b) fiscal year 2024 were Messrs. Maffei and Wendling and Ms. Wilm.

(2)
Reflects, for each of our Current PEO and our Former PEO, the total compensation reported in the Summary Compensation Table and for the non-PEO NEOs, the average total compensation reported in the Summary Compensation Table in each of the fiscal years indicated.

(3)
Represents the compensation actually paid to each of our Current PEO, Former PEO and the non-PEO NEOs in each of the fiscal years indicated as computed in accordance with Item 402(v) of Regulation S-K and related SEC guidance, as set forth below:

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EXECUTIVE COMPENSATION
Compensation actually paid to PEO and Non-PEO NEOs
	As Reported in Summary Compensation Table(a)			Equity Award Adjustments(b)
Year	Total	Stock Awards	Option Awards	Fair Value at Year End of Awards Granted During Year that Remain Outstanding and Unvested at Year End(c)	Year-over- Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding and Unvested at Year End(d)	Fair Value at Vesting Date of Awards Granted and Vested in Same Year(e)	Change in Fair Value from Prior Year End to Vesting Date of Awards Granted in Prior Year and Vested in Covered Year(f)	Total Compensation Actually Paid
Current PEO
2024	6,333,012	(4,598,131)	—	—	—	1,233,645	(128,825)	2,839,701
2023	5,146,654	(2,822,430)	—	—	(121,773)	1,644,860	(112,918)	3,734,393
2022	4,959,754	(2,926,974)	—	—	(5,662,379)	971,684	(829,349)	(3,487,264)
2021	16,225,908	(6,841,422)	(5,948,895)	7,408,385	—	1,613,067	—	12,457,043
2020	—	—	—	—	—	—	—	—
Former PEO
2024	—	—	—	—	—	—	—	—
2023	—	—	—	—	—	—	—	—
2022	—	—	—	—	—	—	—	—
2021	14,937,691	(10,923,797)	—	—	—	5,401,003	—	9,414,897
2020	10,790,859	(3,218,805)	—	—	—	10,815,762	2,253,001	20,640,817
Non-PEO NEOs
2024	1,782,738	(613,054)	—	—	—	316,800	(1,300,897)	185,587
2023	1,582,600	(564,487)	—	—	399,967	622,383	(88,696)	1,951,767
2022	1,496,276	(499,327)	—	—	(6,755,464)	445,786	(367,361)	(5,680,091)
2021	6,235,544	(4,643,301)	—	2,092,510	(2,747,860)	521,421	—	1,458,313
2020	5,108,394	(736,170)	(1,720,161)	1,777,626	5,306,198	1,818,870	41,052	11,595,809

(a)
Reflects, for each of our Current PEO and Former PEO, the applicable amounts reported in the Summary Compensation Table and for the non-PEO NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated.

(b)
The adjustments made to the fair value of equity awards in accordance with Item 402(v) of Regulation S-K do not include adjustments for dividends paid or the fair value of equity awards received in lieu of cash compensation foregone at a named executive officer’s election where such amounts are reported in the Salary, Bonus or All Other Compensation columns of the Summary Compensation Table in accordance with SEC guidance.

(c)
Reflects, with respect to each of our Current PEO and Former PEO, the fair value and, with respect to the non-PEO NEOs, the average of the fair values, as of the end of the covered fiscal year of awards granted in, and remaining outstanding and unvested (in whole or in part) as of the end of, the covered fiscal year.

(d)
Reflects, with respect to each of our Current PEO and Former PEO, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from the end of the prior fiscal year to the end of the covered fiscal year of awards granted in prior fiscal years that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.

(e)
Reflects, with respect to each of our Current PEO and Former PEO, the fair value, and with respect to the non-PEO NEOs, the average of the fair values, as of the day awards became vested in the covered fiscal year, when such awards were also granted in the covered fiscal year.

(f)
Reflects, with respect to each of our Current PEO and Former PEO, the change in fair value, and with respect to the non-PEO NEOs, the average of the change in fair values, from the end of the prior fiscal year to the day awards became vested in the covered fiscal year, when such awards were granted in a prior fiscal year.

(4)
For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in each of our Series A and Series B common stock (Nasdaq: QVCGA and QVCGB) from December 31, 2019 through December 31 of each covered fiscal year.

(5)
For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in the S&P 500 Retail Index from December 31, 2019 through December 31 of each covered fiscal year.

(6)
Represents the amount of net income reflected in our consolidated financial statements for each covered fiscal year.

QVC GROUP, INC. / 77

EXECUTIVE COMPENSATION
(7)
We define Adjusted OIBDA as operating income (loss) plus depreciation and amortization, stock-based compensation, separately reported litigation settlements, transaction related costs (including acquisition, restructuring, integration, and advisory fees), impairment charges and fire-related costs. For purposes of this disclosure, Adjusted OIBDA includes our attributable interests in our equity investments.

Relationship Between Compensation Actually Paid and Cumulative Total Shareholder Return

Relationship Between Compensation Actually Paid and Net Income

Relationship Between Compensation Actually Paid and Adjusted OIBDA

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EXECUTIVE COMPENSATION
2024 Key Performance Measures
The table below contains an unranked list of the most important financial performance measures we use to link executive compensation actually paid to performance.
Key Financial Performance Measures
Revenue
Adjusted OIBDA
Free Cash Flow
QVC GROUP, INC. / 79

EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2024, with respect to shares of our common stock authorized for issuance under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights or settlement of restricted stock units (a)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
QVC Group, Inc. 2016 Omnibus Incentive Plan, as amended			—(1)
QVCGA	14,295,877	$6.13
QVCGB	406,758	$12.95
QVCGP	—	—
QVC Group, Inc. 2020 Omnibus Incentive Plan, as amended			20,752,913(2)
QVCGA	12,778,524	$9.01
QVCGB	295,608	—
QVCGP	—	—
Equity compensation plans not approved by security holders: None(3)
Total
QVCGA	27,074,401
QVCGB	702,366
QVCGP	—		20,752,913

(1)
Upon adoption of the 2020 incentive plan, as amended, the Board of Directors ceased making any further grants under the prior incentive plans, including the 2016 incentive plan, as amended. The amounts reported for the 2016 incentive plan reflect the number of shares of QVCGA and QVCGB to be issued upon exercise of outstanding options and the weighted exercise price thereof.

(2)
The 2020 incentive plan, as amended, permits grants of, or with respect to, shares of any series of our common stock. Shares remaining in the 2016 incentive plan as of the adoption of the 2020 incentive plan are available for issuance under the 2020 incentive plan. The amounts reported for the 2020 incentive plan reflect 4,026,801 shares of QVCGA to be issued upon exercise of outstanding options and 8,751,723 shares of QVCGA and 295,608 shares of QVCGB to be issued upon the settlement of restricted stock units or deferred stock units. Restricted stock units subject to performance-based vesting requirements are reflected at target performance in the above table. As described in “—Compensation Discussion and Analysis—Elements of 2024 Executive Compensation—Equity Incentive Compensation—Annual Equity Awards—Maffei Annual Equity Awards,” our compensation committee vested all of the 2024 Maffei QVCGB RSUs, but had 150% of the 2024 Maffei QVCGB RSUs vested, 443,412 shares of QVCGB would have been issuable upon the settlement of such restricted stock units. The 2024 Maffei RSUs and the 2024 Chief RSUs vested at the target level, and 76%, or 2,841,121 shares, of the 2024 Rawlinson RSUs vested. The weighted average exercise prices relate solely to outstanding options and do not take into account restricted stock units or deferred stock units, which by their nature do not have an exercise price.

(3)
On December 29, 2017, in connection with our acquisition of HSN, Inc., we assumed each outstanding award issued pursuant to the HSN, Inc. Second Amended and Restated 2008 Stock and Annual Incentive Plan and the HSN, Inc. 2017 Omnibus Incentive Plan (together, the HSN Plans and such awards collectively, the Assumed HSN Awards). The Assumed HSN Awards were converted into a corresponding award with respect to shares of QVCGA. We do not intend to issue any new grants under the HSN Plans in the future. As of December 31, 2024, the number of securities to be issued upon exercise of outstanding options, warrants and rights under the HSN, Inc. Second Amended and Restated 2008 Stock and Annual Incentive Plan was 908,101 QVCGA shares, which have a weighted average exercise price of $13.64 and 3,510 shares of QVCGA and 104 shares of QVCGP to be issued upon the settlement of deferred stock units. With respect to the HSN, Inc. 2017 Omnibus Incentive Plan, reflects 5,535 shares of QVCGA and 165 shares of QVCGP to be issued upon settlement of deferred stock units.

80 / 2025 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The following table sets forth information concerning shares of our capital stock beneficially owned by each person or entity known by us to own more than five percent of the outstanding shares of any series of our voting stock. Beneficial ownership of our capital stock is set forth below only to the extent known by us or ascertainable from public filings.
Unless otherwise indicated, the security ownership information with respect to our capital stock is given as of January 31, 2025 and, in the case of percentage ownership information, is based upon (1) 389,654,508 QVCGA shares, (2) 8,927,840 QVCGB shares and (3) 12,723,258 QVCGP shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all QVCGA and QVCGB shares. QVCGP shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.
Name and Address of Beneficial Owner	Title of Series	Amount and Nature of Beneficial Ownership	Percent of Series (%)	Voting Power (%)
John C. Malone c/o QVC Group, Inc. 12300 Liberty Boulevard Englewood, CO 80112	QVCGA	30,421,522(1)	7.8	6.4
	QVCGB	—(1)	—
	QVCGP	865,530(1)	6.8
Gregory B. Maffei c/o QVC Group, Inc. 12300 Liberty Boulevard Englewood, CO 80112	QVCGA	5,732,400(2)	1.4	18.2
	QVCGB	8,345,664(2)	89.4
	QVCGP	181,624(2)	1.4
Contrarius Investment Management Limited 2 Bond Street St. Helier, Jersey JE2 3NP, Channel Islands	QVCGA	35,138,516(3)	9.0	7.3
	QVCGB	—	—
	QVCGP	—	—
FPR Partners, LLC 405 Howard Street, 2nd Floor San Francisco, CA 94105	QVCGA	29,888,306(4)	7.7	6.2
	QVCGB	—	—
	QVCGP	—	—
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	QVCGA	28,659,287(5)	7.4	6.0
	QVCGB	—	—
	QVCGP	—	—

*
Less than one percent

(1)
Information with respect to shares of our capital stock beneficially owned by Mr. Malone, a director of our Company, is also set forth in “—Security Ownership of Management.”

(2)
Information with respect to shares of our capital stock beneficially owned by Mr. Maffei, our Chairman of the Board, is also set forth in “—Security Ownership of Management.”

(3)
Based on Amendment No. 2 to Schedule 13G, filed February 11, 2025 jointly by Contrarius and Contrarius Bermuda, which states that, with respect to QVCGA, each of Contrarius and Contrarius Bermuda has shared voting power and shared dispositive power over 35,138,516 shares.

(4)
Based on Schedule 13F, filed February 14, 2025 by FPR, which states that, with respect to QVCGA, FPR has sole voting power and sole investment discretion over 29,888,306 shares.

(5)
Based on Schedule 13F, filed February 11, 2025 by Vanguard, which states that, with respect to QVCGA, Vanguard has sole investment discretion over 28,529,684 shares and shared investment discretion over 129,603 shares.

QVC GROUP, INC. / 81

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECURITY OWNERSHIP OF MANAGEMENT
The following table sets forth information with respect to the ownership by each of our directors and named executive officers (as defined herein) and by all of our current directors and executive officers as a group of shares of QVCGA, QVCGB and QVCGP (which does not include those persons who will be executive officers effective April 1, 2025 as set forth in “Executive Management” above). The security ownership information with respect to our capital stock is given as of January 31, 2025 and, in the case of percentage ownership information, is based upon (1) 389,654,508 QVCGA shares, (2) 8,927,840 QVCGB shares and (3) 12,723,258 QVCGP shares, in each case, outstanding on that date. The percentage voting power is presented on an aggregate basis for all QVCGA and QVCGB shares. QVCGP shares are, however, non-voting and, therefore, in the case of percentage voting power, are not included.
Shares of restricted stock that have been granted pursuant to QVC Group’s incentive plans are included in the outstanding share numbers, for purposes of the table below and throughout this proxy statement. Shares of capital stock issuable upon exercise or conversion of options, warrants, restricted stock units, dividend equivalent rights and convertible securities that were exercisable or convertible on or within 60 days after January 31, 2025 are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants, restricted stock units, dividend equivalent rights or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and named executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. For purposes of the following presentation, beneficial ownership of shares of QVCGB, though convertible on a one-for-one basis into shares of QVCGA, are reported as beneficial ownership of QVCGB only, and not as beneficial ownership of QVCGA. So far as is known to us, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Gregory B. Maffei Chairman of the Board and Director	QVCGA	5,732(1)(2)	1.4	18.2
	QVCGB	8,346(1)(2)	89.4
	QVCGP	182	1.4
David Rawlinson II President, Chief Executive Officer and Director	QVCGA	2,860(1)	*	*
	QVCGB	—	—
	QVCGP	—	—
John C. Malone Director	QVCGA	30,422(3)(4)(5)	7.8	6.4
	QVCGB	—	—
	QVCGP	866(3)(4)(5)(6)	6.8
Richard N. Barton Director	QVCGA	217(1)(7)	*	*
	QVCGB	—	—
	QVCGP	**(7)	*
Fiona P. Dias Director	QVCGA	128(8)	*	*
	QVCGB	—	—
	QVCGP	**(8)	*
M. Ian G. Gilchrist Director	QVCGA	201(1)	*	*
	QVCGB	—	—
	QVCGP	—	—
Evan D. Malone Director	QVCGA	446(5)	*	*
	QVCGB	—	—
	QVCGP	10(5)	*
Larry E. Romrell Director	QVCGA	256(1)	*	*
	QVCGB	**	*
	QVCGP	—	—
82 / 2025 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)	Percent of Series (%)	Voting Power (%)
Andrea L. Wong Director	QVCGA	169(1)	*	*
	QVCGB	—	—
	QVCGP	1	*
Brian J. Wendling Principal Financial Officer and Chief Accounting Officer	QVCGA	73(1)	*	*
	QVCGB	—	—
	QVCGP	—	—
Renee L. Wilm Chief Legal Officer and Chief Administrative Officer	QVCGA	670(1)	*	*
	QVCGB	—	—
	QVCGP	—	—
All current directors and executive officers as a group (11 persons)	QVCGA	40,884(1)(2)(3)(4)(5)(7)(8)(9)	10.3	25.4
	QVCGB	8,346(1)(2)	89.4
	QVCGP	1,051(3)(4)(5)(6)(7)(8)(9)	8.3

*
Less than one percent

**
Less than 1,000 shares

(1)
Includes beneficial ownership of QVCGA and QVCGB shares that may be acquired upon exercise of, or which relate to, stock options exercisable within 60 days after January 31, 2025.

	QVCGA	QVCGB
Gregory B. Maffei	5,732,400	406,758
David Rawlinson II	1,333,184	—
Richard N. Barton	141,955	—
M. Ian G. Gilchrist	114,757	—
Larry E. Romrell	141,955	—
Andrea L. Wong	46,059	—
Brian J. Wendling	72,866	—
Renee L. Wilm	670,069	—
Total	8,253,245	406,758

(2)
The Maffei Call Agreement (as defined and described below) contains certain provisions relating to the transfer of QVCGB shares beneficially owned by Mr. Maffei.

(3)
Includes 937,593 QVCGA shares and 19,057 QVCGP shares held in a revocable trust with respect to which Mr. Malone and Mr. Malone’s wife, Mrs. Leslie Malone (Mrs. Malone), are trustees. Mrs. Malone has the right to revoke such trust at any time. Mr. Malone has disclaimed beneficial ownership of the shares held by such trust.

(4)
Includes 213,526 QVCGA shares and 5,823 QVCGP shares held by a trust which is managed by an independent trustee, of which the beneficiary is one of Mr. Malone’s adult children, and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trust and has disclaimed beneficial ownership of the shares held by the trust.

(5)
Includes 291,314 QVCGA shares and 7,944 QVCGP shares held by a trust which is managed by an independent trustee and Mr. Evan Malone, one of Mr. Malone’s adult children, of which the beneficiary is Mr. Evan Malone and in which Mr. Malone has no pecuniary interest. Mr. Malone retains the right to substitute assets held by the trust and has disclaimed beneficial ownership of the shares held by the trust.

(6)
Includes 110,300 QVCGP shares held by a grantor trust of which Mrs. Malone is the grantor and Mr. Malone is the sole trustee. Mrs. Malone retains a power of substitution and Mr. Malone has a power of appointment over the assets in the trust.

(7)
Includes 66 QVCGA shares and 1 QVCGP share held by the Barton Descendants’ Trust 12/30/2004 over which Mr. Barton has investment power but not voting power.

(8)
Includes 9,045 restricted stock units with respect to QVCGA shares, 269 restricted stock units with respect to QVCGP shares, and 11,993 dividend equivalent rights with respect to QVCGA shares. Upon the completion of our acquisition of HSN, Inc., QVC Group assumed Ms. Dias’s outstanding deferred stock units with respect to HSN, Inc. common stock and converted such deferred stock units into 9,045 restricted stock units with respect to QVCGA shares and dividend equivalent rights have subsequently accrued on such restricted stock units in connection with special dividends paid on QVC Group’s common stock and quarterly dividends paid on QVCGP. As a result of the expiration of the 2020 incentive plan on May 21, 2025, following the payment of the QVCGP dividend on March 17, 2025, Ms. Dias will accrue cash on quarterly dividends paid on QVCGP instead of dividend equivalent

QVC GROUP, INC. / 83

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
rights. Ms. Dias’s restricted stock units and dividend equivalent stock unit rights and such cash (as described in the foregoing sentence) will vest upon her termination of service from the Board of Directors.
(9)
The 291,314 QVCGA shares and 7,944 QVCGP shares held by the trust described in footnote (5) above and included in the number of shares beneficially owned by both Messrs. Malone and Evan Malone are only included once in these totals.

HEDGING DISCLOSURE
We do not have any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
CHANGES IN CONTROL
We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.
DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC.
Based solely on a review of the copies of the Forms 3, 4 and 5 and amendments to those forms filed with the SEC and written representations made to us by our executive officers and directors, we believe that, during the year ended December 31, 2024, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were met, with the exception of one Form 4 by Albert E. Rosenthaler on April 3, 2024 reporting one transaction.
84 / 2025 PROXY STATEMENT

Certain Relationships and Related Party Transactions
Certain Relationships and Related Party Transactions

Under our Code of Business Conduct and Ethics and Corporate Governance Guidelines, if a director or executive officer has an actual or potential conflict of interest (which includes being a party to a proposed “related party transaction” (as defined by Item 404 of Regulation S-K)), the director or executive officer should promptly inform the person designated by our Board to address such actual or potential conflicts. No related party transaction may be effected by our company without the approval of the audit committee of our Board or another independent body of our Board designated to address such actual or potential conflicts.
MALONE STOCK EXCHANGE AND MAFFEI ARRANGEMENTS
On May 18, 2021, Gregory B. Maffei, the Chairman of the Board and a director of our company, delivered a written offer (the Offer) to John C. Malone, a director of our company, to acquire all of the outstanding shares of QVCGB beneficially owned by Mr. Malone, his wife Leslie Malone and certain trusts for the benefit of Mr. Malone, Mrs. Malone and/or their children (the Malone Group, and such shares, the Subject Shares) at a per share price of $14.00 payable in cash, securities or such other form of consideration as to which Mr. Maffei and Mr. Malone might mutually agree. The transfer by the Malone Group of the Subject Shares was subject to the terms of that certain call agreement, dated February 9, 1998 (the Call Agreement), among our company, as successor-in-interest to the assignee of TCI, Mr. Malone and Mrs. Malone, which provided us with the right to acquire all, but not less than all, of the Subject Shares at a per share price equal to the lower of (x) the Offer price or (y) 110% of the average closing prices of a share of QVCGA for the 30 consecutive trading days ending on May 17, 2021 (with the price calculated pursuant to clause (y) equal to $13.62 per share (the Call Price)) (the Call Right). On May 18, 2021, Mr. Malone provided written notice to us of his desire to accept the Offer, subject to the approval by our Board of Directors of the transactions contemplated thereby for purposes of Section 203 of the General Corporation Law of the State of Delaware, pursuant to the terms of the Call Agreement. However, in the event we determined to exercise the Call Right, Mr. Malone indicated a preference for the payment of the per share price in the form of shares of QVCGA such that he would continue to hold a substantial investment in our company.
STOCK EXCHANGE AGREEMENT WITH JOHN C. MALONE
On June 2, 2021, we delivered written notice to Mr. Malone to exercise the Call Right and to pay the per share Call Price required by the Call Agreement in shares of QVCGA. On June 3, 2021, we and the Malone Group entered into a Stock Exchange Agreement (the Malone Stock Exchange Agreement) to effect the closing of the Call Right exercise, pursuant to which the Malone Group transferred to us an aggregate of 27,655,931 shares of QVCGB, and in exchange (the Malone Exchange), we issued to the Malone Group an aggregate of 30,421,522 shares of QVCGA. Under the terms of the Call Agreement, the aggregate Call Price converts into an equivalent ratio of 1.1 shares of QVCGA for each share of QVCGB with the aggregate number of shares of QVCGA issued to each member of the Malone Group rounded down to the nearest whole share.
ARRANGEMENTS WITH GREGORY B. MAFFEI
As a result of the Malone Exchange and in the absence of the negotiated Letter Agreement (defined below) Mr. Maffei would have had the right to assert that a “Change of Control” (as defined in the 2019 Maffei Employment Agreement), by and between Liberty Media and Mr. Maffei) with respect to our company had occurred and that Mr. Maffei had “Good Reason” (as defined in the 2019 Maffei Employment Agreement) to resign from and terminate his employment with our company. This would have resulted in the acceleration of the vesting of Mr. Maffei’s outstanding and unvested equity-based awards with respect to our company, our obligation to pay Mr. Maffei certain severance related benefits and our obligation to make a termination payment to Liberty Media pursuant to that certain Services Agreement, dated as of September 23, 2011, between us and Liberty Media, as clarified by that certain Letter Agreement, dated as of September 23, 2011, by and between us and Liberty Media, and as amended by that certain First Amendment to Services Agreement, effective as of December 13, 2019, by and between us and Liberty Media (the Services Agreement).
QVC GROUP, INC. / 85

Certain Relationships and Related Party Transactions
WAIVER LETTER AND AMENDMENT OF 2019 MAFFEI EMPLOYMENT AGREEMENT
On June 3, 2021, we, Liberty Media and Mr. Maffei entered into a Waiver Letter and Amendment of 2019 Maffei Employment Agreement (the Letter Agreement), pursuant to which, among other things, Mr. Maffei (x) waived his rights to assert that our exercise of the Call Right, the transactions to be consummated pursuant to the Malone Stock Exchange Agreement or the resulting reduction in the Malone Group’s voting power with respect to our company (collectively, the Specified Events) would constitute a “Change in Control” or “Good Reason,” in each case, as defined in the 2019 Maffei Employment Agreement, with respect to our company, and agreed not to terminate his employment with our company for “Good Reason” in connection with or arising out of the Option Cancellation (as defined below) or any of the Specified Events, and (y) consented to the cancellation (the Option Cancellation) of stock option awards to purchase shares of QVCGB that had been granted to Mr. Maffei on each of December 24, 2014, and March 31, 2015 for 1,137,228 shares at an exercise price of $16.97 per share, and 197,783 shares at an exercise price of $16.71 per share, respectively. In consideration for the foregoing, pursuant to the Letter Agreement, (i) Mr. Maffei received a grant of 1,101,321 restricted shares of QVCGB which vested in December 2024 in accordance with the terms of the Letter Agreement, and (ii) we agreed that the portion of the Annual Equity Awards (as defined in the 2019 Maffei Employment Agreement) that would be granted by our company to Mr. Maffei pursuant to Section 4.11 of the 2019 Maffei Employment Agreement for calendar years 2022, 2023 and 2024 be granted with respect to QVCGB.
MAFFEI STOCK EXCHANGE AGREEMENT
Also, on June 3, 2021, we and Mr. Maffei entered into a Stock Exchange Agreement (the Maffei Stock Exchange Agreement) pursuant to which, among other things: (i) on June 3, 2021, Mr. Maffei transferred to us an aggregate of 5,378,308 shares of QVCGA, and in exchange we issued to Mr. Maffei an equivalent number of shares of QVCGB; (ii) we agreed that on the terms and subject to the conditions of the Maffei Stock Exchange Agreement, Mr. Maffei, at his option (during the six-month period following the vesting of the performance-based restricted stock unit award granted to Mr. Maffei on March 10, 2021), may transfer to us the number of shares of QVCGA actually received by Mr. Maffei upon vesting of such performance-based restricted stock unit award in exchange for an equivalent number of newly-issued shares of QVCGB (the Subsequent Exchange); (iii) Mr. Maffei agreed that until December 31, 2024 (the Cap Period), which was also the end of the term of the 2019 Maffei Employment Agreement, he would not, and would not authorize or permit any of his affiliates that he controls (Controlled Affiliates) to, acquire or agree to acquire (or announce publicly an intent to acquire) by purchase or otherwise, beneficial ownership of our voting securities (or direct or indirect rights or options to acquire any such voting securities) if, after giving effect to any such acquisition of securities, the aggregate voting power of our voting securities beneficially owned by Mr. Maffei and his Controlled Affiliates would have exceeded 20.0% of the voting power of all of the outstanding voting securities (assuming, for purposes of this calculation that all voting securities beneficially owned by Mr. Maffei which are not outstanding are included in the calculation) (the Cap); and (iv) the foregoing transactions by which Mr. Maffei and certain of his related persons became an “interested stockholder” were approved for purposes of Section 203 of the General Corporation Law of the State of Delaware.
The Cap was subject to certain exceptions, including (i) the Subsequent Exchange, (ii) the receipt, exercise or vesting of his equity compensation awards and (iii) any dividend or other distribution made, or similar action taken, by us (including the receipt in connection therewith of any rights, warrants or other securities granting the holder the right to acquire voting securities of our company, and any acquisition of voting securities of our company upon the exercise thereof). However, if during the Cap Period, the voting power of our outstanding voting securities beneficially owned by Mr. Maffei and his Controlled Affiliates had exceeded the Cap, Mr. Maffei would, and would have caused his Controlled Affiliates to, vote his voting securities that represent voting power in excess of the Cap, in the same proportions as the votes cast by our stockholders unaffiliated with Mr. Maffei on any matter submitted to a vote of our stockholders. In addition, Mr. Maffei and his Controlled Affiliates could not have transferred voting securities of our company to any other Controlled Affiliate of Mr. Maffei unless such transferee agreed to be bound by the terms of the Maffei Stock Exchange Agreement.
On March 25, 2022, we and Mr. Maffei completed the Subsequent Exchange. Pursuant to the terms of the Maffei Stock Exchange Agreement, at the closing of the Subsequent Exchange, Mr. Maffei transferred to us 229,022 shares of QVCGA and in exchange we issued to Mr. Maffei an equivalent number of shares of QVCGB.
The foregoing descriptions of the Malone Stock Exchange Agreement, the Maffei Stock Exchange Agreement, the Letter Agreement and Mr. Maffei’s restricted stock award do not purport to be complete and are subject to, and qualified in their entirety by, such agreements, which are incorporated by reference herein and filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to our Current Report on Form 8-K filed with the SEC on June 4, 2021.
86 / 2025 PROXY STATEMENT

Certain Relationships and Related Party Transactions
MAFFEI CALL AGREEMENT
In connection with the settlement of stockholder litigation stemming from the transactions described above under “—Malone Stock Exchange and Maffei Arrangements,” on September 25, 2024, our company entered into a call agreement (the Maffei Call Agreement) with Mr. Maffei, pursuant to which Mr. Maffei granted to our company the right to purchase all shares of High Vote Stock (as defined below) owned by Mr. Maffei and certain successors and permitted transferees (collectively, the Maffei Group) upon Mr. Maffei’s death. If that right is exercised, our company may acquire the High Vote Stock at a price equal to the market price of the Low Vote Stock (as defined below) into which such High Vote Stock is convertible, plus a 10% premium. Our company also has a right of first refusal to purchase High Vote Stock that a member of the Maffei Group may propose to sell to a third party, at a purchase price equal to the lesser of (i) the price offered by the third party and (ii) the market price of the Low Vote Stock into which such High Vote Stock is convertible, plus a 10% premium. In either case, if our company exercises its right to purchase the High Vote Stock of the applicable member of the Maffei Group, such member of the Maffei Group can elect to receive from our company the purchase price for such High Vote Stock in cash, shares of Low Vote Stock or a combination thereof. The Maffei Call Agreement also prohibits any member of the Maffei Group from disposing of High Vote Stock, except for certain exempt transfers (such as transfers to specified related parties, the conversion of any High Vote Stock to Low Vote Stock on a one-for-one basis or certain dispositions to satisfy withholding obligations in connection with the exercise of stock options) and except if our company fails to exercise its right of first refusal in connection with a proposed sale of High Vote Stock to a third party.
For purposes of the Maffei Call Agreement, “High Vote Stock” is common stock of our company of any series that has voting rights greater than one vote per share, while “Low Vote Stock” is common stock of our company of any series that has not more than one vote per share. The High Vote Stock currently consists of QVCGB, while the Low Vote Stock currently consists of QVCGA.
The Maffei Call Agreement became effective on December 6, 2024. The Maffei Call Agreement will terminate upon the first to occur of (i) all of the High Vote Stock held by the Maffei Group has been sold to our company and/or sold to a third party whereby our company did not elect to exercise its right of first refusal, (ii) a change of control of our company (subject to certain exceptions), (iii) the Maffei Group collectively beneficially own less than 5% of the voting power of our company and (iv) our company’s call right following the death of Mr. Maffei has expired unexercised.
The foregoing description of the Maffei Call Agreement does not purport to be complete and is subject to, and qualified in its entirety by, such agreement, a copy of which is incorporated by reference herein and filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on September 25, 2024.
QVC GROUP, INC. / 87

Appendix A
Appendix A

GAAP TO NON-GAAP RECONCILIATION OF FREE CASH FLOW
(US$ millions, unaudited)
	Twelve months ended December 31,
	2023	2024
Net Cash Provided (Used) by Operating Activities(1)	919	525
Plus: Insurance Proceeds Related to Fixed Assets	54	—
Less: Capital Expenditures	(230)	(199)
Less: Expenditures for Television Distribution Rights	(113)	(37)
Less: Investments in Green Energy(2)	—	—
Less: Dividends Paid to Non-controlling Interest	(53)	(51)
Free Cash Flow	577	238
Less: Insurance Proceeds Related to Rocky Mount Fire	(280)	—
Free Cash Flow Excluding Insurance Proceeds Related to Rocky Mount Fire	297	238

(1)
Includes insurance proceeds received for operating expenses and business interruption losses of $226 million in the twelve months ended December 31, 2023.

(2)
Included within investments in and loans to cost and equity investees.

USE OF NON-GAAP MEASURES
QVC Group defines free cash flow as cash flows from operating activities less capital expenditures, expenditures for television distribution rights, investments in green energy and dividends paid to noncontrolling interests. QVC Group believes free cash flow is an important indicator of the financial stability of its business. QVC Group believes cash flows from operating activities is the most directly comparable GAAP measure. Free cash flow is not meant to replace or supersede this GAAP measure, but rather to supplement such GAAP measure in order to present investors with a supplemental metric of financial performance.
QVC GROUP, INC. / A-1

Appendix B
Appendix B

CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION OF
QVC GROUP, INC.
QVC Group, Inc., a corporation duly organized and validly existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:
FIRST: The Restated Certificate of Incorporation of the Corporation is hereby amended by deleting in its entirety the paragraph of Article IV thereof that is the penultimate paragraph of the paragraphs of such Article IV that precede the beginning of Section A of such Article IV, which penultimate paragraph provided for the prior reclassification of capital stock of the Corporation and begins with the language “Upon this Restated Certificate of Incorporation”, and inserting the following in lieu thereof:
“Upon this Certificate of Amendment of Restated Certificate of Incorporation of the Corporation (as the Restated Certificate of Incorporation of the Corporation may from time to time hereafter be amended or restated, this “Restated Certificate”) becoming effective pursuant to the DGCL (the “Effective Time”), the shares of Series A Common Stock and Series B Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time shall be reclassified and combined into a smaller number of shares of Series A Common Stock and Series B Common Stock, respectively, such that (i) each two (2) to fifty (50) shares of Series A Common Stock shall, at the Effective Time, be automatically reclassified and combined into one share of Series A Common Stock, and (ii) each two (2) to fifty (50) shares of Series B Common Stock shall, at the Effective Time, be automatically reclassified and combined into one share of Series B Common Stock, in each case, with the exact ratio within the foregoing range to be determined by the Board of Directors (or a committee thereof) and publicly announced by the Corporation prior to the Effective Time; provided that the ratio determined by the Board of Directors (or a committee thereof) shall be identical for both the Series A Common Stock and Series B Common Stock (the “Reclassification”). The par value of the Common Stock immediately following the Effective Time shall remain at $0.01 par value per share. Immediately following the Effective Time, any certificates representing the shares of Common Stock shall represent the number of whole shares of Common Stock into which such shares shall have been reclassified pursuant to the Reclassification. No fractional shares of Common Stock shall be issued as a result of the Reclassification. In lieu of any fractional shares to which a stockholder would otherwise be entitled as a result of the Reclassification, the Corporation shall pay to such stockholder cash equal to such fraction multiplied by the fair value of a share of the applicable series of Common Stock as determined in good faith by the Board of Directors (or a committee thereof) in accordance with the DGCL.”
SECOND: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
QVC GROUP, INC. / B-1

Appendix B
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its authorized officer this      day of            , 20  .
QVC GROUP, INC.
By:

Name:
Title:
B-2 / 2025 PROXY STATEMENT

BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O QVC GROUP, INC.P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. New York City time on May 11, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/QVC2025You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. New York City time on May 11, 2025. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V67585-P26889KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLY QVC GROUP, INC.The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1.1.Election of Directors Nominees: 1)Richard N. Barton 2)M. Ian. G. Gilchrist ForWithholdFor AllTo withhold authority to vote for any individualAllAllExceptnominee(s), mark "For All Except" and write thenumber(s) of the nominee(s) on the line below.!!! The Board of Directors recommends a vote FOR Proposals 2, 3 and 4.2.The reverse stock split proposal, to approve the adoption of an amendment to our Restated Certificate of Incorporation to effect a reverse stock split of our Series A common stock, par value $0.01 per share, and our Series B common stock, par value $0.01 per share, at a ratio of at least 1-for-2 and up to 1-for-50, with the exact ratio within the foregoing range to be determined by our Board of Directors (or a committee thereof) and publicly announced prior to the effectiveness of the reverse stock split. For Against Abstain! ! ! 3.The auditors ratification proposal, to ratify the selection of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2025. 4.The say-on-pay proposal, to approve, on an advisory basis, the compensation of our named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. ! ! !! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement and Annual Report are available at www.proxyvote.com.V67586-P26889QVC Group, Inc.Annual Meeting of StockholdersMay 12, 2025, 11:00 a.m. Mountain timeThis proxy is solicited by the Board of DirectorsThe undersigned hereby appoint(s) Renee L. Wilm and Katherine C. Jewell, or either of them, as proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series A common stock and/or Series B common stock held by the undersigned at the Annual Meeting of Stockholders to be held at 11:00 a.m., Mountain time, on May 12, 2025, via a live webcast accessible at www.virtualshareholdermeeting.com/QVC2025, and any adjournment or postponement thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3 AND 4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE IN THEIR DISCRETION.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE